UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities
Exchange Act of 1934

Check the appropriate box:

Preliminary Information Statement

Confidential, for Use of the Commission
Only (as permitted by Rule 14c-5(d)(2))

X	Definitive Information Statement

SIENA TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

X	No fee required.

Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
$_____ per share as determined under Rule 0-11 under the Exchange Act.
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

SIENA TECHNOLOGIES, INC.
5625 South Arville Street, SuiteE
Las Vegas, Nevada 89118
702-889-8777

INFORMATION STATEMENT

WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This information statement, pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and Regulation 14C and Schedule 14C there under (the “Information Statement”) will be mailed on or about June 5, 2008 to the stockholders of record as of April 14, 2008 (the “Record Date”) of Siena Technologies, Inc. (the “Company”) in connection with certain actions to be taken pursuant to the written consent of the stockholders of the Company holding a majority of the outstanding shares of common stock, dated as of April 9, 2008.

The actions to be taken pursuant to the written consent shall be taken on or about June 25, 2008, 20 days after the mailing of this information statement.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO
STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS HOLDING A MAJORITY OF THE OUTSTANDING CAPITAL STOCK IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS, DATED APRIL 9, 2008.

To the Stockholders of Siena Technologies, Inc.:

NOTICE IS HEREBY GIVEN to the stockholders of record of Siena Technologies, Inc. (“our”, “we” or the “Company”) as of the close of business on the record date, April 14, 2008 (the “Record Date”), that our board of directors (the “Board”) has recommended, and that the holders of a majority of the voting power of our outstanding common stock voted on April 9, 2008, to approve the sale of the Assets of our subsidiary, Kelley Communication Company, Inc.

None of our current officers, directors, or any of their respective affiliates has any interest in the matter to be acted upon, except as set forth in this Information Statement.

Pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and Regulation 14C and Schedule 14C there under, and the provisions of the Nevada Revised Statutes, the above-mentioned corporate actions will become effective on or after June 25, 2008, or twenty days (20) after this Information Statement is first mailed to our stockholders.

As of the Record Date, 42,163,691 shares of our common stock were issued and outstanding.  Each share of common stock entitles the holder to one vote on all matters brought before the common stockholders. The holders of a majority of the issued and outstanding shares of our common stock voted for the approval of the above-mentioned actions.

We will bear the entire cost of furnishing this Information Statement. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our common stock held of record by them.

Date: June 4, 2008	By Order of the Board of Directors,

/s/ Anthony DeLise
Anthony DeLise
Interim President and Chief Executive Officer

TABLE OF CONTENTS
CONSENTING SHAREHOLDERS	1
OUTSTANDING SHARES AND VOTING RIGHTS	2
INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON	2
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	3
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934	3
ACTION TO BE TAKEN:SALE OF ASSETS OF SUBSIDIARY KELLY COMMUNICATION COMPANY, INC.	4
Background	4
Past Transactions with J. Michael Kelly	5
Transaction Information	6
Contact Information	7
Business Conducted	7
Terms of Asset Sale	8
Consideration Offered to Security Holders	10
Reasons for the Asset Sale	10
Vote Required for Approval of the Asset Sale	12
Explanation of Any Material Differences in the Rights of Security Holders as a Result of the Asset Sale if Material	12
Brief Statement as to the Accounting Treatment of the Asset Sale, if Material	12
Federal Income Tax Consequence of the Asset Sale, if Material	12
Regulatory Approval	12
Reports, Opinions, Appraisals	13
Selected Financial Data	13
Financial Information	13
Pro Forma Information	13
Interest of Dutchess in the Asset Sale	13
ADDITIONAL INFORMATION	18

CONSENTING SHAREHOLDERS

As of April 9, 2008, the Company had 42,163,691 issued and outstanding shares of Common Stock of which were entitled to one vote on any matter brought to a vote of the Company’s stockholders. By written consent in lieu of a meeting, dated April 9, 2008, the Board of Directors and the Majority Shareholders approved the following actions:

(i)	Sale of Assets of Subsidiary Kelley Communication Company, Inc.

Effective on April 9, 2008, the following Majority Shareholders of Record on April 14, 2008, who collectively owned approximately 23,244,904 shares, or 55.13% of our voting common stock, consented in writing to the proposed actions:

Present Issued and Outstanding	42,163,691	100%

Name of Consenting Shareholder	Shares Eligible	Percent(%)

J. Michael Kelley	14,441,577	34.25%
Gary Elliston	5,008,654	11.88%
Dutchess Private Equities Fund, Ltd.	1,586,404	3.76%
Jack Manning	2,208,269	5.24%

We are not seeking written consent from any of our shareholders and our other shareholders will not be given an opportunity to vote with respect to the transactions. All necessary corporate approvals have been obtained, and this Information Statement is furnished solely for the purpose of:

•	Advising shareholders of the action taken by written consent by Nevada Law; and

•	Giving shareholders advance notice of the actions taken, as required by the Exchange Act.

Shareholders who were not afforded an opportunity to consent or otherwise vote with respect to the actions taken have no right under Nevada law to dissent or require a vote of all our shareholders.

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OUTSTANDING SHARES AND VOTING RIGHTS

As of the Record Date, our authorized capitalization consisted of 100,000,000 shares of common stock (the “Common Stock”), of which 42,163,691 shares were issued and outstanding.

 Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders. However, because stockholders holding at least a majority of the voting rights of all outstanding shares of capital stock as at the Record Date have voted in favor of the foregoing proposals by resolution dated April 9, 2008 and having sufficient voting power to approve such proposals through their ownership of capital stock, no other stockholder consents will be solicited in connection with this Information Statement.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders. We anticipate that the actions contemplated herein will be effected on or about June 25, 2008.

We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

Distributions and Costs

We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing.  We will only deliver one Information Statement to multiple security holders sharing an address, unless we have received contrary instructions from one or more of the security holders. Also, we will promptly deliver a separate copy of this Information Statement and future stockholder communication documents to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and future stockholder communication documents to any security holder or holders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above.

Security holders may also address future requests regarding delivery of information statements and annual reports by contacting us at our address noted above.

No Dissenters’ Rights

The Nevada Revised Statutes do not provide for dissenter's rights in connection with any of the actions described in this Information Statement, and we will not provide shareholders with any such right independently.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Except as disclosed elsewhere in this Information Statement, none of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise (other than with respect to elections to office) in any matter to be acted upon:

1.	any of our directors or officers of our Company;
2.	any proposed nominee for election as a director; and
3.	any associate or affiliate of any of the foregoing persons.

As more fully described in this Information Statement, on September 22, 2005, Mr. J. Michael Kelley sold Kelley Communication to the Company in exchange for 14,016,587 shares of our common stock. Mr. Kelley, a former director of Siena who resigned on January 11, 2008, owns 100% of the membership interests of the Kelley II, LLC, a Nevada limited liability company that is acquiring the Assets of Kelley Communication Company, Inc., and is its sole managing member.

The shareholdings of our directors and officers are listed below in the section entitled “Security Ownership of Certain Beneficial Owners and Management.”  To our knowledge, no director has advised us that he intends to oppose the corporate actions described herein.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information regarding the beneficial ownership of the common stock as of April 8, 2008 by (a) each stockholder who we know to own beneficially 5% or more of our outstanding Common Stock; (b) all directors; (c) all nominees for director; (d) our executive officers; and (d) all executive officers and directors as a group.

Except as otherwise indicated, all persons listed below have (i) sole voting power and investment power with respect to their shares of common stock, except to the extent that authority is shared by spouses under applicable law, and (ii) record and beneficial ownership with respect to their shares of common stock. The percentage of beneficial ownership is based upon 42,163,691 shares of common stock outstanding as of April 8, 2008.

Name and address of beneficial owner	Amount and Nature of Beneficial Ownership	Percent of class of common stock (1)
Anthony DeLise, Interim President and Chief Executive Officer	-0-	--
Michael Novielli(2) Director	7,466,049	15.5%
All Officers and Directors as a Group (2 Persons)(2)	7,4660,049	15.5%
J. Michael Kelly(3)	14,441,577	34.3%

(1)
Based on a total of 42,163,691 shares of common stock outstanding. In accordance with Securities and Exchange Commission Rules, each person's percentage interest is calculated by dividing the number of shares that person beneficially owns by the sum of (a) the total number of shares outstanding on April 8, 2008 plus (b) the number of shares such person has the right to acquire within sixty (60) days of April 8, 2008.

(2)
Mr. Novielli is director of Dutchess Private Equities Fund, Ltd. (“DPEF”) and managing member of Dutchess Advisors, LLC (“DA”, together with DPEF, “Dutchess”) which collectively beneficially own 7,466,049 shares of the Siena Technologies, Inc.’s common stock, Of this amount, DPEF beneficially owns 6,231,775 shares of common stock consisting of: (i) 1,352,130 shares of common stock; and (ii) warrants to purchase an aggregate of 4,879,645 shares of common stock. Further, DA beneficially owns 1,234,274 shares of common stock consisting of: (i) 234,274 shares of common stock; and (ii) warrants to purchase 1,000,000 shares of common stock. However, the terms of the warrants issued to Dutchess provide that Dutchess may not exercise the warrants if such exercise would result in Dutchess owning in excess of 4.99% of our total outstanding shares of common stock.

(3)
Consists of 625,000 shares of common stock and 13,816,577 shares owned by Kelley II, LLC. Mr. Kelley is the sole managing member of Kelley II, LLC, and as such, has voting and dispositive power over such shares owned by that entity.
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our directors and executive officers, and persons who own more than ten percent (10%) of our outstanding common stock, file with the Securities and Exchange Commission (the “SEC”) initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by the SEC to furnish us with copies of all such reports they file.  Specific due dates for such reports have been established by the SEC and we are required to disclose any failure to file reports by such dates.  We believe that during the fiscal year ended December 31, 2007, all reports required to be filed pursuant to Section 16(a) were filed on a timely basis.

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ACTION TO BE TAKEN: SALE OF ASSETS OF SUBSIDIARY KELLY COMMUNICATION COMPANY, INC.

On March 17, 2008, the Board of Directors, believing it to be in the best interests of the Company and its shareholders, approved the sale of the assets (the “Asset Sale”) of the Company’s wholly owned subsidiary, Kelley Communication Company, Inc., a Nevada corporation (“Kelley Communication”) pursuant to the terms of a certain Asset Purchase Agreement by and among our Company, Kelley Communication, Mr. James Michael Kelley, and Kelley II, LLC, a newly formed Nevada limited liability company (“Kelley II”). Mr. Kelley is an executive officer of Kelley Communications and a former Director of the Company.

Mr. Kelley owns 100% of the limited liability company membership interests of Kelley II, and is its sole managing member.  Additionally, he may be deemed to be the beneficial owner of approximately 13,816,577 shares of Siena’s capital stock owned by Kelley II (the “Kelley Shares”).  He is also a former director, who served on our Board from September 22, 2005 until January 2008. Mr. Kelley transferred the Kelley Shares to Kelley II for purposes of consummating the transactions contemplated by the Asset Purchase Agreement.

The summary that follows highlights selected information regarding the transaction, and may not contain all of the information that is important to you.  To fully understand the sale of substantially all of the assets of Kelley Communication, and for a more complete description of the Asset Sale and related matters, you should carefully read this Information Statement, including the Asset Purchase Agreement attached as Appendix A, in its entirety.

Background

Pursuant to an acquisition agreement, we acquired 100% of the outstanding common stock of Kelley Communication on September 22, 2005, in exchange for common stock. The results of Kelley Communication’s operations have been included in our consolidated financial statements since that date. Kelley Communication is a Las Vegas, Nevada-based business focused on the design, project management, installation and deployment of data, voice, video, audio/visual, security and surveillance systems, entertainment and special effects, and telecom systems.

The aggregate purchase price was $10,232,101, all of which was paid by issuing 14,016,577 shares of our common stock. The value of the shares of common stock was determined based on the average market price of our common stock on the ten trading days prior to September 22, 2005. The purchase price was determined by taking into account many factors including the reputation that Kelley Communication had amassed in its industry over the preceding 18 years, the reputation of Kelley Communication’s founder, James Michael Kelley, having been in the business for over 40 years, Kelley Communication’s estimate of 2005 projected revenues, and Kelley Communication’s debt obligations at the time of closing.

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Past Transactions with J. Michael Kelley

Upon the acquisition of Kelley, the Company assumed $492,856 in various notes payable to Michael Kelley.   The notes payable carried interest at a fixed rate of 5.00%. These notes payable were refinanced on October 7, 2005 with a $492,856 note payable carrying interest at 6.00% and requiring 24 monthly payments of $17,412 in principal and interest through September 2007.  The balances of $533,609 and $152,816 remained outstanding as of December 31, 2007 and 2006, respectively, all of which were current. The Company has defaulted on the October 7, 2005 note payable.  Michael Kelley had agreed to waive all default terms under the October 7, 2005 note payable.  The Company currently considers the debts owed to Michael Kelley as unsecured debt carrying an interest rate of 6.00%.  Repayment terms are unscheduled.

On September 22, 2005, the Company issued $540,000 in convertible debentures due to Mr. Kelley (the “Kelley Debenture”). The Kelley Debenture carried an interest rate of 0.00% and was due in September 2006. The Kelley Debenture was issued with a discounted price from the face value of $90,000. Mr. Kelley was entitled to convert the face amount of the Kelley Debentures, plus accrued interest, anytime following the issuance, into common stock of the Company at the lesser of (i) 75% of the lowest closing bid price during the fifteen trading days prior to the conversion date or (ii) 100% of the closing bid prices for the twenty trading days immediately preceding the issuance of the Kelley Debentures (“Fixed Conversion Price”), referred to as the “Conversion Price.” No fractional shares or scrip representing fractions of shares were to be issued on conversion, but the number of shares issuable were to be rounded up or down, as the case may be, to the nearest whole share. Additionally, in connection with the issuance of the Kelley Debenture, the Company issued warrants to purchase 135,000 shares of the Company’s common stock, at a purchase price equal to 120% of the fair market value on the date of issuance. The warrants were valued at $32,790 and were recorded as derivative liabilities in the Company’s balance sheet. The debt discount was being amortized into interest expense over the life of the loan.

Effective June 30, 2006, the Company entered into Amended and Restated Promissory Notes with Mr. Kelley, which restated and replaced in its entirety, the Kelley Debenture, including retiring the conversion rights of the debentures and retiring all related warrants to purchase shares of the Company’s common stock (the “Amended Promissory Notes”). The principal amount of the Kelley Debenture as amended was $476,250. The promissory note bears interest at 7% per annum. The Company was obligated to begin making payments on this promissory note in January 2007 and the promissory note is due in September 2008.

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The Amended and Restated Promissory Note for Mr. Kelley also provides:

•
if prior to the Company’s full payment and satisfaction of the Note, the Company borrows monies or raises capital from the sale of its common stock in excess of $3,500,000 (after the payment of all financing fees and expenses), the Company is obligated to pay to Mr. Kelley 30% of such excess up to the unpaid balance on the new promissory note within 10 days after receipt of such funds and if such funds are raised prior to when the Company is obligated to begin making payments, such obligation will be accelerated and will begin one month following such financing; and if at any time during which the Note remains unpaid, the Company’s earnings on a consolidated basis during any calendar year exceed $1,000,000 (before interest, taxes, depreciation and amortization, but after deducting of all principal and interest payments on outstanding debts, other than certain mandatory prepayments as discussed herein), the Company is obligated to pay Mr. Kelley 20% of the excess earnings, up to the unpaid balance of the new promissory note as a prepayment, within 10 business days of the filing of its Annual Report on Form 10-KSB.

The Company assumed $492,856 in various notes payable to the CEO and founder of Kelley, carrying interest at a fixed rate of 5.00% per annum. These notes payable were refinanced on October 7, 2005 with a $492,856 note payable carrying interest at 6.00% per annum and requiring 24 monthly payments of $17,412 in principal and interest through September 2007. The balance of $85,138 and $152,816, all of which is current, remained outstanding as of December 31, 2007 and December 31, 2006, respectively.

Further, the Company executed an employment agreement with Mr. Kelley in September 2005. The employment agreement was to continue in effect for a period of two years and can be renewed upon mutual agreement between Mr. Kelley and the Company. The Company may terminate the employment agreement at our discretion during the initial term, provided that the Company shall pay Mr. Kelley an amount equal to payment at Mr. Kelley’s base salary rate for six months. The Company can also terminate the employment agreement for cause with no financial obligations to Mr. Kelley. Mr. Kelley currently earns a gross salary of $10,000 per month.

Transaction Information

Summary Term Sheet

The material terms of the Asset Sale are as follows:

(i)	Sale and purchase of 100% of the outstanding shares of Kelley Communication, the Company’s wholly-owned subsidiary;

(ii)	The Asset Sale includes the purchase of all assets and assumption of all liabilities of Kelley Communications;

(iii)	Purchase Price consists of 13,816,577 shares of Siena’s capital stock owned by Kelley II;

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(iv)	Mutual releases of the parties, including Dutchess, and release of certain collateral provided by Dutchess used to secure certain obligations of Kelley Communications to Nevada First Bank;

(v)
The liabilities assumed relate to (i) all obligations and liabilities of the Kelley Communication and the Company with respect to that certain sale of Tuscany Services, LLC, (ii) all obligations and liabilities of the Company and Kelley Communication with respect to that certain Settlement Agreement, dated January 31, 2007, by and between the Company, Kelley Technologies, LLC, Michael Kelley, the Company, Lisa Cox, individually and as Special Administratrix of the Estate of Stephen L. Cox; and (iii) all obligations and liabilities of the Company and Kelley Communication with respect to that certain Confession of Judgment entered into by the District Court, Clark County, Nevada, dated December 1, 2007, in favor of Technology In Practice, LLC against the Company (“TIP Judgment”).

Contact Information

Siena Technologies, Inc. is currently located at 1110 Route 55, Suite 206, Town Square, LaGrangeville, NY 12540.

Kelley Communication Company, Inc. is located at 5625 South Arville Street, Suite E, Las Vegas, NV 89118.

Business Conducted

The Company currently does business through its wholly owned subsidiary, Kelley Communication Company, Inc. (“Kelley”). Kelley has two operating divisions, Kelley Technologies and Enhance Home Technology (“Enhance”). Kelley specializes in the design, development and integration of automated system networks known as “smart technologies,” primarily for the gaming, entertainment and luxury residential markets. Kelley has developed a Patent-Pending, proprietary, next-generation Race and Sports Book technology platform designed for the gaming industry. In addition, Kelley has acquired exclusive rights to sell Techcierge™, a “smart building” software management system. The rights are exclusive in Nevada, Arizona and California with regard to the Multiple Dwelling Unit (“MDU”) marketplace and the rights are exclusive on a worldwide basis with regard to the gaming and casino marketplace. In addition, Kelley has acquired non-exclusive rights to sell a “smart building” security and surveillance software and hardware system.

Kelley’s systems networks include: data, telecommunications, audio and video components, casino surveillance, security and access control systems, entertainment audio and video, special effects and multi-million dollar video conference systems. Kelley does work primarily in the Las Vegas area, but has also done projects in New Jersey, Oklahoma, Colorado, California, Texas, Arizona, Georgia, North Carolina, New York, North Dakota, South Dakota, Indiana, Illinois, Kansas, Washington, Kentucky, Louisiana, Missouri, Mississippi, Pennsylvania, and the Caribbean.

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Terms of the Asset Sale

Asset Purchase Agreement; Assets Subject to Sale and Sale Price

On April 7, 2008, we entered into the Asset Purchase Agreement with Mr. Kelley, Kelley II and Kelley Communication, pursuant to which we have agreed to sell certain of Kelley Communication’s assets to Kelley II.  Such tangible and intangible assets of Kelley Communication, include, but are not limited to, all equipment, all rights of the Kelly Communication against vendors, all customer lists, files and related information, all inventory, all rights of the Kelly Communication under certain contracts, all permits, all intellectual property of Kelly Communication, including trademarks, service marks, trade names, domain names, web sites, phone, fax and email addresses, all rights or choses in action following the closing of the acquisition related to Kelly Communication’s business, all books and records, all computer software, hardware, data rights and documentation, all cash and cash equivalents, and all goodwill related to these assets.   A complete description of the assets sold is set forth in the Asset Purchase Agreement.

In exchange for the sale of the assets, Kelley II assumed certain liabilities of Kelley Communication, which include, but are not limited to, the liabilities, if any, relating to the Obligations and Liabilities (each as defined in the Asset Purchase Agreement) of Kelly Communication and Siena with respect to the sale of Tuscany Services, LLC, with respect to that certain Settlement Agreement dated January 31, 2007, by and between Kelly Communication, Kelley Technologies, LLC, Michael Kelley, Siena, Lisa Cox, individually and as Special Administratrix of the Estate of Stephen L. Cox, and with respect to that certain Confession of Judgment entered into by the District Court, Clark County, Nevada, dated December 1, 2007, in favor of Technology In Practice, LLC against Kelly Communication. A complete description of the liabilities assumed is set forth in the Asset Purchase Agreement.

Additionally, in exchange for the acquired assets, Kelley II assigned and transferred to Siena all of the Kelley Shares.

Representations and Warranties

Each of the Company, Kelley II, Kelley Communication and Mr. Kelley made various customary representations and warranties in the Asset Purchase Agreement for the benefit of the other parties.

Closing

The closing of the transaction is expected to occur on or about June 25, 2008.

The parties’ obligations are conditioned upon obtaining approval of the Company’s shareholders of the transactions contemplated by the Asset Purchase Agreement, and the approval or clearance by applicable governmental or regulatory authority of this Information Statement, if reviewed.

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Among other customary closing conditions, the parties’ obligations to consummate the Asset Sale are further conditioned upon the receipt of certain releases delivered by the Dutchess entities, by Mr. Kelley and by Kelley II.

Termination of Asset Purchase Agreement

The Asset Purchase Agreement may be terminated as follows:

•	By mutual written consent of Kelley Communication and Kelley II;

•	By Kelley II, if there has been a material breach of any representation, warranty, covenant or agreement by the Company or Kelley Communication, and failed to timely cure such breach;

•	By either party if the closing conditions of such party are not met by the required time and have not been waived;

•	By Kelley Communication or by Kelley II if the transactions contemplated by the Asset Purchase Agreement have not been completed by June 30, 2008;

•	By Kelley Communication or Kelley II, if any permanent injunction or order or a court is in effect which would prevent consummation of the Asset Sale.

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Indemnification

The Company and Kelley Communication, jointly and severally, have agreed to indemnify Kelley II for any liabilities associated with, among other things, a breach by the Company or Kelley Communication of any of their representations, warranties or covenants, and any losses attributable to liabilities that Kelley II has not assumed under the Asset Purchase Agreement. Additionally, Kelley II has agreed to indemnify Siena for any liabilities associated with, among other things, a breach by Kelley II or Mr. Kelley of any of their representations, warranties or covenants, and any losses attributable to the acquired assets or the liabilities that Kelley II has assumed under the Asset Purchase Agreement

Consideration Offered to Security Holders

There is no consideration being offering to security holders.

Reasons for the Asset Sale

One of the primary reasons for engaging in the Asset Sale is to promote the interests of the Company’s stockholders by selling potentially unprofitable assets. Over the past two years, Kelley Communication has had difficulty achieving sustainable profitability. Most of the major contracts that we had with customers have been satisfied and expired, cancelled and/or delayed.  Kelley Communication continued to experience decreases in new business contracts and opportunities. The slow down in sales can be attributed to a confluence of factors. For example, Kelley Communication’s sales cycle can take as long as six to twelve months, or sometimes longer, for the large dollar value construction contracts on which Kelley Communication bids. Historically, Kelley Communication has not had a formal sales staff and has relied upon existing relationships, word of mouth and in-bound requests for proposals to generate its sales. Many factors have changed in the gaming and real estate industries in Las Vegas, which has resulted in fewer and fewer relationship sales, and word of mouth and inbound sales opportunities. In addition, many of the projects on which we have been actively bidding, have been cancelled, put on hold, or delayed, particularly in the Las Vegas market.

During 2007, the Company’s management, including Mr. Kelley, began working on a new operating plan that would entail a multiple approach solution; however, the formal operating plans were never finalized. Some of the strategies that we considered at the time were as follows; a) streamlining the operations at Kelley Communication to focus on core business competencies of design and build of low voltage systems for commercial buildings in the hospitality, gaming and MDU marketplaces, b) leveraging its existing technologies including its Patent Pending Race & Sports Book platform and certain exclusive rights to sell Techchierge™ and finding new ways to monetize these assets into higher margin, recurring revenue types of opportunities, c) reduction of head count resulting from an exit of non core businesses and related reductions in general and administrative costs, and d) sale of certain non core business assets, such as our contracts to provide cable, internet and voice services at Tuscany (our remaining 50% interest in Tuscany Services LLC) and One Las Vegas, which will result in cash infusions into our Company and reductions in capital requirements for these contracts, while reducing our overhead costs by eliminating of the head count associated with these assets, and allowing Kelley Communication a small profit participation percentage in the future based on the performance of these assets.

Notwithstanding our attempts, the Company ultimately does not believe that the market for Kelley Communication’s products and services is adequate enough to sustain profitability. Mr. Kelley, however, believes otherwise and as a result, we have entered into the Asset Purchase Agreement with him and his newly formed entity. Accordingly, it is contemplated that upon the corporate actions described herein becoming effective, Mr. Kelley and Kelley II will own and operate the assets, and will have assumed the liabilities of Kelley Communications. Moreover, the Company will have divested itself of substantially all of its assets. Upon consummation of the Asset Sale, the Company will seek to immediately purchase a new operating business. The Company anticipates that it will likely issue its shares of comon stock as consideration for any such acquisition; however, the Company could have to pay all or a portion of any purchase price in cash. Although the Company believes that it will be able to consummate the purchase of a new operating business in the near future, no assurances can be given that it will be able to do so. At this time, the Company has no intentions to purchase a new operating business in the same industry as Kelly Communications. The Company will provide additional disclosure relating to any potential acquisition as such information becomes available.

As of March 31, 2008, the Company has several promissory notes payable to Dutchess in the aggregate amount of $8,783,000. Notwithstanding, Dutchess, the Company’s single largest creditor, has supported the Company in its attempts to divest itself of Kelley Communication and has in fact provided its consent for purposes of this Information Statement. The Company’s management believes that Dutchess not only agrees with the Company’s current course of action to divest itself of Kelley Communication but will be supportive of its efforts to seek and purchase a new operating business. Accordingly, the Company does not believe that Dutchess will take any action that is adverse to the Company’s strategy after the Asset Sale closes, including purchasing a new business. Further, Dutchess was made aware of the fact that the Company will have no assets upon consummation of the Asset Sale and, as such, will not be able to repay Dutchess for the foreseeable future. Dutchess has indicated its willingness to standby the Company’s management at this time.

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Siena’s Assets and Liabilities upon Consummation of the Asset Sale

Subsequent to the transaction closing, the Company will retain the following assets:

1.	The cash held in the bank account at Bank of America in the Company's name, which consisted of approximately $1,800 as of March 31, 2008.

2.	A total of approximately $26,500 in amounts prepaid by the Company for services to be performed by vendors such as accountants, auditors and attorneys subsequent to March 31, 2008.

3.
A balance of $14,125,474 is presented as the amount due from Kelley Communication to the Company as of March 31, 2008.  This balance represents the cumulative value of funds transferred between the Company and Kelley Communication from the date of acquisition, September 22, 2005, through March 31, 2008 and is also inclusive of the goodwill recorded on September 22, 2005 of $11,144,216, upon the acquisition of Kelley Communication.  Upon the sale of Kelley Communication, this balance will be written off in full such that the Company will no longer have a receivable from Kelley Communication of $14,125,474 and Kelley Communication will no longer have a payable to the Company of the same amount.

Please see Exhibits A and B attached hereto for more financial information relating to the Company upon consummation of the Asset Sale.

Subsequent to the transaction closing, the Company will retain the following liabilities:

1.
Accounts payable and accrued liabilities of approximately $111,000, which consist of liabilities incurred by the Company which did not directly relate to the Kelley business operations and remained payable as of March 31, 2008.

2.
A payroll tax liability of approximately $79,000 as of March 31, 2008, which is being paid under an installment agreement agreed to with the Internal Revenue Service and is scheduled to be paid in full by September 30, 2008.

3.	A loan payable with a balance of approximately $3,700 as of March 31, 2008, which is due to a former officer of Network.

4.
The Company has several outstanding warrants to purchase common stock and stock options, which will all be retained by Siena subsequent to the closing of the transaction. However, all warrants and stock options are "under water."

5.	Promissory notes payable to Dutchess of approximately $8,783,000 as of March 31, 2008.

6.	A promissory note payable to Preston Capital Partners of approximately $378,000 as of March 31, 2008.

Please see Exhibits A and B attached hereto for more financial information relating to the Company upon consummation of the Asset Sale.

Additionally, the Company is owed approximately $2,981,000 for funds advanced to Kelley since September 22, 2005, the date of acquisition of Kelley. This debt will be forgiven upon the close of the Asset Sale.

Kelley’s Assets and Liabilities upon Consummation of the Asset Sale

Subsequent to the transaction closing, Kelley will retain the following assets:

1.
Approximately $307,000 in cash, which represents all cash held in all bank accounts except for the Bank of America bank account in Siena's name, which consisted of approximately $1,800 as of March 31, 2008.

11

2.	The following approximate value of certain assets:

Accounts receivable, net	$1,460,000
Costs in excess of billings	$627,000
Inventory	$896,000
Prepaid expenses	$98,000
Fixed assets and patent	$154,000

Subsequent to the transaction closing, Kelley will retain the following liabilities:

1.
Accounts payable and accrued liabilities of approximately $1,759,000, which consists of liabilities incurred by Kelley in the normal course of business which did not directly relate to Siena business operations and remained payable as of March 31, 2008.

2.	Billings in excess of costs of approximately $2,267,000 as of March 31, 2008.

3.	Loans payable to several banks for capital leases and a note payable, and loans payable to James Michael Kelley and an unaffiliated individual of approximately $1,978,000 as of March 31, 2008.

4.
A balance of $14,125,474 is presented as the amount due from Kelley Communication to the Company as of March 31, 2008.  This balance represents the cumulative value of funds transferred between the Company and Kelley Communication from the date of acquisition, September 22, 2005, through March 31, 2008 and is also inclusive of the goodwill recorded on September 22, 2005 of $11,144,216, upon the acquisition of Kelley Communication.  Upon the sale of Kelley Communication, this balance will be written off in full such that the Company will no longer have a receivable from Kelley Communication of $14,125,474 and Kelley Communication will no longer have a payable to the Company of the same amount.

Additionally, Siena is owed approximately $2,981,000 for funds advanced to Kelley since September 22, 2005, the date of acquisition of Kelley. This debt will be forgiven upon the close of this transaction.

Please see Exhibits B attached hereto for more financial information relating to Kelley upon consummation of the Asset Sale.

Vote required for approval of the Asset Sale.

The vote which is required to approve the Asset Sale is the affirmative vote of the holders of a majority of the Company's voting stock.

Explanation of any material differences in the rights of security holders as a result of the Asset Sale, if material.

There would be no differences in the rights of security holders as a result of the transaction.

Brief statement as to the accounting treatment of the Asset Sale, if material.

The accounting treatment of the transaction is not material.

Federal income tax consequences of the Asset Sale, if material.

The federal income tax consequences of the transaction are not material.

Regulatory Approval

No United States federal or state regulatory requirements must be complied with or approvals obtained as a condition of the proposed Asset Sale other than the federal securities laws.

12

Reports, opinions. appraisals

No reports, opinions or appraisals materially relating to the Asset Sale have been received from an outside party or are referred to in the Information Statement.

Selected financial data

This information is not required because the Company meets the definition of "small business issuer" under Rule 12b-2 of the Exchange Act and this disclosure item is not required by Regulation S-B.

Financial information

The information required by Article 11 of Regulation S-X with respect to the Asset Sale is attached hereto as Exhibit A.

Pro forma information

Exhibit C attached hereto reflects pro forma information of the Company.

Interest of Dutchess in the Asset Sale

Mr. Michael Novielli, a Director of the Company, is a director of Dutchess Private Equities Fund, Ltd. (“DPEF”) and managing member of Dutchess Advisors, LLC (“DA”, together with DPEF, “Dutchess”) which collectively beneficially own 7,466,049 shares of the Siena Technologies, Inc.’s common stock. Of this amount, DPEF beneficially owns 6,231,775 shares of common stock consisting of: (i) 1,352,130 shares of common stock; and (ii) warrants to purchase an aggregate of 4,879,645 shares of common stock. Further, DA beneficially owns 1,234,274 shares of common stock consisting of: (i) 234,274 shares of common stock; and (ii) warrants to purchase 1,000,000 shares of common stock. Mr. Novielli, assisted the Company in negotiating the Asset Sale.

On October 24, 2007, May 29, 2007, June 19, 2007, June 25, 2007 and July 2, 2007, the Company entered into factoring and security agreements to sell, transfer and assign certain accounts receivable to Dutchess in the amounts of $275,000, $725,000, $214,000, $483,000 and $215,000, respectively. Dutchess is able to, in its sole discretion, purchase any specific account. All accounts receivable are sold with recourse. All assets including accounts receivable, inventories, equipment and promissory notes are pledged as collateral under these agreements. The difference between the face amount of each purchased account and the amount advanced on the purchased account is reserved and released after deductions for discounts and charge backs. In addition, Dutchess charged finance fees in connection with these transactions.  The Company incurred financing fees of $15,000 in connection with each of the factoring transactions with Dutchess in 2007. As of December 31, 2007, the Company had satisfied all payments due to Dutchess as a result of these transactions.

13

On July 17, 2007, the Company and Kelley entered into an Agreement with Dutchess providing for additional funding from Dutchess in the amount of $2,000,000, which shall be added to the outstanding principal amount of the Note and modified to reflect all appropriate increases in the Company’s monthly payments to Dutchess.  The balance on the Note subsequent to this additional financing totaled $8,384,726, due January 1, 2012, and bears interest at a rate of seven percent (7%) per annum and is secured by all the assets of the Company.  In addition, as an incentive to enter into this transaction, Dutchess was issued a five year warrant to purchase 3,000,000 shares of the Company’s common stock at four cents ($0.04) per share. The warrant agreement provides for certain anti-dilution provisions and cashless exercise in the event that the Company does not have an effective registration statement covering the shares of common stock underlying the warrant agreement on or before one year from the date of issuance of the aforementioned warrant.  The Company also entered into a Negative Pledge, providing that the Company will not grant, any lien, charge, security interest, hypothec, mortgage or encumbrance of any nature or kind over any of the property stated in the Amended Security Agreement.  In connection with the Agreement, the Company paid Dutchess closing costs of $50,000.

On July 11, 2007, the Company issued Dutchess a promissory note in the face amount of $190,000 for gross proceeds of $180,000. The promissory note is non-interest bearing and matures on July 25, 2007.  The Company is required to repay the promissory note from the proceeds of a proposed subsequent financing with Dutchess of approximately $2 million, which was eventually completed on July 17, 2007. In connection with the promissory note, the Company incurred closing costs of $5,000

During the year ended December 31, 2006, the Company issued a total of seven convertible debentures in the aggregate principal amount of $350,000 to a shareholder of the Company. During the year ended December 31, 2003, the Company had issued a convertible debenture in the aggregate principal amount of $25,000 to the same shareholder. These convertible debentures carried interest rates of 6% or 8% per annum, and were due in February 2009, December of 2009, or in April 2008. Payments were not mandatory during the term of the convertible debentures, however, the Company maintained the right to pay the balances in full without penalty at any time. The holders were entitled to convert the face amounts of the debentures, plus accrued interest, into common stock of the Company anytime following the issuance of each debenture, at the lesser of (i) 75% of the lowest closing bid price during the fifteen trading days prior to the conversion date or (ii) 100% of the average of the closing bid prices for the twenty trading days immediately preceding the issuance of such debenture, each being referred to as the “Conversion Price.” No fractional shares or scrip representing fractions of shares were to be issued on conversion, but the number of shares issuable were to be rounded up or down, as the case may be, to the nearest whole share. The beneficial conversion features related to the 2005 issuances of convertible debentures were recorded as derivative liabilities in the aggregate amount of $410,334, of which $60,334 was recorded as interest expense at the time of issuance. The remaining amount was recorded as a debt discount and was amortized into interest expense over the life of the loan. The beneficial conversion feature related to the 2003 issuance of a convertible debenture was recorded as a derivative liability in the amount of $30,349, of which $5,349 was recorded as interest expense at the time of issuance. The remaining amount was recorded as a debt discount and was amortized into interest expense over the life of the loan.

14

Effective June 30, 2006, the Company entered into a Loan Restructure Agreement with the holder of these convertible debentures pursuant to which the convertible debentures were cancelled and replaced with a promissory note in the amount of $375,000 with an interest rate at 7% per annum. The Company is obligated to make interest only payments in the amount of $2,000 per month from August 2006 through January 2008 (of which $28,000 has been paid as of September 30, 2007). Beginning in February 2008, the Company is obligated to make principal and interest payments in the amount of $8,000 per month until June of 2011. The new promissory note is due on July 1, 2011 with a balloon payment of $111,805 being due on that date.

In the event of a default on the new promissory note by the Company, the shareholder has the right to declare the full and unpaid balance of the new note due and payable, and enforce each of its rights under the aforementioned convertible debentures that have been retired, including conversion into shares of the Company’s common stock.

On July 17, 2007, the Company entered into an Agreement with Dutchess (the “July 2007 Agreement”), providing for, among other things, additional funding from Dutchess in the amount of $2,000,000 (the “Additional Financing”). The Additional Financing shall be added to the then outstanding principal amount of the Note and such Note shall be modified to reflect all appropriate increases in the Company’s monthly payments to Dutchess. Further, pursuant to the July 2007 Agreement, Dutchess shall have the right to appoint three (3) members to the Company’s Board of Directors, whose total number shall remain at five (5), and such appointments shall continue until the New Note is repaid in full; during such time that the New Note is outstanding, Dutchess may remove and replace any of its appointed members. The July 2007 Agreement further provided for certain conditions to closing, all of which have been satisfied.

Pursuant to the July 2007 Agreement, the Company and Dutchess executed an Addendum to Note, dated July 17, 2007 (the “Addendum”) modifying the Note such that the Additional Financing shall be added to the principal amount of the Note, totaling in the aggregate approximately $8,384,726 (the “New Note”). As provided in the Note, the New Note bears interest at a rate of seven percent (7%) per annum and is secured by all the assets of the Company, as evidenced by that certain Amended and Restated Security Agreement between the Company and Dutchess, dated July 17, 2007 (“Amended Security Agreement”). The New Note is due and payable on or before January 1, 2012. The Company also issued Dutchess a five year warrant to purchase 3,000,000 shares of the Company’s common stock at four cent ($0.04) per share (the “Warrant”). The Warrant provides for certain anti-dilution provisions and cashless exercise in the event that the Company does not have an effective registration statement covering the shares of common stock underlying the Warrant on or before one year from the date of issuance of the Warrant.  The Company also entered into a Negative Pledge, dated July 17, 2007 (the “Negative Pledge”), providing that the Company will not grant, any lien, charge, security interest, hypothec, mortgage or encumbrance of any nature or kind over any of the property stated in the Amended Security Agreement.

In connection with the Agreement, the Company paid Dutchess closing costs of $50,000.

15

The Company is obligated to make the following monthly principal and interest payments for the years ended December 31:

2008	$840,000
2009	1,800,000
2010	2,400,000
2011	3,000,000
January 1, 2012	2,195,738
Total	$10,235,738

In the event of a default on the new promissory note, Dutchess has the right to declare the full and unpaid balance of the new note due and payable, and enforce each of its rights under the aforementioned convertible debentures and warrants that have been retired, including conversion into and/or purchase of shares of the Company’s common stock.

The Company entered into a $725,000 Factoring and Security Agreement (“Factor Loan 1”) with Dutchess Private Equities Fund, Ltd. on May 29, 2007, pursuant to which the Company agreed to sell accounts receivable balances with its customers totaling $789,577 and pay administration fees associated with the transaction of $5,000.  Under the terms of the agreement, the Company pays interest at a rate of 36% (3% per month) on the unpaid balance of Factor Loan 1.

The Company entered into a $214,000 Factoring and Security Agreement (“Factor Loan 2”) with Dutchess Private Equities Fund, Ltd. on June 18, 2007, pursuant to which the Company agreed to sell accounts receivable balances with its customers totaling $474,725 and pay administration fees associated with the transaction of $5,000.  Under the terms of the agreement, the Company pays interest at a rate of 36% (3% per month) on the unpaid balance of Factor Loan 2.

16

The Company entered into a $483,000 Factoring and Security Agreement (“Factor Loan 3”) with Dutchess Private Equities Fund, Ltd. on June 22, 2007, pursuant to which the Company agreed to sell accounts receivable balances with its customers totaling $520,392 and pay administration fees associated with the transaction of $5,000.  Under the terms of the agreement, the Company pays interest at a rate of 36% (3% per month) on the unpaid balance of Factor Loan 3.

The Company entered into a $215,000 Factoring and Security Agreement (“Factor Loan 4”) with Dutchess Private Equities Fund, Ltd. on September 15, 2007, pursuant to which the Company agreed to sell accounts receivable balances with its customers totaling $224,027 and pay administration fees associated with the transaction of $5,000.  Under the terms of the agreement, the Company pays interest at a rate of 36% (3% per month) on the unpaid balance of Factor Loan 4.

The Company entered into a $275,000 Factoring and Security Agreement (“Factor Loan 5”) with Dutchess Private Equities Fund, Ltd. on October 24, 2007, pursuant to which the Company agreed to sell accounts receivable balances with its customers totaling $300,500 and pay administration fees associated with the transaction of $5,000.  Under the terms of the agreement, the Company pays interest at a rate of 36% (3% per month) on the unpaid balance of Factor Loan 4.

The Company’s factoring transactions during the year ended December 31, 2007 and 2006 are summarized below:

	Year Ended
	December 31, 2007	December 31, 2006
Sale of Receivables to Factor	$2,309,221	$-
Payments to Factor	(2,309,221)	-
Balance at end of period	$-	$-
Charges by Factor	$422,221	$-

17

ADDITIONAL INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. Such reports and other information may be inspected and are available for copying at the offices of the SEC, 100 F Street, N.E., Washington, D.C. 20549 or may be accessed at www.sec.gov. Information regarding the operation of the public reference rooms may be obtained by calling the SEC at 1-800-SEC-0330.

We will provide upon request and without charge to each shareholder receiving this Information Statement a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007, including the financial statements and financial statement schedule information included therein, as filed with the SEC. You are encouraged to review the Annual Report together with any subsequent information we filed or will file with the SEC and other publicly available information. A copy of any public filing is also available, at no charge, by contacting our legal counsel, Gersten, Savage LLP, Attn: Peter Gennuso, Esq. at 212-752-9700.

Date: June 4, 2008	By Order of the Board of Directors,

/s/ Anthony DeLise
Anthony DeLise
Interim President and Chief Executive Officer

18

INDEX OF EXHIBITS

Appendix A	Asset Purchase Agreement

Exhibit A	Siena Technologies, Inc. Financial Statements for the Quarter Ended March 31, 2008

Exhibit B	Kelley Communication Company, Inc. Balance Sheet and Profit and Loss for the period ending March 31, 2008

Exhibit C	Siena Technologies, Inc. Pro Forma Financial Information

Exhibit D	Siena Technologies, Inc. Form 10-KSB/A for the fiscal year ended December 31, 2007

ASSET PURCHASE AGREEMENT
among
KELLEY II, LLC,
J. MICHAEL KELLEY,
KELLEY COMMUNICATION COMPANY, INC.,
and
SIENA TECHNOLOGIES, INC.
DATED AS OF APRIL 7, 2008

ASSET PURCHASE AGREEMENT

THIS ASSET PURCHASE AGREEMENT (this “Agreement”) is dated as of April 7, 2008 by and among KELLEY II, LLC, a newly formed Nevada limited liability company or its nominee (“Acquiror”), J. MICHAEL KELLEY (“Michael Kelley”), KELLEY COMMUNICATION COMPANY, INC., a Nevada corporation (the “Company”), and SIENA TECHNOLOGIES, INC., a Nevada corporation (the “Parent”).
BACKGROUND
A.           The Company is in the business of designing, developing and integrating automated system networks known as “smart technologies” primarily  for the gaming entertainment and luxury residential markets (the “Business”).
B.            The Parent owns all of the issued and outstanding capital stock of the Company.
C.            Michael Kelley owns 100% of the limited liability company membership interests of Acquiror.
D.            The Company is willing to sell, and Acquiror is willing to purchase, the Business in the form of substantially all of the assets of the Company, pursuant to the terms and conditions hereof.
BACKGROUND
NOW, THEREFORE, in consideration of the foregoing and the mutual promises, covenants and agreements contained in this Agreement, the parties, intending to be legally bound, hereby agree as follows:  Section
ARTICLE 1
1.1.          Defined Terms.
As used in this Agreement, the following terms shall have the meanings herein specified, unless the context otherwise requires:
Accounts has the meaning set forth in Section 5.21.
Acquired Assets has the meaning set forth in Section 2.1.
Acquisition Proposal has the meaning set forth in Section 8.4.
Affiliate means: (i) any Person that directly or indirectly through one or more intermediaries controls, is controlled by or under common control with the Person specified; (ii) any director, officer, or Subsidiary of the Person specified; and (iii) the immediate family members of the Person specified.  For purposes of this definition and without limitation to the previous sentence, (a) “control” of a Person means the power, direct or indirect, to direct or cause the direction of management and policies of such Person, whether through ownership of voting securities, by contract or otherwise, (b) any Person owning more than ten percent (10%) or more of the voting securities or similar interests of another Person shall be deemed to be an Affiliate of that Person, and (c) “immediatefamilymember” means a Person’s spouse, parents or siblings, or lineal descendants of any of the foregoing (by blood, adoption or marriage).
Assignment and Assumption Agreement has the meaning set forth in Section 10.2(b).
Assumed Liabilities has the meaning set forth in Section 4.1.
Bill of Sale has the meaning set forth in Section 10.3(b).
Books and Records means all records, documents, lists and files, relating to the Business including, without limitation, price lists, lists of accounts, customers, suppliers and personnel, all product, business and marketing plans, historical sales data and all books, ledgers, files and business records (including, without limitation, all financial records and books of account), in any of the foregoing cases, whether in electronic form or otherwise.

Claim Notice has the meaning set forth in Section 12.3(b).
Claiming Party has the meaning set forth in Section 11.2.
Closing has the meaning set forth in Section 10.1.
Closing Date has the meaning set forth in Section 10.1.
Closing Schedule  has the meaning set forth in Section 2.3.
Code means the Internal Revenue Code of 1986 and the rules and regulations promulgated thereunder, all as amended and supplemented from time to time.
Consents means any consents, waivers, approvals, authorizations, certifications or exemptions from any Person under any Contract or Requirement of Law or otherwise, as applicable.
Contracts means, with respect to any Person, any indentures, indebtedness, contracts, leases, agreements, instruments, licenses, undertakings and other commitments, whether written or oral, to which such Person or such Person’s properties are bound, exclusive of Permits.
Cox Settlement has the meaning set forth in Section 4.1.
Dutchess Collateral has the meaning set forth in Section 9.2(g).
Dutchess Entities has the meaning set forth in Section 9.1(h).
Effective Time means 1:59 p.m. on the Closing Date.
Employee Benefit Plan means any “employee benefit plan” (as such term is defined in ERISA Section 3(3)) and any other deferred compensation, pension, profit sharing, stock bonus, restricted stock, stock option, stock purchase, savings, group insurance or retirement plan, and all vacation pay, severance pay, life, health, disability, premium conversion, flexible spending, incentive compensation, bonus and other employee benefit or fringe benefit plans or arrangements (whether written or unwritten) maintained by the Company or any of its respective ERISA Affiliates (including, without limitation, any benefit plan or arrangement maintained for retirees) within the previous three plan years or with respect to which contributions are or were (within such three year period) made or required to be made by any the Company or any of its respective ERISA Affiliates or with respect to which the Company or any of its respective ERISA Affiliates has any liability.
Encumbrances means, with respect to any asset, any security interests, liens, encumbrances, pledges, trusts, charges, proxies, mortgages, conditional or installment sales Contracts, title retention Contracts, transferability restrictions and other claims or burdens of any nature whatsoever attached to or adversely affecting such asset.
Entity in Territory has the meaning set forth in Section 8.7(a).
Environmental Laws means all Requirements of Law relating to pollution or protection of the environment (including, without limitation, ambient air, surface water, groundwater, land, or surface or subsurface strata) including, without limitation, Requirements of Law relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or Hazardous Substances into the environment and Requirements of Law relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of any of the foregoing including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. § 9601 et. seq., the Resource Conservation and Recovery Act, 42 U.S.C. § 6901 et. seq., and the rules and regulations promulgated thereunder, all as amended and supplemented from time to time.
Equipment has the meaning set forth in Section 2.1(a).
ERISA means the Employment Retirement Income Security Act of 1974 and the rules and regulations promulgated thereunder, all as amended and supplemented from time to time.
ERISA Affiliate means any Person that is included with the Company in a controlled group or Affiliated service group under Sections 414(b), (c), (m) or (o) of the Code.
2

Excluded Assets has the meaning set forth in Section 2.2.
GAAP means generally accepted accounting principals applicable in the United States of America.
Governmental or Regulatory Authority means any court, tribunal, arbitrator, authority, agency, commission, official or other instrumentality of the government of the United States of America or of any foreign country, or of any state or any political subdivision of any such government (whether state, provincial, county, city, municipal or otherwise).
Hazardous Substances means hazardous or toxic substances or hazardous or toxic wastes as those terms are defined by Environmental Laws.
Historical Financial Statements has the meaning set forth in Section 5.10(a).
Indebtedness means, without duplication, (a) all indebtedness (including the principal amount thereof or, if applicable, the accreted amount thereof and the amount of accrued and unpaid interest thereon) of the Company, whether or not represented by bonds, debentures, notes or other securities, for the repayment of money borrowed, (b) all deferred indebtedness of the Company for the payment of the purchase price of property or assets purchased, (c) all obligations of the Company to pay rent or other payment amounts under a lease of real or personal property which is required to be classified as a capital lease or a liability on the face of a balance sheet prepared in accordance with GAAP, (d) any outstanding reimbursement obligation of the Company with respect to letters of credit, bankers’ acceptances or similar facilities issued for the account of the Company, (e) any payment obligation of the Company under any interest rate swap agreement, forward rate agreement, interest rate cap or collar agreement or other financial agreement or arrangement entered into for the purpose of limiting or managing interest rate risks, (f) all indebtedness for borrowed money secured by any Encumbrances existing on property owned by the Company, whether or not indebtedness secured thereby shall have been assumed, (g) all guaranties, endorsements, assumptions and other contingent obligations of the Company in respect of, or to purchase or to otherwise acquire, indebtedness for borrowed money of other Persons, and (h) all premiums, penalties and change of control payments required to be paid or offered in respect of any of the foregoing as a result of the consummation of the transactions contemplated by this Agreement or otherwise, regardless if any of such are actually paid.
Indemnifiable Losses means all losses, liabilities, obligations, claims, demands, (including any governmental penalty or punitive damages), deficiencies, diminution in value, interest, damages, penalties, settlements, causes of action, Taxes, costs and expenses, including, without limitation, the actual costs paid in connection with an Indemnified Party’s investigation and evaluation of any claim or right asserted against such Indemnified Party and all reasonable attorneys’, experts’ and accountants’ fees, expenses and disbursements and court costs including, without limitation, those incurred in connection with the Indemnified Party’s enforcement of this Agreement and the indemnification provisions of Article 12 of this Agreement.
Indemnified Party has the meaning set forth in Section 12.3(a).
Indemnifying Party has the meaning set forth in Section 12.3(a).
Indemnity Date means the date that the Indemnifying Party shall be required to pay an indemnification claim pursuant to Section 12.5.
Indemnity Notice has the meaning set forth in Section 12.3(a).
Intellectual Property means, with respect to the Company, all patents, patent rights, patent applications, registered trademarks and service marks, trademark rights, trademark applications, service mark rights, service mark applications, trade names, fictitious names, registered copyrights, copyright rights (including, without limitation, computer programming code) and all intellectual, industrial or proprietary rights and trade secrets, technology and know-how in which the Company has an ownership or licensed interest, in each case together with any amendments, modifications and supplements thereto.
Interim Balance Sheet has the meaning set forth in Section 5.10(b).
Inventory means, with respect to the Company, all inventory incremental or relating to, or used in connection with the Business including, without limitation, all raw materials, parts, accessories, upgrades, supplies, packaging materials, finished goods and vehicles.
IRS means the Internal Revenue Service or any successor organization thereto.
3

Knowledge means with respect to any representation, warranty or statement of any party in this Agreement that is qualified by such party’s “knowledge,” the actual knowledge of such party, and (a) in the case of the Company, the actual knowledge of the Company’s officers, directors and the Parent and the knowledge that such Persons should have if such Persons duly performed such Person’s duties as an officer, director, employee or owner of the Company, or made reasonable and diligent inquiry and exercised due diligence with respect thereto, of the matter to which such qualification applies, (b) in the case of the Parent, that knowledge that the Parent should have if the Parent made reasonable and diligent inquiry and exercised diligent inquiry and exercised due diligence with respect thereto, of the matter to which such qualification applies; and (c) in the case of Acquiror, the actual knowledge of Acquiror’s officers, directors and managers, including, but not limited to, Michael Kelley and the knowledge that such Persons should have if such Persons duly performed his or her duties as an officer, director, manager or employee of Acquiror, or made reasonable and diligent inquiry and exercised due diligence with respect thereto, of the matter to which such qualification applies.
LeaseAssignment has the meaning set forth in Section 10.2(a).
Leased Real Property means all real property leased to the Company.
Legal Proceeding means any action, suit, arbitration, claim or investigation by or before any Governmental or Regulatory Authority, any arbitration or alternative dispute resolution panel, or any other legal, administrative or other proceeding.
Material Adverse Effect meansany material and adverse effect on the financial condition, results of operations, assets, properties, prospects or business, taken as a whole.
Material Contract has the meaning set forth in Section 5.14(a).
Noticed Party has the meaning set forth in Section 12.3(a).
Obligations and Liabilities and words of similar import include, without limitation, any direct or indirect indebtedness, guaranty, endorsement, claim, loss, damage, deficiency, cost, expense, obligation or responsibility, fixed or unfixed, known or unknown, asserted or unasserted, choate or inchoate, liquidated or unliquidated, secured or unsecured.
Order means any judgment, order, writ, decree, injunction or other determination whatsoever of any Governmental or Regulatory Authority or any other entity or body whose finding, ruling or holding is legally binding or is enforceable as a matter of right (in any case, whether preliminary or final).
Other Party has the meaning set forth in Section 11.2.
Party means any Person executing this Agreement.
Permits means all licenses, permits, certificates of authority, authorizations, approvals, registrations, franchises, rights, orders, qualifications and similar rights or approvals granted or issued by any Governmental or Regulatory Authority relating to the Business.
Person means any natural person, corporation, general partnership, limited partnership, limited liability company, proprietorship, joint venture, trust, association, union, entity, or other form of business organization or any Governmental or Regulatory Authority whatsoever.
Property Leases has the meaning set forth in Section 5.12(a).
Purchase Price is the aggregate amount of the value of the Transferred Securities and the Assumed Liabilities.
Receivables means, with respect to the Company and as of any date of determination, the Company’s (a) trade accounts receivable for work performed, (b) rights to receive payment from banks, credit card organizations, and credit card transaction processing services, with respect to the sale of Inventory by the Company prior to such date, (c) notes receivable, (d) receivables from vendors, manufacturers and other suppliers of the Company or the Business, (e) receivables related to repairs made under warranty; and (e) other miscellaneous receivables of the Company or associated with the Business at such date.
Regulatory Approvals means all Consents from all Governmental or Regulatory Authorities.
4

Requirement of Law means, with respect to any Person, any provision of law, statute, treaty, rule, regulation, ordinance, executive order or pronouncement having the effect of law, whether domestic or foreign, or any Order, whether domestic or foreign, to which, in each case, such Person or any of such Person’s properties, operations, business or assets is bound or subject.
Securities Act means the Securities Act of 1933 and the rules and regulations promulgated thereunder, all as amended and supplemented from time to time.
Subsidiary means, with respect to any Person, any Person of which securities or other ownership interests having ordinary voting power to select a majority of the board of directors or other persons serving similar functions are at the time directly or indirectly owned by such Person.
Taxes means (a) any tax, charge, fee, levy or other assessment including, without limitation, any net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, payroll, employment, social security, withholding, unemployment, excise, estimated, stamp, occupancy, occupation, property or other similar taxes, including any interest or penalties thereon, and additions to tax or additional amounts imposed by any federal, state, local or foreign Governmental or Regulatory Authority, domestic or foreign (a “TaxingAuthority”) or (b) any liability for the payment of any taxes, interest, penalty, addition to tax or like additional amount resulting from the application of Treasury Regulation §1.1502-6 or comparable Requirement of Law.
Tax Returns means any declaration, return, report, estimate, information return, schedule, statements or other document filed or required to be filed with or, when none is required to be filed with a Taxing Authority, the statement or other document issued by, a Taxing Authority.
Territory means North America.
TIP Judgment has the meaning set forth in Section 4.1.
Transaction Documents means this Agreement, the Bill of Sale, and the Assignment and Assumption Agreement, collectively; and Transaction Document shall mean each of the foregoing documents, individually.
Transferred Securities has the meaning set forth in Section 3.1.
Transfer Taxes means any applicable documentary, sales, use, stamp, filing, registration, transfer and similar Taxes (including penalties and interest) payable as a result of the conveyance of the Acquired Assets contemplated by this Agreement.
Treasury Regulations means the regulations promulgated under the Code.
Tuscany Sale has the meaning set forth in Section 4.1.
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1.2           Usage.
(a)                 Interpretation.  In this Agreement, unless a clear contrary intention appears:
(i)                   the singular number includes the plural number and vice versa;
(ii)                 reference to any Person includes such Person’s successors and assigns but, if applicable, only if such successors and assigns are not prohibited by this Agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually;
(iii)                reference to any gender includes each other gender;
(iv)               reference to any agreement, document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof;
(v)                 reference to any Requirement of Law means such Requirement of Law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder, and reference to any section or other provision of any Requirement of Law means that provision of such Requirement of Law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such section or other provision;
(vi)               “hereunder,” “hereof,” “hereto,”  and words of similar import shall be deemed references to this Agreement as a whole and not to any particular Article, Section or other provision hereof;
(vii)              “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding such term;
(viii)            “or” is used in the inclusive sense of “and/or”;
(ix)                references herein to an “Article” or “Section” without further reference to another agreement shall mean the specified Article or Section of this Agreement;
(x)                  with respect to the determination of any period of time, “from” means “from and including” and “to” means “to but excluding”; and
(xi)                references to documents, instruments or agreements shall be deemed to refer as well to all addenda, exhibits, schedules or amendments thereto.
(b)                 Accounting Terms and Determinations.  Unless otherwise specified herein, all accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with GAAP.
(c)                 Legal Representation of the Parties.  This Agreement was negotiated by the parties with the benefit of legal representation, and any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any party shall not apply to any construction or interpretation hereof.
ARTICLE 2
2.1
              Purchase and Sale of Assets.  Subject to the terms and conditions set forth in this Agreement, and in reliance upon the representations and warranties made by the Company and the Parent to Acquiror and made by Acquiror and Michael Kelley to the Parent and the Company in this Agreement, as of the Effective Time, the Company shall sell, transfer and assign to Acquiror, and Acquiror shall purchase and acquire from the Company all right, title and interest in and to all of the tangible and intangible assets of the Company other than the Excluded Assets (the “AcquiredAssets”), in each case free and clear of all Encumbrances except the Assumed Liabilities, including, without limitation:
(a)                 All machinery, equipment, furniture, fixtures and other tangible assets of the Company (collectively, “Equipment”), including, without limitation, those items of equipment listed in Schedule 2.1(a) hereto;
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(b)                 All rights of the Company, whether now existing or hereafter arising, against vendors or subcontractors including, without limitation, all product warranties thereon and all rights listed in Schedule 2.1(b) hereto;
(c)                 All customer lists, files and information;
(d)                 All Inventory;
(e)                 All of the Company’s rights under (i) all Contracts of the Company, including, without limitation, those listed in Schedule 5.14(a) hereto, and all documents, instruments, material and information relating thereto, (ii) all outstanding purchase orders and all documents, instruments, material and information relating thereto, and (iii)  all license, escrow, support and maintenance Contract used or usable in the Business with respect to the computer software, hardware, data rights, and documentation of the Company;
(f)                  All prepaid expenses, deposits,  and related rights, including, without limitation, those listed in Schedule 2.1(f) hereto;
(g)                 All Permits, including, without limitation, those set forth in Schedule 5.18 hereto, to the extent assignable by the Company;
(h)                 All trademarks, trade names (including the name “Kelley Communication Company, Inc.”), service marks, trademark registrations, trademark applications, domain names, web sites, telephone and facsimile numbers, email addresses, patents, patent rights and other Intellectual Property of the Company, including, without limitation, those set forth in Schedule 2.1(h) hereto, and all goodwill, know-how and show-how related thereto;
(i)                   All rights or choses in action arising out of occurrences before or after the Closing relating to the Company with respect to the Business, including, without limitation, all rights under express or implied warranties relating to the Acquired Assets;
(j)                   All Books and Records and goodwill related to the foregoing;
(k)                 All of the Company’s Receivables;
(l)                   All computer software, hardware, data rights, and documentation of the Company, including those listed on Schedule 2.1(l); and
(m)                All of the Company’s cash and cash equivalents wherever held or maintained.
2.2
              Excluded Assets.  Notwithstanding anything to the contrary contained in Section 2.1 or elsewhere in this Agreement, the following assets are not part of the sale and purchase contemplated hereunder, are excluded from the Acquired Assets and shall remain the property of the Company and/or Parent, as the case may be, after the Closing (“ExcludedAssets”):
(a)                 The Company seal, certificate of incorporation, minute books, stock books, tax returns, books of account or other records having to do with the organization of the Company;
(b)                 The rights which accrue or will accrue to the Company under this Agreement and the Transaction Documents;
(c)                 All claims, rights or causes of action related to any Excluded Asset or any Obligations and Liabilities of the Company that are not included in the Assumed Liabilities; and
(d)                 Those assets, properties or rights, if any, expressly set forth on part (d) of Schedule 2.2.
2.3
              Closing Schedule.  On the Closing Date, the Company and the Parent, with the assistance of Acquiror and Michael Kelley, shall deliver to Acquiror a certified Schedule updating Schedules 2.1(a), 2.1(b), 5.14(a), 2.1(f), 5.18, 2.1(h), 2.1(l), 4.1 and 5.21 for changes arising or occurring between the date hereof and the Closing Date consistent with and in compliance with the terms hereof (the “ClosingSchedule”), and specifying the Acquired Assets and all of the Assumed Liabilities as at the Closing Date.  No change in the Closing Schedule shall waive or excuse any breach of this Agreement by the Company or the Parent.
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2.4
              Conveyance.  On the Closing Date, the Company shall convey to Acquiror the Acquired Assets, free and clear of all Encumbrances, excepting only the Assumed Liabilities.
2.5
              Assignment and Non-Assignment of Certain Assets.  Notwithstanding anything to the contrary in this Agreement, to the extent that the assignment hereunder of any of the Acquired Assets shall require the Consent of any other Person (or if any of the Acquired Assets shall be non-assignable), and a Consent to such assignment is not obtained, Acquiror shall have no obligation or liability to the Company or the Parent with respect to such Acquired Assets; provided, however, that in each such case, the Company and the Parent shall use all commercially reasonable efforts to obtain the consent of such other party to an assignment to Acquiror.
ARTICLE 3
3.1
              Consideration and Payment.
3.2
              Allocation of Purchase Price.  Acquiror and the Company agree that the Purchase Price will be allocated to the assets of the Company for tax purposes (including tax and financial accounting) in accordance with Section 1060 of the Code, which allocation shall be prepared by Acquiror within thirty (30) days after the Closing Date. If the Company and Parent dispute the allocation, Acquiror and the Company and Parent shall cooperate in good faith to resolve any dispute. Acquiror shall prepare and deliver IRS Form 8594 to the Company within forty-five (45) days after the Closing Date to be filed with the IRS. In any proceeding related to the determination of any Tax, neither Acquiror nor the Parent or the Company shall contend or represent that such allocation is not a correct allocation.
ARTICLE 4
4.1
              Assumption.  At Closing but effective as of the Effective Time, Acquiror will assume only those of the Company’s Obligations and Liabilities (the “AssumedLiabilities”) expressly listed on Schedule 4.1,which shall include, but not be limited to, the liabilities, if any, relating to (i) all Obligations and Liabilities of the Company and Parent with respect to that certain sale of Tuscany Services, LLC (“Tuscany Sale”), (ii) all Obligations and Liabilities of the Company and Parent with respect to that certain Settlement Agreement, dated January 31, 2007, by and between the Company, Kelley Technologies, LLC, Michael Kelley, the Parent, Lisa Cox, individually and as Special Administratrix of the Estate of Stephen L. Cox (“Cox Settlement”); and (iii) all Obligations and Liabilities of the Company and Parent with respect to that certain Confession of Judgment entered into by the District Court, Clark County, Nevada, dated December 1, 2007, in favor of Technology In Practice, LLC against the Company (“TIP Judgment”).  Acquiror will not otherwise acquire, discharge, assume, or become responsible for any debts, Obligations or Liabilities of the Company, or to which the Acquired Assets may be subject.
4.2
              No Assumption. In no event shall Acquiror assume or incur any liability or obligation under this Article or otherwise in respect of any of the following:
(a)                 any claim which arises out of or is based upon any express or implied representation, warranty, agreement or guarantee made by the Company or the Parent to Acquiror, or alleged to have been made by the Company or the Parent to Acquiror, or any similar type of claim;
(b)                 Any federal, state or local income or other tax (i) payable with respect to the business, assets, properties or operations of the Company or any member of any affiliated group of which either is a member for any period prior to the Effective Time, or (ii) incident to or arising as a consequence of the negotiation or consummation by the Company or the Parent, or any member of any affiliated group of which either is a member, of this Agreement and the transactions contemplated hereby;
(c)                 Any Obligation or Liability under or in connection with the Excluded Assets;
(d)                 Unless such Obligation or Liability is specifically agreed to be an Assumed Liability, any Obligation or Liability arising prior to the Effective Time or as a result of the Closing to any employees, agents or independent contractors of the Company, whether or not employed by Acquiror after the Effective Time;
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(e)                 Any Obligation or Liability of the Company or the Parent arising or incurred in connection with the negotiation, preparation and execution of this Agreement and the transactions contemplated hereby; or
(f)                  Unless such Obligation or Liability is specifically agreed to be an Assumed Liability, any Obligations or Liability of the Company or the Parent related to the Company’s or the Parent’s failure or alleged failure to comply with any applicable Requirement of Law.
ARTICLE 5
The Company and the Parent hereby jointly and severally represent and warrant to Acquiror as follows:
5.1.               Organization; Qualification; Good Standing.
(a)                 Each of the Parent and the Company (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, (ii) has the power and authority to own and operate its properties and assets and to transact its business as currently conducted, and (iii) is duly qualified and authorized to do business and is in good standing in all jurisdictions listed on Schedule 5.1(a) where the failure to be duly qualified, authorized and in good standing would have a Material Adverse Effect upon the Parent’s or the Company’s businesses, prospects, operations, results of operations, assets, liabilities or condition (financial or otherwise).
(b)                 There is no Legal Proceeding or Order pending or, to the Knowledge of the Company, threatened against or affecting the Company revoking, limiting or curtailing, or seeking to revoke, limit or curtail the Company’s power, authority or qualification to own, lease or operate its properties or assets or to transact the Business.
5.2
              Authority; Binding Agreement.  The execution, delivery and performance of this Agreement and the Transaction Documents by the Company have been duly authorized by all requisite action on the part of the Company, and have been duly executed and delivered by or on behalf of the Company and the Parent and constitute the legal, valid and binding obligation of the Company and the Parent, enforceable against each of the Company and the Parent in accordance with their terms except as may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors’ rights generally, and by general equitable principles.
5.3
              Noncontravention.  The execution, delivery and performance of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated by this Agreement and the Transaction Documents by the Company and the Parent do not: (a) require any action by or in respect of, or filing with, any Governmental or Regulatory Authority, (b) contravene, violate or constitute a breach or default under any Requirement of Law applicable to the Company or the Company’s properties or any Material Contract to which the Company or the Company’s properties is bound or subject, (c) contravene, violate or constitute, whether with or without the passage of time or the giving of notice or both, a breach or default under, the Company’s articlesof incorporation, bylaws or other governing documents, or any material Requirement of Law applicable to the Company, or (d) result in the creation of any Encumbrance on the Acquired Assets.
5.4.               Capitalization; Subsidiaries and Affiliates.
(a)                 Capitalization.
(b)                 No Interest in Other Entities.  The Company does not own, directly or indirectly, any debt, equity or other ownership or financial interest in any other Person.
(c)                 No Acquisitions.  The Company has not acquired, or agreed to acquire, whether by merger or consolidation, by purchase of equity interests or assets, or otherwise, any business or any other Person, or, since December 31, 2007, otherwise acquired any assets that are material, either individually or in the aggregate, to the Company.
5.5
              Title.  Except as set forth in Schedule 5.5, the Company is the sole and exclusive owner of, and has good and marketable title to, all of the Acquired Assets, wherever located, free and clear of all Encumbrances of any kind or nature whatsoever.
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5.6.               Legal Proceedings.
(a)                 Parent.  Except as specified on Schedule 5.6(a),  there is no Legal Proceeding or Order pending against or, to the Knowledge of the Parent, threatened against or affecting the Parent or any of its properties or otherwise that could adversely affect or restrict the ability of the Parent to consummate fully the transactions contemplated by this Agreement or that in any manner could draw into question the validity of this Agreement.
(b)                 The Company.  There are no Orders outstanding against the Company nor is there any pending, or, to the Company’s Knowledge, threatened, Legal Proceeding, that has been commenced, brought or asserted by (i) the Company against any Person, or (ii) any Person against the Company, nor, to the Company’s Knowledge, is there any basis for any such Legal Proceeding.
5.7
              Compliance with Laws.  The Company is and at all times since September 22, 2005 has been operating, in all material respects, in compliance with all Requirements of Law applicable to it or any of its properties or to which it or its properties is bound or subject.  Neither the Company nor the Parent has received any written or oral notice from any Person concerning alleged violations of, or the occurrence of any events or conditions resulting in alleged noncompliance with, any Requirement of Law applicable to the Company or any of its respective properties are bound or subject nor, to the Company’s Knowledge, is there any basis for any such allegations.  Neither the Company, nor, in connection with the conduct at the Business, the Parent or any of their respective Affiliates has made any illegal kickback, bribe, gift or political contribution to or on behalf of any customer, or to any officer, director, employee of any customer, or to any other Person.
5.8.               Labor/Employee Matters.
(a)                 Since December 31, 2007, the Company has not increased the compensation payable to its consultants or the rate of compensation payable to its consultants nor made any bonuses or similar payment to such Persons.  No individuals retained by the Company as an independent contractor or consultant would be reclassified by the IRS, the U.S. Department of Labor or any other Governmental or Regulatory Authority as an employee of the Company for any purpose whatsoever.
(b)                 There are no threatened or contemplated attempts to organize for collective bargaining purposes any of the employees of, or other Persons engaged by, the Company.  The Company is not a party to or bound by any collective bargaining agreement or similar Contract and no collective bargaining agreement or similar Contract covering any of the Company’s employees or other Persons engaged by the Company is currently being negotiated.
(c)                 There is no, and there has been no, work stoppage, strike, slowdown, picketing or other labor disturbance or controversy by or with respect to any of the employees of the Company since its formation.  In addition, there is no, and since September 22, 2005  there has been no, charge or complaint pending before, nor any claim or petition made to, any Governmental or Regulatory Authority including, without limitation, the National Labor Relations Board, the Department of Labor, the Equal Employment Opportunity Commission or any other Governmental or Regulatory Authority nor has the Company or the Parent received any written notice of any intention or threat to file any such charge or complaint or claim or petition, nor, to the Company’s Knowledge is there any basis therefor.
(d)                 To the Knowledge of the Company, no employee of the Company is a party to any Contract with any Person who is a former employer of such employee (other than the Company), which Contract would limit or restrict the ability of such employee to perform his or her duties for Acquiror in the ordinary course of business.
(e)                 The Company has complied with all applicable Requirements of Law relating to the employment of its employees.  The Company has not received notice of the intent of any Governmental or Regulatory Authority responsible for the enforcement of Requirements of Law relating to labor or employment matters to conduct an investigation with respect to or relating to the Company and no such investigation is in progress.
(f)                  The Company has taken reasonable precautions to prevent disclosure of its confidential and/or trade secret information.
5.9.               Employee Benefit Plans.
(a)                 With respect to each Employee Benefit Plan maintained by the Company, the Company has made available to Acquiror true and complete copies of (i) the plan document, trust agreement and any other document (including amendments thereto) governing such Employee Benefit Plan, (ii) the summary plan description, (iii) all Form 5500 annual reports and attachments filed within the past three years, and (iv) the most recent IRS determination letter, if any, for such Employee Benefit Plan.
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(b)                 Each of the Employee Benefit Plans complies in form and has been operated and administered in material compliance with their respective terms and all applicable Requirements of Law including, without limitation, ERISA and the Code.
(c)                 Neither the Company nor any of its respective ERISA Affiliates has ever sponsored, maintained or contributed to, or been obligated to contribute to (i) any employee benefit plan subject to Title IV of ERISA or the minimum funding requirements of Code Section 412 or (ii) any “Multiemployer Plan” within the meaning of Section 3(37) of ERISA.
(d)                 No Employee Benefit Plan (except statutory rights under COBRA) provides post retirement medical benefits, post retirement death benefits or any post retirement welfare benefits of any kind whatsoever.
(e)                 The Company has not, and will not, make or cause to be made to any current employee, and there has not been made to any former employee of the Company, any payment in the form of wages or other consideration pursuant to any employment agreement or Employee Benefit Plan that was as of the Effective Time in the aggregate an “excess parachute payment” (within the meaning of Section 280G(b) of the Code) as a consequence in whole or in part of this Agreement, or thereafter, as a consequence of any change in the ownership or effective control of the Company or any change in the ownership of a substantial portion of the Company’s assets.
(f)                  The Company has not maintained and does not maintain any self-insured health, medical, dental or similar plans and the Company has no, and will not have any, liabilities under such fully or partially self-insured plans for any periods prior to the Effective Time.
5.10.            Financial Statements.
(a)                 True and correct copies of the Company’s balance sheet as of December 31, 2007 and the related statements of operations, for the years then ended, together with all proper exhibits, schedules and notes thereto (collectively, the “HistoricalFinancialStatements”) are attached to this Agreement as Exhibit A.  The Historical Financial Statements have been prepared by the Company in accordance with GAAP, consistently applied throughout the periods involved and present fairly in all material respects the financial position of the Company as of the date of such Historical Financial Statements and the results of operations for the periods covered thereby.
(b)                 A true and correct copy of the Company’s unaudited, internal balance sheet as at March 31, 2008 (the “Interim Balance Sheet”) is attached to this Agreement as Exhibit B.  The Interim Balance Sheet is in accordance with the Books and Records, all of which have been maintained in accordance with good business practice and in the normal and ordinary course of business, was prepared in accordance with GAAP applied on a basis consistent with past practices, and presents fairly in all material respects the financial position of the Company as of the date thereof.  The Books and Records accurately and fairly reflect, in reasonable scope and detail and in accordance with good business practice, the transactions and assets and liabilities of the Company and such other information as is contained therein.
(c)                 Except as disclosed in the Interim Balance Sheet or in Schedule 5.10(c) hereto, since December 31, 2007:
(i)                   the Company has operated in the normal and ordinary course in a manner consistent with past practices; and
(ii)                 there has been no development, event, condition, or circumstance that has had or could have a Material Adverse Effect on the Company.
(d)                 Except for indebtedness to Michael Kelley, the Company has no indebtedness, loans or advances to, and has made no guaranty of indebtedness of either of the Parent or any Affiliate of the Parent.
5.11
           Absence of Undisclosed Liabilities.  Except as fully reserved against in, the most recent Balance Sheet included in the Interim Balance Sheet, the Company has no liabilities or obligations except for (a) trade payables that were incurred in or as a result of the normal and ordinary course of business since February 28, 2008 (none of which results from, arises out of, relates to, is in the nature of, or was caused by any breach of Contract, breach of warranty, tort, infringement or violation of any Requirement of Law), and (b) executory liabilities or obligations under Contracts entered into in and as a result of the normal and ordinary course of business (none of which results from, arises out of, relates to, is in the nature of, or was caused by any breach of such Contract or violation of any Requirement of Law) and listed in Schedule 5.14(a) hereto.

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5.12.            Real Property.
(a)                 The Company does not own any real property.  The Company has a valid leasehold interest in all of the Leased Real Property, and such leasehold interests are free and clear of all Encumbrances.  The Company enjoys peaceful and undisturbed possession under the leases for the Leased Real Property (collectively, the “Property Leases”) and no claim has been asserted against the Company that is adverse to the Company’s respective rights in such leasehold interests.  The Company is not a party to any Contract that commits or purports to commit the Company to purchase or otherwise acquire or, except for the Contracts identified on Schedule 5.12(a), lease any real property.  Except as set forth on Schedule 5.12(a), the Company is not a party to or otherwise bound or subject to any Contract which grants to any Person any right of use or occupancy of any portion of the Real Property.  Except as set forth on Schedule 5.12(a) attached hereto, the Company has no option to purchase or lease or right of first refusal regarding the purchase or lease of any real property.  The Company has delivered to Acquiror true and complete copies of its Property Leases.
(b)                 The Leased Real Property is (i) in good condition and repair (reasonable wear and tear excepted) and there has been no damage, destruction or loss to any of the Leased Real Property that remains unremedied to date (ordinary wear and tear excepted), (ii) suitable to carry out the Business as conducted and intended to be conducted thereon, (iii) adequately serviced by all utilities and services necessary for the conduct of the Business, and (iv) to the Company’s Knowledge, in compliance with all applicable laws, rules and regulations.
(c)                 There are no condemnation, appropriation or other proceedings involving any taking of the Leased Real Property pending, or to the Knowledge of the Company, threatened, against any of the Leased Real Property.
(d)                 The current use of the Leased Real Property is a permitted under the existing zoning and other laws, rules and regulations.
(e)                 Each Property Lease (i) is in full force and effect, (ii) affords the Company, exclusive possession of the applicable Leased Real Property, and (iii) constitutes a valid and binding obligation of, and is enforceable in accordance with its terms against, the respective parties thereto.  Notwithstanding the generality of the foregoing, the Company has the current right under the Property Leases to the exclusive and peaceful possession of the Leased Real Property and their use in the Business.
(f)                  The Company has performed the obligations required to be performed by it to date under the Property Leases and is not in default or breach thereof.  In addition, no party to any Property Lease has (i) provided any written notice to the Company or the Parent of its intent to terminate or not renew any such Property Lease, (ii) to the Knowledge of the Company, threatened to terminate or not renew any such Property Lease, or (iii) is in breach or default under any provision thereof, and no event or condition has occurred, whether with or without the passage of time or the giving of notice, or both, that would constitute such a breach or default.
(g)                 The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not (i) result in or give to any Person any right of termination, non-renewal, cancellation, withdrawal, acceleration or modification in or with respect to any Property Lease, or (ii) result in or give to any Person any additional rights or entitlement to increased, additional, accelerated or guaranteed rent or payments under any such Property Lease.
5.13
           Personal Property.  The Company either owns good, marketable and indefeasible legal and beneficial title, or has a valid leasehold interest in, or valid license for all of the items of personal property (both tangible and intangible) that are used in the conduct of the Business and operations, free and clear of all Encumbrances.  All items of personal property material to the conduct of the Business are included in the Acquired Assets, and all are in good condition and repair (reasonable wear and tear excepted) and are sufficient to operate the Business in the normal and ordinary course in a manner consistent with past practice and are free from any material defect or other material deficiency (whether in design or manufacture).  The Company enjoys peaceful and undisturbed possession under all leases of personal property under which the Company is operating and no claim has been asserted against the Company that is adverse to any of the Company’s rights in such leasehold interests.  Since February 28, 2008, the Company has not incurred or suffered any physical damage, destruction, theft or loss of any of its items of its respective personal property, whether owned or leased and whether or not insured.
5.14.            Contracts.
(a)                 Other than (i) agreements entered into in the ordinary course of business, consistent with past practice, involving expenditures, Obligations or Liabilities of under $10,000, (ii) purchase orders, repair orders and sale orders involving expenses or revenues of less than $10,000 or sales of Inventory arising in the ordinary and normal course of business, consistent with past practice, and (iii) Contracts relating to the performance of services or the sale of products by the Company that provided revenue to the Company of less than $10,000 during the year ended December 31, 2007 and that are not expected to provide revenue to the Company of $10,000 or more in the year ending December 31, 2008, Schedule 5.14(a), is a complete and accurate list of each Contract described below to which the Company or any of its respective properties is party or is otherwise bound or subject (each, a “MaterialContract”):
(i)                   all Contracts relating to the performance of services or the sale of products by the Company;
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(ii)                 all Contracts that create a partnership or a joint venture or arrangement that involves a sharing of profits (whether through equity ownership, Contract or otherwise) with any other Person;
(iii)                all Contracts relating to the acquisition or the divestiture of fixed assets, including intangible assets, physical fixed assets (with the exception of real estate and real estate-like rights) and financial assets;
(iv)               the Property Leases and all other lease or rental Contracts (whether for real or personal property);
(v)                 all management, service, supply, security, maintenance and similar Contracts involving annual expenditures in excess of $10,000, and all attornment Contracts, subordination Contracts or similar Contracts affecting or relating to the use and quiet and peaceful enjoyment of the Real Property;
(vi)               all Contracts for the storage, transportation, holding, treatment, processing or disposal of any Hazardous Substances;
(vii)              all Contracts for storage, reoccurring transportation or similar services for tangible personal property with carriers or warehouses;
(viii)            all Contracts that provide a license of Intellectual Property entered into by the Company, whether as licensor or licensee, other than licenses to use software available over the counter;
(ix)                to the extent not already covered in Section 5.14(a)(viii), all Contracts pursuant to which the Company is granted by any other Person any right, option or right of first refusal or negotiation to operate franchises and businesses;
(x)                  all credit Contracts entered into by the Company as lender, or borrower, or guarantor, with the exception of usual and customary trade receivables or payables agreed to in the normal and ordinary course of business;
(xi)                all Contracts involving a commitment of any of the Company’s respective assets or the incurrence by the Company of liabilities in any one transaction or series of related transactions in excess of $10,000, or that extend beyond one year from the date of this Agreement;
(xii)               all employment Contracts and all Contracts with advisors or consultants to the extent that they involve annual payments exceeding $10,000;
(xiii)             all Contracts relating to fringe benefits, profit sharing, commissions, or bonuses as well as similar agreements with the exception of those already listed in Schedule 5.9(a) attached to this Agreement;
(xiv)             all Contracts that purport to or have the effect of limiting the Company’s respective right to engage in, or compete with any Person in any business;
(xv)              all Contracts which have been entered into or assumed outside the ordinary course of the Business;
(xvi)             all Contracts in which the Company grants a power-of-attorney;
(xvii)           all Contracts in which the Company is required to pay a management or similar fee to any Person;
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(xviii)          all Contracts with domestic or foreign suppliers, manufacturers, manufacturer representatives, dealers or agents; and
(xix)              a description of any commitment by the Company to enter into any Contracts of the type listed in Section 5.14(a) above.
(b)                 The Company has provided true and complete copies of all of the Material Contracts to Acquiror.  Each of the Material Contracts (i) is in full force and effect, (ii) is a valid and binding obligation of, and is enforceable in accordance with its terms against the Company and, to the Company’s Knowledge, each of the other parties thereto except as such may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors’ rights generally, and by general equitable principles, (iii) except as otherwise indicated as such on Schedule 5.14(a) attached hereto, was made in the normal and ordinary course of business, and (iv) contains no provision or covenant prohibiting or limiting the ability of the Company to operate its respective businesses in the manner in which it is currently operated.  No party to any Material Contract (x) has provided any written notice to the Company of such party’s intent to terminate or withdraw its participation in any Material Contract, (y) has or, to the Knowledge of the Company, has, threatened to terminate or withdraw from participation in any Material Contract or (z) is in breach or default under any Material Contract.
(c)                 Except for those Material Contracts for which Consent is required as set forth on Schedule 5.14(c) attached hereto, no Consent of any party to any Material Contract to which the Company or any of its respective properties is a party or is otherwise bound or subject is required in connection with the transactions contemplated by this Agreement or any of the Transaction Documents.  There is no consent required under any other Contract, the absence of which could have a Material Adverse Effect on the Company, its assets, operations or prospects.
(d)                 Except as set forth in Schedule 5.14(d) hereto, and assuming the Consents referenced on Schedule 5.14(c) are obtained, the execution, delivery and performance of this Agreement and the Transaction Documents and the consummation of the transactions contemplated by this Agreement and the Transaction Documents will not (i) result in or give to any Person any right of termination, non-renewal, cancellation, withdrawal, acceleration or modification in or with respect to any Material Contract or any such rights in or with respect to any other Contract, (ii) result in or give to any Person any additional rights or entitlement to increased, additional, accelerated or guaranteed payments under any Contract, (iii) result in the creation or imposition of any Encumbrance upon any of the Acquired Assets under the terms of any Contract, (iv) result in or give rise to any action, claim or demand against the Company or the Acquired Assets (other than executory obligations in accordance with the express terms of such Contracts to the extent not resulting from, arising out of, relating to, or in the nature of, or caused by any breach of Contract, breach of warranty, tort, infringement or violation of any Requirement of Law) by any other Person who is a party to any Contract, or (v) result in any restriction on the Company’s rights under any Material Contract.
5.15
           Insurance.
5.16.            Intellectual Property.
(a)                 Schedule 5.16(a) hereto is a complete and accurate list of all of the Company’s registered patents, patent applications, copyright registrations, copyright applications, trademark registrations and trademark applications, both domestic and foreign, together with the: (i) applicable registration number; (ii) filing, registration, issue or application date; (iii) record owner; (iv) country; (v) title or description; and (vi) remaining life.  The Intellectual Property listed on Schedule 5.16(a) constitute all of the Intellectual Property necessary or beneficial to the operation of the Business as presently conducted and as presently proposed to be conducted.  Except as set forth on Schedule 5.16(a) hereto, the Company either owns good, marketable and indefeasible legal and beneficial title or has a valid licensed interest in all Intellectual Property used by the Company in connection with the Business, free and clear of all Encumbrances.  All Intellectual Property pertaining to any product, good or article of merchandise manufactured or sold or right or service provided or licensed by the Company or used, employed or exploited in the development, sales, marketing, or distribution of such products, rights or services, constituted valid and enforceable rights of the Company at the time thereof.  The Company is not infringing and has not infringed upon, and the Company is not misappropriating and has not misappropriated, the rights of any other Person.  To the Company’s Knowledge, no Person is infringing or has infringed or is misappropriating or has misappropriated any of the Company’s respective Intellectual Property used by the Company in connection with the Business.
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(b)                 There is neither pending, nor to the Company’s Knowledge, threatened, any Legal Proceeding against the Company contesting the validity or right of the Company to register or use any of the Intellectual Property, and neither the Company nor the Parent has received any written notice of infringement upon or conflict with any asserted right of others nor, to the Company’s Knowledge, is there a valid basis for such a notice.
(c)                 Except as otherwise provided in the applicable Contracts that provide a license of Intellectual Property identified as such in Schedule 5.16(a), the Company has no obligation to compensate others for the use of any Intellectual Property.  In addition, except as otherwise provided on Schedule 5.16(a), the Company has not granted to any other Person any license or other right to use, in any manner, any of the Intellectual Property used by the Company in connection with the Business, whether or not requiring the payment of royalties.
5.17.            Environmental Matters.
(a)                 The Company and the operation of the Business are and have been in compliance with all applicable Environmental Laws.
(b)                 There have occurred no and there are no events, conditions, circumstances, activities, practices, incidents, or actions that may reasonably be expected to give rise to any common law or statutory liability, or otherwise form the basis of any Legal Proceeding, Order, remedial or responsive action, or study involving or relating to the Company, based upon or related to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling, or the emission, discharge, release or threatened release into the environment, of any pollutants, contaminants, chemicals or Hazardous Substances.
(c)                 The Company has not received any request for information, and has not been notified that it is a potentially responsible party, under the Environmental Law, or any similar state law with respect to any on-site or offsite location.
(d)                 No notice, notification, demand, request for information, citation, summons, complaint or order has been issued, no complaint has been filed, no penalty has been assessed, no claim has been made, and no investigation or review is pending or, to the Company’s Knowledge, threatened by any Governmental Entity or other Person with respect to any (i) alleged violation by the Company of any Environmental Law or liability thereunder or (ii) alleged failure by the Company to have any Permit required by Environmental Law nor, to the Company’s Knowledge, is there any basis therefor.
(e)                 There have been no discharges, emissions or releases of Hazardous Substances which are or were reportable by the Company under any Environmental Laws.
(f)                  There has been no investigation, study, audit, test, review or other analysis (including any Phase I environmental assessments) conducted by the Company or its Affiliates in relation to any Leased Real Property.
(g)                 There is no (i) asbestos contained in or forming a part of any building, structure or improvement comprising a part of any of the Leased Real Property, (ii) no polychlorinated byphenyls (PCBs) present, in use or stored on the Leased Real Property, and
(iii) no radon gas or the presence of radioactive decay products of radon are present on, or underground at any of the Real Property, at levels beyond the minimum safe levels for such gas or products prescribed by applicable Environmental Laws.
5.18.            Permits.
(a)                 The Company and its employees, independent contractors and agents, have obtained and hold in full force, all Permits that are necessary or advisable for the operation of the Business, all of which are listed on Schedule 5.18 hereto.  Neither the Company nor any of its employees, independent contractors or agents, is in noncompliance with the terms of any such Permit.
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(b)                 Except as set forth on Schedule 5.18, the execution, delivery and performance of this Agreement and the Transaction Documents and the consummation of the transactions contemplated by this Agreement and the Transaction Documents will not (i) result in or give to any Person any right of termination, non-renewal, cancellation, acceleration or modification in or with respect to any such Permit, (ii) result in or give to any Person any additional rights or entitlement to increased, additional, accelerated or guaranteed payments under any such Permit, (iii) result in the creation or imposition of any obligation and liability upon Acquiror or any of Acquiror’s Affiliates (other than executory obligations in accordance with the express terms of such Permits not resulting from, arising out of, relating to, or in the nature of, or caused by any breach of Permit, breach of warranty, tort, infringement or violation of any Requirement of Law) or any Encumbrance upon the Company’s respective assets under the terms of any Permit or (iv) result in any restriction on the Company’s respective rights under any Permit.
(c)                 Except as set forth in Schedule 5.18(c) attached hereto, there is no Order outstanding against the Company, nor is there now pending, or to the Company’s Knowledge, threatened, any Legal Proceeding, which could adversely affect any such Permit required to be obtained and maintained by the Company nor, to the Company’s Knowledge, is there any basis therefor.
5.19
           Regulatory Filings.  The Company has filed timely all registrations, filings, reports, and submissions that are required by any Requirement of Law.  All such registrations, filings, reports and submissions were made in accordance with applicable Requirements of Law when filed and all information contained in such registrations, filings, reports and submissions was true and complete when made.  Since the date of any such filing, there has been no development, event, condition or circumstance that would require the Company to amend or supplement any such registration, filing, report or submission or otherwise make any additional registration, filing, report or submission.  No deficiencies have been asserted by any Governmental or Regulatory Authority with respect to any such registrations, filings, reports and submissions that have not been finally resolved.
5.20.            Taxes and Tax Returns.
(a)                 Except as set forth in Schedule 5.20, the Company:
(i)                   Has duly and timely filed or will file or furnish when due in accordance with all applicable laws all Tax Returns required to be filed or furnished with respect to any period ending on or prior to the date hereof;
(ii)                 Has correctly reflected in all material respects on the Tax Returns (and, as to any Tax Returns not filed as of the date hereof, will correctly reflect) the facts regarding its income, business, assets, operations, activities, and status of any other information required to be shown therein;
(iii)                Has timely paid, withheld, or made adequate provision for all Taxes shown as due and payable on the Tax Returns that have been filed including, but not limited to, withholding obligations attributable to employee wages;
(iv)               Is not subject to Encumbrances of any kind for Taxes upon any of the Acquired Assets other than for those Encumbrances for Taxes not yet due and payable.;
(v)                 Is not subject to any claims, audits, actions, suits, proceedings, or investigations with respect to any Tax or assessment for which the Company could be liable;
(vi)               Has not agreed to make, nor is it required to make, any adjustment under Section 481(a) of the Code for any period ending after the Effective Time by reason of a change in accounting method or otherwise and the Company does not have any Knowledge that the IRS has proposed such adjustment or change in accounting method;
(vii)              Has no permanent establishment located in any tax jurisdiction other than the United States, and is not liable for the payment of Taxes levied by any jurisdiction located outside the United States.
(viii)            No state of facts exists or has existed that would constitute grounds for the assessment of Tax liability with respect to periods that have not been audited by the IRS or any other Taxing Authority.
(ix)                No power of attorney has been granted by the Company with respect to any matter relating to Taxes that is currently in force.
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(x)                  All transactions that could give rise to an understatement of federal income tax (within the meaning of Section 6662 of the Code) have been adequately disclosed on the Company’s Tax Returns in accordance with Section 6662(d)(2)(B) of the Code.
(b)                 None of the directors or officers of Company or the Founder is aware of any state of facts which could give rise to any claim, audit, action, suit, proceeding, or investigation with respect to any Tax or assessment for which the Company could be liable and that would be material.
5.21
           Accounts.  Schedule 5.21 completely and accurately states the names and addresses of each bank, financial institution, fund, investment or money manager brokerage house or similar institution in which the Company maintains any account (whether checking, savings, investment, trust or otherwise), lock box, or safe deposit box (collectively, the “Accounts”),and the account numbers and name of Persons having authority to effect transactions with respect thereto or other access thereto.
5.22
           Receivables.  The Receivables arose from bona fide transactions in the normal and ordinary course of the Business and reflect credit terms consistent with the Company’s past practice.  All Receivables are collectable in the ordinary course of business.
5.23
           Inventory.  All Inventory reflected on the most recent balance sheet in the Interim Financials and in the Company’s Books and Records (a) was purchased or acquired and is maintained in the normal and ordinary course of the Business, (b) has been reflected on such Books and Records at a value equal to the market value thereof, net of appropriate reserves for obsolete or excess inventory, (c) is reasonable as to quantity under the present and reasonably anticipated circumstances of the Company, and (d) is of good and merchantable quality and is free from any material deficiency.  The Company is not under any liability or obligation with respect to the return of any Inventory sold or furnished to any Person other than the Company’s normal and customary product warranties listed on Schedule 5.23 hereto.
5.24
           Product Liability.  The Company has no liability (and, to the Company’s Knowledge, there is no basis for any present or future Legal Proceeding or Order against the Company giving rise to any liability) arising out of any injury to individuals or property as a result of the ownership, possession or use of any product sold or delivered by the Company.
5.25
           Warranties.
5.26
           Vendors/Suppliers.  The Company has not received notice that any supplier or vendor has terminated or changed significantly its relationship with the Company nor, to the Company’s Knowledge, does any supplier or vendor intend to terminate or change significantly its relationship with the Company.  The Company generally enjoys good working relationships under all arrangements and agreements with its suppliers and vendors.
5.27
           Prepayment of Indebtedness.  Except as set forth on Schedule 5.27, all Obligations and Liabilities of the Company with respect to any outstanding Indebtedness or other obligations being assumed by Acquiror may be prepaid by the Company at any time, without any interest (other than accrued or unpaid interest on outstanding principal at the non-default interest rate provided for in the contract governing such indebtedness or obligations), charge, penalty, premium, fee or other amount.
5.28
           Broker’s or Finders.  Except as set forth on Schedule 5.28, neither the Company nor the Parent has engaged the services of any broker or finder with respect to the transactions contemplated by this Agreement or any of the Transaction Documents.  No Person has or will have, as a result of the consummation of the transaction contemplated by this Agreement, any right, interest or valid claim against or upon Acquiror or any of its Affiliates for any commission, fee or other compensation as a finder or broker thereof; and the Company and/or the Parent shall be solely responsible for the payment of all fees and commissions payable to any such broker.
5.29
           No Other Agreements to Sell.  Neither the Company nor the Parent has granted, and there is not outstanding any option, right, agreement, Contract or other obligation or commitment pursuant to which any other Person could claim a right to acquire in any way any ownership or other material interest in the Company or any of the Acquired Assets.
5.30
           Disclosure Generally.  No representation or warranty by the Company or Parent in this Agreement, nor any certificate, schedule, or exhibit hereto furnished or to be furnished by or on behalf of the Company or Parent pursuant to this Agreement or in connection with transactions contemplated hereby, contains or shall contain any untrue statement of material fact or omits or shall omit a material fact necessary to make the statements contained therein not misleading.
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ARTICLE 6

Acquiror hereby represents and warrants to the Company and the Parent as follows:
6.1.               Organization.
(a)                 Acquiror (i) is a newly formed limited liability company duly organized, validly existing and in good standing under the laws of the State of Nevada, (ii) has the limited liability company power and authority to own and operate its properties and assets and to transact its business as currently conducted, and (iii) is duly qualified and authorized to do business and is in good standing in all jurisdictions where the failure to be duly qualified, authorized and in good standing would have a Material Adverse Effect upon Acquiror’s businesses, prospects, operations, results of operations, assets, liabilities or condition (financial or otherwise).
(b)                 There is no Legal Proceeding or Order pending or, to the Knowledge of Acquiror, threatened against or affecting Acquiror revoking, limiting or curtailing, or seeking to revoke, limit or curtail Acquiror’s power, authority or qualification to own, lease or operate its properties or assets or to transact its business.
6.2
              Authorization for Agreement.  The execution, delivery and performance of this Agreement and the Transaction Documents to which Acquiror is a party and the consummation of the transactions contemplated by this Agreement and such Transaction Documents by Acquiror (a) are within Acquiror’s limited liability company powers and duly authorized by all necessary action on the part of Acquiror and (b) do not (i) require any action by or in respect of, or filing with, any Governmental or Regulatory Authority or (ii) contravene, violate or constitute, whether with or without the passage of time or the giving of notice or both, a breach or default under, any Requirement of Law applicable to Acquiror or any of its properties or Acquiror’s Articles of Organization, limited liability company agreement or other governing documents.
6.3
              Enforceability.  This Agreement and each of the Transaction Documents to which Acquiror will be a party have been duly executed and delivered by Acquiror and constitute the legal, valid and binding obligation of Acquiror, enforceable against Acquiror in accordance with their terms.
6.4
              Ownership of Acquiror.  All of the issued and outstanding limited liability company membership interests of Acquiror are owned by Michael Kelley and Michael Kelley is the sole managing member of Acquiror.
6.5
              Contribution of Transferred Securities to Acquiror.  Prior to the Closing Date, Michael Kelley will have contributed to Acquiror the Transferred Securities and such Transferred Securities shall be free and clear of all Encumbrances (except Encumbrances imposed by applicable securities laws).  The contribution of the Transferred Securities to Acquiror shall be in compliance with all applicable state and federal securities laws.
6.6
              Title to Transferred Securities.  As of the Closing Date, Acquiror shall be the sole and exclusive owner of, and have good and marketable title to, all of the Transferred Securities, free and clear of all Encumbrances of any kind or nature whatsoever (other than Encumbrances pursuant to applicable securities laws) and has the exclusive right to dispose of the Transferred Securities.
6.7
              Knowledge of Breach. Acquiror has no Knowledge that the Company or the Parent is in breach of any of the representations of warranties made by the Company and the Parent in Article 5, including, but not limited to, the information contained in the schedules and exhibits attached hereto and made a part hereof.
ARTICLE 7
Michael Kelley hereby represents and warrants to the Company and the Parent as follows:
7.1
              Power.  Michael Kelley has full power, capacity, legal right and authority to enter into, execute and deliver this Agreement and any other Transaction Documents to which he is a party, and to carry out the transactions contemplated hereby and thereby.
7.2
              Ownership of Acquiror.  All of the issued and outstanding limited liability company membership interests of Acquiror are owned by Michael Kelley and Michael Kelley is the sole managing member of Acquiror.
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7.3
              Contributuion of Transferred Securities to Acquiror.  Prior to the Closing Date, Michael Kelley will have contributed to Acquiror the Transferred Securities and such Transferred Securities shall be free and clear of all Encumbrances (except Encumbrances imposed by applicable securities laws).  The contribution of the Transferred Securities to Acquiror shall be in compliance with all applicable state and federal securities laws.
7.4
              Title to Transferred Securities.  As of the Closing Date, Acquiror shall be the sole and exclusive owner of, and have good and marketable title to, all of the Transferred Securities, free and clear of all Encumbrances of any kind or nature whatsoever (other than Encumbrances pursuant to applicable securities laws) and has the exclusive right to dispose of the Transferred Securities.
ARTICLE 8
8.1                Conduct of Business Pending Closing.  From and after the date hereof and pending Closing, and unless Acquiror shall otherwise consent or agree in writing, the Company and the Parent covenant and agree that:
(a)                 Ordinary Course.  The Business will be conducted only in the ordinary course and consistent with past practice, including sales contracts, billing and collection practices of accounts receivable, and payment of accounts payable.  Without limiting the foregoing, but subject to Section 8.1(c)(v), the Company will accept customer orders in the ordinary course and consistent with past practice for all products offered by Company, but expected to be delivered by Acquiror after the Closing Date.
(b)                 Preservation of Business.  The Company and the Parent will use all commercially reasonable efforts to preserve the Business intact and to preserve for the Company and, after the Closing, Acquiror the goodwill of the suppliers, customers and others having business relations with the Company, including, without limitation, maintaining in full force and effect the Permits set forth in Schedule 5.18 and the Contracts set forth in Schedule 5.14(a).  The Company and Acquiror will cooperate in communication with independent contractors and customers to accomplish the transfer of the Acquired Assets to Acquiror as of the Effective Time.
(c)                 Material Transactions.  Unless Acquiror shall hereafter otherwise specifically consent or agree in writing which consent will not be unreasonably withheld, the Company shall not, and the Parent will not permit the Company to:
(i)                   amend its certificate of incorporation, bylaws or other organizational documents;
(ii)                 issue any shares of its capital stock or rights or options to acquire any shares of its capital stock;
(iii)                declare or pay any dividend or other distribution to its stockholders or other Affiliates;
(iv)               pay any bonus or make any similar payment;
(v)                 enter into any contract or commitment the performance of which may extend beyond the Closing, except those made in the ordinary course of business, the terms of which are consistent with past practice and reasonable in light of current conditions;
(vi)               enter into any employment or consulting contract or arrangement with any Person which is not terminable at will, without penalty or continuing obligation;
(vii)              change any employee’s rate or basis of compensation or the rate or basis of compensation of any other Person engaged by the Company;
(viii)            incur, create, assume or suffer to exist any restriction, Encumbrance, tenancy, encroachment, covenant, condition, right-of-way, easement, claim, charge or other matter affecting title on any of the Acquired Assets;
(ix)                incur any Indebtedness or other obligation for money borrowed;
(x)                  make any advance or loan;
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(xi)                make an investment in or capital contribution to any Person;
(xii)               amend or terminate any Material Contract;
(xiii)             take any action or permit to occur any event described in Section 5.10(c) hereof; or
(xiv)             take any action or omit to take any action which will result in a violation of any applicable law or any Requirement of Law or cause a breach of any Contracts.
(d)                 Maintenance of Employees.  The Company and the Parent will use all commercially reasonable efforts to retain all existing employees of the Company and other Persons engaged by the Company (unless the Company desires to terminate an employee or such other Person for cause) and will promptly notify Acquiror of the termination of employment of any existing employee or such other Person, the receipt by the Parent or the Company of notice of termination of employment of any existing employee or termination of engagement by Persons otherwise engaged by the Company and in the event the Parent or the Company believes that any existing employee or Person otherwise engaged by the Company intends to terminate his or her employment or engagement with the Company.  Moreover, the Company shall permit Acquiror to meet and discuss the possibility of employment and/or a continued contractual relationship or other engagement with current employees and such other Persons engaged by the Company, and shall not unreasonably interfere with or impede Acquiror’s right to do so, either directly or indirectly.
(e)                 Compliance with Laws.  The Company will comply with all laws and regulations which are applicable to the Company, the Company’s ownership of the Acquired Assets or to the conduct of the Business.
(f)          Insurance. The Company shall, and the Parent shall cause the Company to, maintain in full force and effect the policies of insurance listed on Schedule 5.15, subject only to variations required by the ordinary operations of the Business, or else will obtain, prior to the lapse of any such policy, substantially similar coverage with insurers of recognized standing and approved in writing by Acquiror. The Parent shall promptly advise Acquiror in writing of any change of insurer or type of coverage in respect of the policies listed on Schedule 5.15.
(g)                 Information Statement on Schedule 14C.  The Parties acknowledge and agree that the transactions contemplated by this Agreement are being submitted to the Parent’s shareholders for approval and that, subject to Article 9 and Article 15, the Closing Date shall take place within one (1) business day following the Parent’s receiving the consent from its shareholders holding a majority of the Parent’s issued and outstanding shares of common stock and upon the approval, if reviewed, and clearance of the Information Statement by Governmental or Regulatory Authority.  Acquiror and Michael Kelley each agree to provide their respective consent, and to vote all of their respective shares of common stock, in favor of approving the transactions contemplated by this Agreement, which consent shall be included in the Information Statement.  Parent shall cause each of the Dutchess Entities (as defined below) holding shares of capital stock of the Parent to provide their respective consents, and to vote all of its shares of common stock, if any, in favor of approving the transactions contemplated by this Agreement, which consents shall be included in the Information Statement.
(a)                 The Company and the Parent shall use all commercially reasonable efforts to cause all of the conditions to the obligations of Acquiror under Section 9.1 of this Agreement to be satisfied on or prior to the Effective Time.  The Company shall, and the Parent shall cause the Company to, conduct the Business in such a manner that at the Closing the representations and warranties of the Company and the Parent contained in this Agreement shall be true and correct as though such representations and warranties were made on, as of, and with reference to such date. The Company or the Parent will promptly notify Acquiror in writing of any event or fact which will or is likely to cause any of their or its representations or warranties to be or become untrue.  Through the Closing Date, the Company or the Parent shall promptly advise Acquiror in writing of the occurrence of any condition or development (exclusive of general economic factors affecting business in general) of a nature that is or may be materially adverse to the Business, operations, properties, assets, prospects or condition (financial or otherwise) of the Company.
(b)                 Acquiror shall use all commercially reasonable efforts to cause all of the conditions to the obligations of the Company and the Parent under Section 9.2 of this Agreement to be satisfied on or prior to the Effective Time.  Acquiror shall conduct the Business in such a manner that at the Closing the representations and warranties of Acquiror contained in this Agreement shall be true and correct as though such representations and warranties were made on, as of, and with reference to such date.  Acquiror will promptly notify the Company in writing of any event or fact which will or is likely to cause any of their or its representations or warranties to be or become untrue.  Through the Closing Date, Acquiror shall promptly advise the Company in writing of the occurrence of any condition or development (exclusive of general economic factors affecting business in general) of a nature that is or may be materially adverse to its business, operations, properties, assets, prospects or condition (financial or otherwise) of Acquiror.
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8.3
              Access, Information and Documents.  Through the Closing Date, the Company shall, and the Parent shall cause the Company to, give to Acquiror and to Acquiror’s counsel, accountants and other representatives full access during normal business hours to all of the Company’s properties, books, tax returns, contracts, commitments, records, officers, personnel and accountants and will furnish to Acquiror all such documents and copies of documents (certified to be true copies if requested) and all information with respect to the affairs of the Company as Acquiror may request.  No investigation or receipt of information by Acquiror pursuant to this Agreement shall diminish or obviate any of the representations, warranties, covenants or agreements of the Company or the Parent under this Agreement or the conditions to the obligations of Acquiror under this Agreement.
8.4
              Acquisition Proposals.  From the date hereof through the Closing, the Company shall not, and the Parent shall cause the Company not to, sell or otherwise transfer any of the Acquired Assets to any other Person, except for the sale of Inventory in the ordinary course of business consistent with past practices.  From the date hereof through the Closing, the Parent, the Company, their respective Affiliates and any officers, directors, employees, representatives or agents of the Company, shall not, directly or indirectly, solicit, initiate or participate in any way in discussions or negotiations with, or provide any information or assistance to, any Person or group of Persons (other than Acquiror) concerning any acquisition of an equity interest in, or in a merger, consolidation, liquidation, dissolution, disposition of assets (other than sales of assets in the ordinary course of business and as specifically permitted pursuant to this Agreement) of the Company or any disposition of any of the shares of its capital stock (other than pursuant to the transactions contemplated by this Agreement) (each, an “AcquisitionProposal”), or assist or participate in, facilitate or encourage any effort or attempt by any other Person to do or seek to do
8.5.               Notice of Certain Events.
(a)                 The Company and the Parent shall promptly notify Acquiror of:
(i)                   any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement or the other Transaction Documents;
(ii)                 any notice or other communication from any governmental entity in connection with the transactions contemplated by this Agreement or the other Transaction Documents; and
(iii)                any material claims or legal proceedings commenced or, to their Knowledge threatened, relating to or involving or otherwise affecting the Company or the parties hereto and which relates to the consummation of the transactions contemplated by this Agreement.
(b)                 If the Company or Parent acquire Knowledge after the date of this Agreement of (i) any matter which, if existing, occurring or known at the date of this Agreement would have been required to be disclosed to Acquiror, or (ii) the occurrence of any event or the failure of any event to occur that may result in the failure to satisfy any condition specified in Article 9 or the obligations of any party to consummate the transactions contemplated by this Agreement, such party shall, promptly after obtaining such Knowledge, notify Acquiror, in writing in sufficient detail to permit a reasonable analysis thereof.
8.6.               Confidentiality.
(a)                 Prior to the Closing, Acquiror shall hold in confidence, and use its commercially reasonable efforts to have all of the officers, managers, independent contractors and employees hold in confidence, all knowledge and information of a secret or confidential nature with respect to the Business and shall not disclose, publish or make use of the same without the consent of Company and/or Parent, except to the extent that such information shall have become public knowledge other than by breach of this Agreement by Acquiror and except and to the extent disclosure is required by applicable law.
(b)                 The Company and the Parent shall hold in confidence, and use their commercially reasonable efforts to have all of the officers, directors, independent contractors and employees of the Company, except those who become officers, directors, employees or independent contractors of Acquiror, hold in confidence, all knowledge and information of a secret or confidential nature with respect to the Business following the Closing and shall not disclose, publish or make use of the same without the consent of Acquiror, except to the extent that such information shall have become public knowledge other than by breach of this Agreement by the Company or the Parent, and except and to the extent disclosure is required by applicable law.
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(c)                 The parties agree that the remedy at law for any breach of this Section 8.6 would be inadequate and that Acquiror shall be entitled to injunctive relief in addition to any other remedy it may have upon breach of any provision of this Section 8.6.
8.7.     Noncompetition.
(a)                 Obligation.  From and after the date of Closing, for a period of 3 years, each of the Company and the Parent agree that they will not, directly or indirectly:
(i)                   engage or participate in the Business in the Territory;
(ii)                 become interested (as owner, stockholder, lender, partner, co-venturer, director, shareholder, employee, agent, consultant or otherwise) in any portion of the business of any person, firm, corporation, association or other entity located or doing business in the Territory other than Acquiror and its Affiliates (collectively, an “Entity in the Territory”) where such portion of such business is in or competitive with the Business; provided, however, notwithstanding the foregoing, the Company and Parent may hold collectively not more than two percent (2%) of the outstanding securities of any class of any publicly-traded securities of a company that is engaged in activities referenced in this Section 8.7(a);
(iii)                solicit, call on or transact or engage in any direct or indirect business activity, for a purpose competitive with the Business, with any customer, or referral source, with whom the Company or Parent or their respective Affiliates shall have dealt in connection with the Business at any time prior to the Closing;
(iv)               influence or attempt to influence any customer or referral source of the Company or Parent prior to the Closing to terminate or modify any written or oral agreement with Acquiror or any of its Affiliates; or
(v)                 influence or attempt to influence any person or entity, for a purpose competitive with the Business, either (A) to terminate or modify an employment, consulting, agency, distributorship or other arrangement with Acquiror or its Affiliates, or (B) to employ or retain, or arrange to have any other person or entity employ or retain, any person who has been employed or retained by Acquiror or its Affiliates.
(b)                 Acknowledgments.  The Company and the Parent hereby acknowledge and agree that:
(1)                 the rights, obligations and duties of the parties under this Section 8.7 are necessary for the protection of the legitimate business interests of Acquiror at the times set forth in this Section 8.7;
(2)                 the agreements of the parties set forth in this Section 8.7 are an integral part of this Agreement, without which transactions contemplated in and by this Agreement will not close;
(3)                 the scope of the obligations set forth in this Section 8.7 is reasonable in time, geography and types and limitations of activities restricted; and
(4)                 the breach of this Section 8.7 will be such that the parties’ harmed by such breach will not have an adequate remedy at law because of the unique nature of the Business.
(c)                 Remedy.  The parties acknowledge and agree that the rights of Acquiror pursuant to Section 8.7(a) are of a specialized and unique character and that immediate and irreparable damage will result to such parties if the obligated parties under such sections fail to or refuse to perform their obligations thereunder and, notwithstanding any election by Acquiror to claim damages from as a result of any such failure or refusal, Acquiror may, in addition to any other remedies and damages available, seek an injunction in a court of competent jurisdiction to restrain any such failure or refusal.  No single exercise of the foregoing remedy shall be deemed to exhaust Acquiror’s right to such remedy, but the right to such remedy shall continue undiminished and may be exercised from time to time as often as such parties may elect.
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8.8
              Non-Disparagement.  Neither the Company nor the Parent nor any of their respective Affiliates, on the one hand, nor Acquiror nor Michael Kelley or any of their respective Affiliates, on the other hand, will, directly or indirectly, disparage, deprecate or make any negative comment or interfere in the business activities of the other or the other’s stockholders, directors, managers, members, officers, employees, independent contractors, or agents.
8.9
              Required Approvals and Filings.  As promptly as practicable after the date of this Agreement, the Parent shall make all filings required by the Requirements of Law to be made by them in order to consummate the transactions contemplated by this Agreement, including giving all notices and obtaining all consents as required by the laws of the state of Nevada.  Further, Acquiror and Michael Kelley shall make, or cause to be made, all filings required by the Requirements of Law to be made by them to consummate the transactions contemplated by this Agreement.  Acquiror and Michael Kelley also shall use all commercially reasonable efforts to cooperate with the Parent and the Company (a) with respect to all filings the Parent and the Company shall be required by the Requirements of Law to make, including, but not limited to, the Parent’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007, as may be amended, and the Parent’s Quarterly Report on Form 10-QSB for the quarter ended March 31, 2008, as may be amended; and (b) in obtaining all Consents identified herein.  The Parent and the Company also shall use all commercially reasonable efforts to cooperate with Acquiror and Michael Kelley (a) with respect to all filings Acquiror and Michael Kelley shall be required by the Requirements of Law to make, and (b) in obtaining all Consents identified herein.
8.10
           Change of Corporate Name.  Promptly, and in any event within 5 days following the Effective Time, the Company shall change its name to something without the words “Kelley” or “Communication” or similar words or derivations thereof by filing an amendment to the Company’s Articles of Incorporation with the Secretary of State of the State of Nevada.
8.11.            Further Assurances.
(a)                 Subject to the terms and conditions herein provided, each of the parties hereto agrees, subject to its legal obligations, to use all reasonable commercial efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement and the other Transaction Documents, including to use all commercially reasonable efforts to rectify any event or circumstance which would impede the consummation of the transactions contemplated hereby.
(b)                 Except as required by law, no party will voluntarily cooperate with any Person which may hereafter seek to restrain or prohibit or otherwise oppose the transactions contemplated by this Agreement and each party will cooperate with the other party to resist any such effort to restrain or prohibit or otherwise oppose such transactions.
ARTICLE 9

9.1
              Conditions Precedent to Obligations of Acquiror.  The obligations of Acquiror to proceed with the Closing under this Agreement are subject to the fulfillment prior to or at Closing of the following conditions (any one or more of which may be waived in whole or in part by Acquiror in Acquiror’s sole discretion):
(a)                 Bringdown of Representations and Warranties.  The representations and warranties of the Company and the Parent contained in this Agreement shall be true and correct in all material respects (without regard, for purposes hereof, of any materiality, Material Adverse Effect or similar qualifications contained in such representations and warranties) on and as of the time of Closing, with the same force and effect as though such representations and warranties had been made on, as of and with reference to such time, and Acquiror shall have received a certificate to such effect duly executed by the Company and the Parent.
(b)                 Performance and Compliance.  The Company and the Parent shall have performed, in all material respects, all of the covenants and complied, in all material respects, with all of the provisions required by this Agreement to be performed or complied with by them on or before the Closing, and Acquiror shall have received a certificate to such effect duly executed by the Company and the Parent.
(c)                 Satisfactory Instruments.  All instruments and documents required on the Company’s and the Parent’s part to effectuate and consummate the transactions contemplated hereby, including those listed on Section 10.3 hereof, shall be delivered to Acquiror and shall be in form and substance reasonably satisfactory to Acquiror and its counsel.
(d)                 Required Consents.  All Consents of third parties, including, without limitation, all Governmental or Regulatory Authorities and all Consents referenced on Schedule 5.3 and Schedule 5.14(c), necessary or appropriate to consummate the transactions contemplated hereby and by the Transaction Documents shall have been obtained and no such Consent (i) shall have been conditioned upon the modification in any material respect, cancellation or termination of any material lease, commitment, agreement, easement, right, license, Permit or authorization of the Company; or (ii) shall impose on Acquiror any material condition, provision or requirement not presently imposed upon it or any condition that would be more restrictive on Acquiror after the Closing than the conditions presently imposed on the Company or the Parent, as applicable.
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(e)                 Litigation.  No order of any Governmental or Regulatory Authority shall be in effect which restrains or prohibits the transactions contemplated hereby or which would limit or adversely affect Acquiror’s ownership or control of the Acquired Assets, and there shall not have been threatened, nor shall there be pending, any action or proceeding by or before any court or Governmental or Regulatory Authority, (i) challenging any of the transactions contemplated by this Agreement or seeking monetary relief by reason of the consummation of such transactions, or (ii) by any present or former owner of any capital stock or equity interest in the Company (whether through a derivative action or otherwise) against the Company or any officer, director, manager or member of the Company in his capacity as such, or (iii) which might have a Material Adverse Effect on its business, prospects or condition (financial or otherwise) of the business of the Company as transacted prior to Closing.
(f)                  UCC Termination Statements.  The Company shall have delivered to Acquiror Uniform Commercial Code financing release or termination statements with respect to all security interests in the Acquired Assets.
(g)                 No Material Adverse Change.  No material adverse change in the business, operations, properties, assets, income, cash flow, prospects, liabilities, working capital or condition (financial or otherwise) of the Business or the Company (or Acquiror after the Closing), or any event, contingency or condition that is likely to result in such a material adverse change shall have occurred since February 28, 2008.
(h)                 Release by Dutchess.  Dutchess Private Equities Fund, L.P., Dutchess Private Equities Fund II, L.P., Dutchess Private Equities Fund, Ltd. and their affiliated entities (collectively, the “Dutchess Entities”), on their respective behalves and on behalf of their respective successors and assigns, shall have executed and delivered to Acquiror and Michael Kelley a general release in a form reasonably acceptable to Acquiror releasing Acquiror, Acquiror’s owners (including, without limitation, Michael Kelley), Affiliated entities, their predecessor or successor entities, parent entities, subsidiary entities, Affiliates, heirs, successors, assigns, agents, servants and employees from all claims the Dutchess Entities may have against any of them (including, without limitation, release by appropriate documents of any security interest in or lien upon any of the Acquired Assets), subject to exceptions for gross negligence and wilfull misconduct, except for the Assumed Liabilities. Any such release to be given by the Dutchess Entities pursuant to this Section 9.1(h) is conditioned upon, and subject to, the full release of the Dutchess Collateral as provided in Section 9.2(g).
(i)                   Shareholder Approval; Information Statement on Schedule 14C.  The shareholders of the Parent holding a majority of the Parent’s issued and outstanding shares of common stock shall have approved the transactions contemplated in and by this Agreement and the Parent’s Information Statement on Schedule 14C, if reviewed, shall have been approved or cleared by each applicable Governmental or Regulatory Authority.
9.2
              Conditions Precedent to the Obligations of the Company and the Parent. The obligations of the Company and the Parent to proceed with the Closing hereunder are subject to the fulfillment prior to or at Closing of the following conditions (any one or more of which may be waived in whole or in part by the Company in its sole discretion):
(a)                 Bringdown of Representations and Warranties.  The representations and warranties of Acquiror and Michael Kelley contained in this Agreement shall be true and correct in all material respects (without regard, for purposes hereof, of any materiality, Material Adverse Effect or similar qualifications contained in such representations and warranties) on and as of the time of Closing, with the same force and effect as though such representations and warranties had been made on, as of and with reference to such time and Acquiror and Michael Kelley shall have delivered to the Company a certificate to such effect.
(b)                 Performance and Compliance.  Acquiror and Michael Kelley shall have performed all of the covenants and complied, in all material respects, with all the provisions required by this Agreement to be performed or complied with by it on or before the Closing, and Acquiror and Michael Kelley shall have delivered to the Company a certificate to such effect.
(c)                 Litigation.  No order of any Governmental or Regulatory Authority shall be in effect which restrains or prohibits the transactions contemplated hereby.
(d)                 Satisfactory Instruments.  All instruments and documents required on the part of Acquiror and Michael Kelley to effectuate and consummate the transactions contemplated hereby listed in Section 10.2 hereof shall be delivered to the Company and/or the Parent and shall be substantially in the form of the Exhibits attached hereto, when applicable.
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(e)                 Release by Michael Kelley; Company and Parent.  Michael Kelley shall execute and deliver to the Parent and the Company a release in a form reasonably acceptable to Parent and the Company pursuant to which Michael Kelley releases the Parent and the Company, their respective owners and Affiliated entities, their predecessor or successor entities, parent entities, subsidiary entities, Affiliates, heirs, successors, assigns, agents, servants and employees from all claims that Michael Kelley may have with respect to: (i) his employment by or service to either Parent or the Company, subject to customary exceptions; (ii) the Tuscany Sale; (iii) the Cox Settlement; or (iv) the TIP Judgment; provided, however, that this Section 9.2(e) is subject to exceptions for gross negligence and willful misconduct.
(f)                  Release by Michael Kelley; Dutchess Entities.  Michael Kelley shall execute and deliver to the Dutchess Entities a release in a form reasonably acceptable to the Dutchess Entities pursuant to which Michael Kelley releases the Dutchess Entities, its respective owners and Affiliated entities, its predecessor or successor entities, parent entities, subsidiary entities, Affiliates, heirs, successors, assigns, agents, servants and employees from all claims that Michael Kelley may have against the Dutchess Entities; provided, however, that this Section 9.2(e) is subject to exceptions for gross negligence and willful misconduct.
(g)                 Release by Acquiror; Company and Parent. Acquiror and its affiliated entities, if any, on their respective behalves and on behalf of their respective successors and assigns, shall have executed and delivered to the Parent and the Company a general release in a form reasonably acceptable to the Parent and the Company releasing the Parent and the Company and their owners, their predecessor or successor entities, parent entities, subsidiary entities, Affiliates, heirs, successors, assigns, agents, servants and employees from all claims the Acquiror may have against any of them including, without limitation, (i) any matter or claim relating the to Acquired Assets or Assumed Liabilities; (ii) the Tuscany Sale; (iii) the Cox Settlement; or (iv) the TIP Judgment; provided, however, that this Section 9.2(e) is subject to exceptions for gross negligence and willful misconduct and shall not release any other claims that the Acquiror may have against the Company or the Parent under this Agreement or the instruments delivered by the Company and the Parent pursuant to this Agreement.
(h)                 Release by Acquiror; Dutchess Entities.  Acquiror and its affiliated entities, if any, on their respective behalves and on behalf of their respective successors and assigns, shall have executed and delivered to the Dutchess Entities a general release in a form reasonably acceptable to the Dutchess Entities releasing the Dutchess Entities and their owners (including, without limitation, Michael Novielli), their predecessor or successor entities, parent entities, subsidiary entities, Affiliates, heirs, successors, assigns, agents, servants and employees from all claims the Acquiror may have against the Dutchess Entities; provided, however, that this Section 9.2(e) is subject to exceptions for gross negligence and willful misconduct.
(i)                   Release of Dutchess Collateral. On or prior to the Closing, Acquiror and Michael Kelley shall cause any and all collateral pledged by the Dutchess Entities to secure the Company’s notes payable with Bank of Nevada, or approximately $1,051,201.59, less any amounts remitted from January 1, 2008 through the date hereof, to be released and discharged in full (the “Dutchess Collateral”). The release of the Dutchess Collateral shall be evidenced by a payoff letter from the Bank of Nevada, in form satisfactory to the Dutchess Entities, that the Dutchess Collateral was released and discharged in full. Further, on or prior to the Closing, the Acquiror and Michael Kelley shall cooperate, if required, to cause the Dutchess Collateral to be returned to the Dutchess Entities; provided, however, that any such release of the Dutchess Collateral shall be in the discretion of the Dutchess Entities.
(j)                   Shareholder Approval; Information Statement on Schedule 14C.  The shareholders of the Parent holding a majority of the Parent’s issued and outstanding shares of common stock shall have approved the transactions contemplated in and by this Agreement and the Parent’s Information Statement on Schedule 14C, if reviewed, shall have been approved or cleared by each applicable Governmental or Regulatory Authority.
ARTICLE 10

10.1              The Closing.  The consummation of the transactions contemplated by this Agreement shall take place, subject to Article 9 and Article 15, in person or by facsimile or other electronic means at 10:00 am at Fox Rothschild LLP, 747 Constitution Drive, Suite 100, Exton, PA  19341-0673, within one (1) business day following the approval and clearance of the Parent’s Information Statement on Schedule 14C, which the parties acknowledge will be on or about May 15, 2008 (the “Closing”), or such other date (the “ClosingDate”) or location as the parties may agree.  The consummation of the transactions contemplated by this Agreement shall be effective at the Effective Time.
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10.2
           Deliveries of Acquiror.  At the Closing, Acquiror shall deliver
(a)                 an assignment of that Property Lease in a form mutually agreeable to Acquiror and the Company for the real property commonly referred to as 5625 S. Arville, Suite E, Las Vegas, Nevada  89118 (the “Lease Assignment”), duly executed by Acquiror;
(b)                 an Assignment and Assumption Agreement in substantially the form of Exhibit C hereto (the “AssignmentandAssumptionAgreement”) duly executed by Acquiror;
(c)                 the bring down certificate referenced in Section 9.2(a);
(d)                 the certificate referenced in Section 9.2(b);
(e)                 letters offering employment to such employees of the Company as Acquiror may determine in its sole discretion, duly executed by Acquiror;
(f)                  stock certificates for all shares of Capital Stock included in the Transferred Securities duly endorsed in blank for transfer or accompanied by an irrevocable security transfer power of attorney duly endorsed in blank, in either case by the holder of record thereof;
(g)                 all warrants, options and rights included in the Transferred Securities, accompanied by an irrevocable security transfer power of attorney duly endorsed in blank with respect to each of such warrants, options and rights;
(h)                 such other instruments of conveyance, assignment and transfer, in form and substance reasonably satisfactory to the Company, as shall be appropriate to sell, transfer and assign to the Company, all right, title and interest in and to the Transferred Securities;
(i)                   a certificate from the Secretary or Assistant Secretary of the Acquiror, dated the Closing Date, certifying that (i) a true and complete copy of the Acquiror’s Articles of Formation as in effect on the Closing Date is attached thereto, (ii) a true and correct copy of the Acquiror’s operating agreement as in effect on the Closing Date is attached thereto, and (iii) a true and correct copy of the resolutions adopted by the Acquiror’s Managing Member authorizing the execution and performance of this Agreement and the transactions contemplated hereby is attached thereto; and
(j)                   a certificate issued by the Secretary of State or other appropriate officials of the jurisdiction of the Acquiror’s incorporation and in each jurisdiction in which the Acquiror is qualified to do business as to the good standing of the Acquiror in such jurisdiction, dated within fifteen (15) days of the Closing Date.
10.3
           Deliveries of the Company and the Parent.  On the Closing Date, the Company and the Parent shall deliver to Acquiror:
(a)                 the Lease Assignment, duly executed by Harsch Investment Properties;
(b)                 a Bill of Sale in substantially the form of Exhibit D hereto (the “BillofSale”), duly executed by the Company;
(c)                 the Assignment and Assumption Agreement, duly executed by the Company;
(d)                 such other instruments of conveyance, assignment and transfer, in form and substance reasonably satisfactory to Acquiror, as shall be appropriate to sell, transfer and assign to Acquiror, all right, title and interest in and to the Acquired Assets;
(e)                 the bring-down certificate referenced in Section 9.1(a);
(f)                  the certificate referenced in Section 9.1(b);
(g)         a certificate from the Secretary or Assistant Secretary of the Company, dated the Closing Date, certifying that (i) a true and complete copy of the Company’s certificate of incorporation as in effect on the Closing Date is attached thereto, (ii) a true and correct copy of the Company’s bylaws as in effect on the Closing Date is attached thereto, and

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(iii) ) a true and correct copy of the resolutions adopted by the Company’s Board of Directors and the Company’s stockholder authorizing the execution and performance of this Agreement and the transactions contemplated hereby is attached thereto;
(h)                 a certificate issued by the Secretary of State or other appropriate officials of the jurisdiction of the Company’s incorporation and in each jurisdiction in which the Company is qualified to do business as to the good standing of the Company in such jurisdiction, dated within fifteen (15) days of the Closing Date;
(i)                   the legal opinion of counsel to the Company and the Parent, in the form of Exhibit E hereto;
(j)                   the closing Schedule referenced in Section 2.3;
(k)                 letters offering employment to such employees of the Company as Acquiror may determine in its sole discretion, duly executed by each such employee; and
(l)                   all consents and approvals referenced on Schedule 5.3 and Schedule 5.14(c) hereof.
ARTICLE 11

11.1
           Survival of Representations and Warranties.  The representations and warranties of each Party hereunder:
(a)                 shall survive until the second anniversary of the Closing, except for the representations and warranties in Sections 5.1, 5.2, 5.3, 5.4(a), 5.5, 5.9, 5.20, 5.28, 6.1, 6.2, 6.3 and 6.6 which shall survive forever, to the extent permitted by law, or otherwise until the expiration of the statute of limitations applicable to the subject matter addressed thereunder;
(b)                 any representation or warranty that would otherwise terminate in accordance with Section 11.1(a) will continue to survive if an Indemnity Notice, a Claim Notice or other written notice of facts that can reasonably be expected to give rise to an indemnification claim under Article 12 shall have been given in good faith on or prior to the date on which such representation or warranty would have otherwise terminated, until the related claim for indemnification has been satisfied or otherwise resolved as provided in Article 12; and
(c)                 any representation or warranty contained in this Agreement made by any party or any information furnished by any party that was made by such party fraudulently or in bad faith, shall indefinitely survive the Closing.
11.2
           No Indemnity or Contribution; Waiver by Parties.  No party to this Agreement shall be entitled to make any claim for indemnity or contribution or any other similar claim (the “Claiming Party”) against any other party (“Other Party”) or any of the Other Party’s Affiliates, with respect to any Indemnifiable Losses for which the Claiming Party is liable under Article 12.  To the extent that the Claiming Party, may now or in the future have the right to assert any such claim against the Other Party or any of the Other Party’s Affiliates, the Claiming Party hereby waive any such right and hereby release and forever discharge the Other Party and the Other Party’s Affiliates from any such claim.
ARTICLE 12

12.1
           The Company and the Parent Indemnification.  From and after the Closing Date, the Parent and the Company, jointly and severally, shall indemnify and hold harmless Acquiror and any of Acquiror’s Affiliates, and each Person who controls (within the meaning of the Securities Act) Acquiror or any such Affiliate, and each of their respective directors, officers, employees, agents, successors and assigns and legal representatives, from and against all Indemnifiable Losses that may be imposed upon, incurred by or asserted against any of them resulting from, related to, or arising out of:
(a)     any misrepresentation or breach of any representation or warranty by the Company or the Parent under this Agreement or any document, instrument, certificate or other item furnished or to be furnished to Acquiror pursuant hereto or thereto or in connection with the transactions contemplated by this Agreement (ignoring for the purpose of determining the amount of any Indemnifiable Losses under this clause (a) qualifiers in any representation or warranty such as “Material Adverse Effect,” and “materiality”);
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(b)                 any breach or non-fulfillment of any covenant or agreement to be performed by the Company or the Parent under this Agreement or any document, instrument, certificate or other item furnished or to be furnished to Acquiror pursuant hereto or thereto in connection with the transactions contemplated by this Agreement;
(c)                 any Legal Proceeding or Order arising out of any of the foregoing even though such Legal Proceeding or Order may not be filed, become final, or come to light until after the Closing Date;
(d)                 all Taxes of the Company and the Parent;
(e)                 any Obligation or Liability which relates to or which arises out of or is based upon, any Environmental Law to the extent that such liability or obligation relates to or arises out of, in whole or in part, any activity occurring, condition existing, omission to act or other matter existing prior to the Closing Date; and
(f)                  any Obligation or Liability which relates to or which arises out of or is based upon any Excluded Asset or is not an Assumed Liability
12.2
           Acquiror Indemnification.  From and after the Closing Date, Acquiror shall indemnify and hold harmless the Parent and any of the Parent’s Affiliates (including the Company), and each Person who controls (within the meaning of the Securities Act) the Parent or any such Affiliate, and each of their respective directors, officers, employees, agents, successors and assigns and legal representatives, from and against all Indemnifiable Losses imposed upon, incurred by or asserted against, the Company or the Parent resulting from, related to, or arising out of:
(a)                 any misrepresentation, breach of any warranty by Acquiror or Michael Kelley under this Agreement or any document, instrument, certificate or other item furnished or to be furnished to the Company and/or the Parent pursuant hereto or thereto or in connection with the transactions contemplated by this Agreement (ignoring for the purpose of determining the amount of any Indemnifiable Losses under this clause (a) qualifiers in any representation or warranty such as “Material Adverse Effect,” and “materiality”);
(b)                 any breach or non-fulfillment of any covenant or agreement to be performed by Acquiror or Michael Kelley under this Agreement or any document, instrument, certificate or other item furnished or to be furnished to the Company and/or the Parent pursuant hereto or thereto or in connection with the transactions contemplated by this Agreement;
(c)                 any Legal Proceeding or Order arising out any of the foregoing even though such Legal Proceeding or Order may not be filed, become filed, or come to light until after the Closing Date;
(d)                 all Taxes of Acquiror or Michael Kelley;
(e)                 any Obligation or Liability which relates to or which arises out of or is based upon, any Environmental Law to the extent that such liability or obligation relates to or arises out of, in whole or in part, any activity occurring, condition existing, omission to act or other activity occurring after the Closing Date;
(f)                  any Obligation or Liability which relates to or which arises out of or is based upon any Acquired Asset or any Assumed Liability, including, without limitation, any Obligation or Liability which relates to or which arises out of or is based upon (i) the Tuscany Sale; (ii) the Cox Settlement; or (iii) the TIP Judgment.
12.3.            Payment; Procedure for Indemnification.
(a)                 In the event that a Person shall suffer an Indemnifiable Loss and seek indemnification under this Article (the “IndemnifiedParty”) he, she or it shall give written notice to (i) the Company and/or the Parent in the case of indemnity sought under Section 12.1, or (ii) Acquiror in the case of indemnity sought under Section 12.2 (the party receiving such notice, the “NoticedParty,” and the party(ies) from whom indemnification under this Article is sought, the “IndemnifyingParty”) of the amount of the Indemnifiable Loss, together with reasonably sufficient information to enable the Noticed Party to determine the accuracy and nature of the claimed Indemnifiable Loss (the “IndemnityNotice”).  The failure of any Indemnified Party to give the Noticed Party the Indemnity Notice promptly after actual notice of the Indemnifiable Loss shall not release the Indemnifying Party of liability under this Article; provided, however that the Indemnifying Party shall not be liable for Indemnifiable Losses incurred by the Indemnified Party that would not have been incurred but for the delay in the delivery of, or the failure to deliver, the Indemnity Notice.  Within 60 days after the receipt by the Noticed Party of the Indemnity Notice, the Noticed Party shall do one of the following and decide whether or not to raise any objection: (i) provide notice to the Indemnifying Party directing the Indemnifying Party to pay to the Indemnified Party an amount equal to the Indemnifiable Loss or (ii) object to such claim, in which case the Noticed Party shall give written notice to the Indemnified Party of such objection together with the reasons therefor, it being understood that the failure of the Noticed Party to so object shall preclude the Noticed Party from asserting any claim, defense or counterclaim relating to the Indemnifying Party’s failure to pay any Indemnifiable Loss that was the subject of such Notice.  The Noticed Party’s objection shall not relieve the Indemnifying Party from its obligations under this Article.
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(b)                 In the event the facts giving rise to the claim for indemnification under this Article shall involve any action or threatened claim or demand by any third party against the Indemnified Party, the Indemnified Party, within the earlier of, as applicable, 10 days after receiving a written notice of the filing of a lawsuit or 60 days after receiving notice of the existence of a claim or demand giving rise to the claim for indemnification, shall send written notice of such claim to the Noticed Party (the “ClaimNotice”).  The failure of the Indemnified Party to give the Noticed Party the Claim Notice shall not release the Indemnifying Party of liability under this Article; provided, however, that the Indemnifying Party shall not be liable for Indemnifiable Losses incurred by the Indemnified Party that would not have been incurred but for the delay in the delivery of, or the failure to deliver, the Claim Notice.  Except for claims resulting from, relating to, or arising out of any dispute with the Company’s respective customers or suppliers, the Indemnifying Party shall be entitled to defend such claim in the name of the Indemnified Party at the Indemnifying Party’s own expense and through counsel of the Indemnifying Party’s own choosing; provided, that if the applicable claim or demand is against, or if the defendants in any such Legal Proceeding shall include, both the Indemnified Party and the Indemnifying Party and the Indemnified Party reasonably concludes that there are defenses available to it that are different or additional to those available to the Indemnifying Party or if the interests of the Indemnified Party may be reasonably deemed to conflict with those of the Indemnifying Party, then the Indemnified Party shall have the right to select separate counsel and to assume and control the defense of such claim, demand or Legal Proceeding, with the reasonable fees, expenses and disbursements of such counsel to be reimbursed by the Indemnifying Party as incurred.  The Indemnifying Party shall give the Indemnified Party notice in writing within 10 days after receiving the Claim Notice from the Indemnified Party in the event of litigation, or otherwise within 30 days, of its intent to defend such claim.  In the case of any claim resulting from, relating to or arising out of any dispute with any of the Company’s respective customers or suppliers, Acquiror shall have the sole right to control the defense thereof.  Whenever the Indemnifying Party is entitled to defend any claim under this Section 12.3(b), the Indemnified Party may elect, by notice in writing to the Noticed Party, to continue to participate through its own counsel, at the Indemnified Party’s expense, but the Indemnifying Party shall have the right to control the defense of the claim or the litigation.  The Indemnified Party shall cooperate with the Indemnifying Party in the defense of any claim, demand or Legal Proceeding that the Indemnifying Party has and for which the Indemnifying Party has elected to defend pursuant to this Section 12.3(b).
(c)                 Notwithstanding any other provision contained in this Agreement, the party controlling the defense of the claim or the litigation shall not settle any such claim or litigation without the prior written consent of the Noticed Party for the other party, which consent shall not be unreasonably withheld; provided, that if the Indemnified Party is controlling the defense of the claim or the litigation and shall have, in good faith, negotiated a settlement thereof, which proposed settlement contains terms that are reasonable under the circumstances, then the Noticed Party for the Indemnifying Party shall not withhold or delay the giving of such consent.  In the event that the Indemnifying Party is controlling the defense of the claim or the litigation and shall have negotiated a settlement thereof, which proposed settlement is substantively final and unconditional as to the parties thereto (other than the consent of the Noticed Party for the Indemnified Party required under this Section 12.3(c)) and contains an unconditional release of the Indemnified Party and does not include the taking of any actions by, or the imposition of any restrictions on the part of, the Indemnified Party and the Noticed Party for the Indemnified Party shall unreasonably refuse to consent to such settlement, the liability of the Indemnifying Party under this Article, upon the ultimate disposition of such litigation or claim, shall be limited to the amount of the proposed settlement; provided, however, that in the event the proposed settlement shall require that the Indemnified Party make an admission of liability, a confession of judgment, or shall contain any other non-financial obligation which, in the reasonable judgment of the Indemnified Party, renders such settlement unacceptable, then the Indemnified Party’s failure to consent shall not give rise to the foregoing limitation of the Indemnifying Party’s liability as provided for in this Section 12.3(c), and the Indemnifying Party shall continue to be liable to the full extent of such litigation or claim.
(d)                 The party controlling the defense of the claim or the litigation shall provide to the non-controlling party a report as to the status of each claim for indemnification pursuant to this Article no less frequently than once every six months so long as such claim is outstanding.
(e)                 The non-controlling party in the defense of the claim or the litigation shall have the right to consult with the controlling party and the controlling party shall facilitate such consultation with respect to the conduct and results of the proceeding and the strategy of the controlling party for addressing the matters that are the basis of such claim.  Upon reasonable request by the non-controlling party, the controlling party shall provide the notice, copies, access and right of consultation provided for herein with respect to any claim for indemnification pursuant to this Agreement.
(f)                  Notwithstanding any indemnification or defense arrangement between the parties to this Agreement to the contrary, the parties agree to cooperate with each other in pursuing any claims against any Person who may be liable for any Losses or Liabilities which are the subject of an Indemnity Notice, and in pursuing any available claims against insurers who may have provided insurance coverage for any such Losses or Liabilities.
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12.4
           Limitations.  An Indemnifying Party’s indemnification obligations under Sections 12.1(a) or 12.2(a), as applicable, shall not arise (a) unless the aggregate amount of Indemnifiable Losses for which the Indemnifying Party is so required to indemnify exceeds $10,000, but in such event, the Indemnifying Party shall be required to indemnify the Indemnified Party for all Indemnifiable Losses, including the initial $10,000 of Indemnifiable Losses up to the aggregate amount of the Purchase Price, and (b) except for claims made within 2 years of the Closing Date.  Notwithstanding the foregoing, the limitations set forth in this Section 12.4 shall not apply to claims for indemnification based upon breaches of or inaccuracies in the representations and warranties contained in Sections 5.1, 5.2, 5.3, 5.4(a), 5.5, 5.9, 5.20, 5.28, 6.1, 6.2, 6.3 and 6.6 or claims based upon any of the information furnished by or on behalf of the Indemnifying Party fraudulently or in bad faith, but the maximum amount of Indemnifiable Losses that the Indemnifying Party shall be obligated to pay under this Article 12 shall in no event be in excess of the Purchase Price.
12.5
        Payment.
12.6
           Non-Impairment of Indemnity.  The results of Acquiror’s due diligence investigation and examination of the Company and the Parent is for Acquiror’s sole benefit, and shall not (i) impair or reduce any representation or warranty made by the Company and/or the Parent in this Agreement, (ii) relieve the Company or the Parent from its or their obligations with respect to such representations and warranties (including, without limitation, the indemnification obligations under this Article), or (iii) mitigate any of the Company’s or the Parent’s obligations to disclose all material facts to Acquiror with respect to the Company and its respective business and with respect to the Parent.
ARTICLE 13

13.1
           Further Cooperation of The Company and the Parent.  From and after the Closing Date, at Acquiror’s request from time to time, the Company and/or the Parent shall execute and deliver to Acquiror such further endorsements, assignments and instruments of transfer and conveyance and take such other actions as Acquiror reasonably requests to transfer, vest or perfect Acquiror’s rights in and to the Acquired Assets, free and clear of all Encumbrances and to consummate the transactions contemplated by this Agreement.

12.2         Further Cooperation of Acquiror and Michael Kelley.  From and after the Closing Date, at the Parent’s request from time to time, Acquiror and/or Michael Kelley shall execute and deliver to Parent such further endorsements, assignments and instruments of transfer and conveyance and take such other actions as Parent reasonably requests, including providing their respective consent for purposes of the Parent’s Information Statement,  to consummate the transactions contemplated by this Agreement.
13.2
           Maintenance of Books and Records.  For a period not to exceed 2 years after the Closing Date, Acquiror shall maintain the Books and Records maintained by the Company on or before the Closing Date and shall permit the Company and/or the Parent and their respective representatives and agents access, at Acquiror’s offices where such books and records are maintained, at the Company’s and Parent’s sole cost and expense, to such pre-Closing Books and Records (upon reasonable prior written notice by the Company and/or the Parent, as applicable, and on terms not disruptive to the business, operation or employees of Acquiror or any of Acquiror’s Affiliates) solely to the extent necessary to assist the Company and the Parent in (a) completing any tax or regulatory filings or financial statements required or appropriate to be made by the Company and/or the Parent after the Closing Date, (b) prosecuting or defending on behalf of the Company and/or the Parent any litigation controlled by the Company and/or the Parent under Section 12.3(c) of this Agreement or (c) complying with requests made of the Company and/or the Parent by any Taxing Authority or any Governmental or Regulatory Authority conducting an audit, investigation or inquiry relating to the Company’s activities during periods prior to the Closing Date.  The Company and the Parent shall, and shall cause their respective representatives and agents to, hold all information provided to them pursuant to this Section 13.2 (and any information derived therefrom) in confidence.
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13.3
           Warranty Claims.  From and after the Closing Date, in the event of any claims by customers of the Company that the Company failed to conform with applicable contractual commitments or breached any express or implied warranties on or before the Closing Date, Acquiror and the Company shall cooperate in attempting to resolve any such claims at the Company’s expense.
ARTICLE 14

14.1
           Transfer Taxes.  The Company shall be responsible for the payment of all Transfer Taxes, if any, which may be payable with respect to the sale and transfer of the Acquired Assets.  The Company shall, at its own expense, file all necessary Tax Returns and other documentation with respect to all such Transfer Taxes and, if required, by any applicable Requirement of Law, Acquiror will join in an execution of any such Tax Returns and other documentation.
ARTICLE 15

15.1
           Termination Events.  This Agreement may be terminated at any time prior to the Closing Date as follows:
(a)                 By the mutual written consent of the Company and Acquiror;
(b)                 (i)  By Acquiror if there has been a material breach of any representation or warranty set forth in this Agreement on the part of the Company and/or the Parent which is incapable of being, or is not, cured within 5 days after written notice from Acquiror to the Company and/or the Parent of such breach (or in any event prior to the date of Closing), and (ii) by the Company if there has been a material breach of any representation or warranty set forth in this Agreement on the part of Acquiror or Michael Kelley which is incapable of being, or is not, cured within 5 days after notice from the Company to Acquiror or Michael Kelley of such breach (or in any event prior to the date of Closing).
(c)                 (i) By Acquiror if there has been a material breach of any covenant or agreement set forth in this Agreement on the part of the Company and/or the Parent, which is incapable of being, or is not, cured (other than by mere disclosure of the breach) within 5 days after written notice from Acquiror to the Company and/or the Parent of such breach (or in any event prior to the date of Closing), and (ii) by the Company if there has been a material breach of any covenant or agreement set forth in this Agreement on the part of Acquiror or Michael Kelley, which is incapable of being, or is not, cured (other than by mere disclosure of the breach) within 5 days after written notice from the Company to Acquiror or Michael Kelley of such breach (or in any event prior to the date of Closing);
(d)                 (i) By Acquiror if any of the conditions specified in Section 9.1 hereof shall not have been fulfilled by the time required and shall not have been waived by Acquiror or Michael Kelley; and (ii) by the Company if any of the conditions specified in Section 9.2 hereof shall not have been fulfilled by the time required and shall not have been waived by the Company;
(e)                 By either Acquiror or the Company if the transactions contemplated by this Agreement have not been consummated on or before May 31, 2008; provided, that, Acquiror or the Company may terminate this Agreement pursuant to this subsection (e) only if Closing shall not have occurred by such date for a reason other than a failure by such party to satisfy the conditions to Closing of the other party set forth in Sections 9.1 or 9.2 hereof; and
(f)                  By Acquiror or the Company if any permanent injunction or final non-appealable order or decree of any court of competent jurisdiction and authority is in effect which would prevent the consummation of the transactions contemplated by this Agreement.
15.2
           Liabilities in Event of Termination.  In the event of any termination of this Agreement pursuant to Section 15.1, this Agreement shall terminate and there shall be no liability on the part of any party hereto except for liabilities arising from a breach of this Agreement prior to such termination; provided, however, that the obligations of the parties under Article 1, Section 8.6, this Article 15 and Article 16 shall survive such termination.
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ARTICLE 16
MISCELLANEOUS

16.1
           Notices.   All notices required to be given to any of the parties to this Agreement shall be in writing and shall be deemed to have been sufficiently given, subject to the further provisions of this Section 16.1, for all purposes when presented personally to such party or sent by certified or registered mail, return receipt requested, with proper postage prepaid, or any national overnight delivery service, with proper charges prepaid, to such party at its address set forth below:

If to the Parent or Company:	Siena Technologies, Inc. 1110 Route 55, Suite 206 Town Square LaGrangeville NY 12540 Attention: Michael Novielli Facsimile:
With a copy to:	Gersten Savage LLP 600 Lexington Avenue, 9th Floor New York, NY 10022 Attention: Peter J. Gennuso, Esq. Facsimile: (212) 980-5192
If to Acquiror or Michael Kelley:	Kelley II, LLC 5625 Arville Street, Suite E Las Vegas, Nevada 89118 Attention: J. Michael Kelley Facsimile: ________________
With a copy to:	Fox Rothschild LLP Eagleview Corporate Center 747 Constitution Drive Suite 100 P.O. Box 673 Exton, PA 19341-0673 Attention: Andrew L. Romberger, Esquire Facsimile: 610.458.7337

Such notice shall be deemed to be received when delivered if delivered personally, the next business day after the date sent if sent by a national overnight delivery service, or three (3) business days after the date mailed if mailed by certified or registered mail.  Any notice of any change in such address shall also be given in the manner set forth above.  Whenever the giving of notice is required, the giving of such notice may be waived in writing by the party entitled to receive such notice.
16.2
           No Third Party Beneficiaries.  Except as is otherwise expressly provided in this Agreement, this Agreement is not intended to, and does not, create any rights in or confer any benefits upon anyone other than the parties hereto.
16.3
           Schedules.  All schedules attached to this Agreement are incorporated by reference into this Agreement for all purposes.
16.4
           Expenses.  Acquiror, on the one hand, and the Company and the Parent, on the other hand, shall pay their own expenses incident to the preparation, negotiation and execution of this Agreement including, without limitation, all fees and costs and expenses of their respective legal counsel and advisors.
16.5
        Entire Agreement; Amendment. This Agreement and the Transaction Documents and any other documents, instruments or other writings delivered or to be delivered pursuant to this Agreement constitute the entire agreement among the parties with respect to the subject matter of this Agreement and supersede all prior agreements, understandings, and negotiations, whether written or oral, with respect to the subject matter of this Agreement.  None of the terms and provisions contained in this Agreement can be changed without a writing signed by all parties hereto.
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16.6
           Public Statements.  The Company and the Parent, on the one hand, and Acquiror, on the other, agree to consult with each other before issuing any press release or otherwise making any public statement with respect to the transactions contemplated hereby, and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by law.
16.7
           No Waiver of Rights.  No waiver of any rights of the Company and the Parent, on the one hand, or Acquiror, on the other hand, under this Agreement shall be effective unless it is in writing and executed by a duly authorized representative of the party against whom enforcement of any such waiver is sought.  No failure or delay on the part of any party in the exercise of any power or right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right.  The waiver by any party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other or subsequent breach under this Agreement.
16.8
           Section and Paragraph Titles.  The Section and paragraph titles used in this Agreement are for convenience only and are not intended to define or limit the contents or substance of any such Section or paragraph.
16.9
           Binding Effect.  This Agreement shall be binding upon and inure to the benefit of each of the parties to this Agreement and their respective heirs, personal representatives, and successors and permitted assigns.  The Company and the Parent, on the one hand, and Acquiror, and Michael Kelley on the other hand, shall not have the right to assign this Agreement without the prior written consent of Acquiror, Michael Kelley or the Company and Parent, respectively, provided, that (a) Acquiror or Michael Kelley may assign any or all of its rights and interests under this Agreement to one or more of Acquiror’s Affiliates; and (b) any or all of the rights and interests of Acquiror under this Agreement (i) may be assigned to any acquiror of substantially all of the assets of Acquiror or any of Acquiror’s Affiliates, (ii) may be assigned as a matter of law to the surviving entity in any merger, consolidation, share exchange or reorganization involving Acquiror, and (iii) may be assigned as collateral security to any lender or lenders (including any agent for any such lender or lenders) providing financing in connection with the transactions contemplated by this Agreement, or to any assignee or assignees of such lender, lenders or agent (it being understood that in any or all of the cases described in clauses (a) and (b) above Acquiror nonetheless shall remain responsible for the performance of all of its obligations under this Agreement).
16.10
        Counterparts.  This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute one and the same instrument.
16.11
        Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or such provision, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
16.12
        Waiver of Jury Trial.  EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT SUCH PARTY MAY LEGALLY AND EFFECTIVELY DO SO, TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING ARISING UNDER THIS AGREEMENT.
16.13
        Governing Law.  This Agreement shall be governed and construed as to its validity, interpretation and effect by the laws of the State of Nevada notwithstanding the choice of law rules of Nevada or any other jurisdiction.  In addition, in the case of any dispute under or in connection with this Agreement, each of the parties hereby consents to the exclusive jurisdiction and venue of the courts of the State of Nevadaor the Federal District Courts for such state, provided that such Federal court has subject matter jurisdiction over such dispute, and each of the parties hereby waives any claim such party may have at any time as to forumnonconviens with respect to such venue.  Notwithstanding anything to the contrary set forth in the preceding sentence, Acquiror shall have the right to institute any legal action against the Company and/or the Parent arising out of or relating to this Agreement in any appropriate court and in any jurisdiction where Company and/or the Parent are subject to personal jurisdiction and where venue is proper.
[signature page follows]
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IN WITNESS WHEREOF, the Company, the Parent, the Acquiror and Michael Kelley have caused this Asset Purchase Agreement to be duly executed as of the date first written above.

COMPANY:

KELLEY COMMUNICATION COMPANY, INC. BY: SIENA TECHNOLOGIES, INC., ITS PARENT

By:	/s/ Anthony DeLise
Anthony DeLise Interim Chief Executive Officer

PARENT:

SIENA TECHNOLOGIES, INC.

By:	/s/ Anthony DeLise
Anthony DeLise Interim Chief Executive Officer

ACQUIROR:

KELLEY II, LLC

By:	/s/ J. Michael Kelley
J. Michael Kelley
Sole Managing Member

/s/ J. Michael Kelley
J. Michael Kelley

EXHIBIT A

SIENA TECHNOLOGIES, INC.

FINANACIAL STATEMENTS

SIENA TECHNOLOGIES, INC.

PART I — FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS.

SIENA TECHNOLOGIES, INC.
CONSOLIDATED BALANCE SHEETS

	March 31, 2008	December 31, 2007
	(Unaudited)	(Restated)
ASSETS:
CURRENT ASSETS
Cash	$1,835	$1,835
Current Assets of Discontinued Operations (Note 6)	3,541,004	2,850,238
Prepaid Expenses	26,540	-
Total Current Assets	3,569,379	2,852,073

TOTAL ASSETS	$3,569,379	$2,852,073

LIABILITIES & STOCKHOLDERS’ DEFICIT:

CURRENT LIABILITIES
Accounts Payable and Accrued Expenses	$109,362	$124,411
Current Liabilities of Discontinued Operations (Note 6)	6,085,546	4,996,036
Current Portion of Notes Payable	3,747	9,747
Current Portion of Related Party Notes Payable (Note 5)	360,000	-
Fair Market Value of Derivative Liabilities (Note 4)	8,532	8,124
Total Current Liabilities	6,567,187	5,138,318
NONCURRENT LIABILITIES
Notes Payable	377,727	377,727
Related Party Notes Payable (Note 5)	8,422,570	8,422,570
Total Noncurrent Liabilities	8,800,297	8,800,297
TOTAL LIABILITIES	15,367,484	13,938,615
COMMITMENTS & CONTINGENCIES (Note 7)
STOCKHOLDERS’ DEFICIT:
Common Stock, $.001 par value; 100,000,000 shares authorized 42,163,691 shares issued and outstanding at March 31, 2008 and December 31, 2007, respectively	42,163	42,163
Additional Paid-in Capital	29,623,891	29,605,537
Shares to be Issued	163	163
Accumulated Deficit	(41,464,322)	(40,734,405)
Total Stockholders’ Deficit	(11,798,105)	(11,086,542)
TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$3,569,379	$2,852,073

The accompanying notes are an integral part of these consolidated financial statements.

SIENA TECHNOLOGIES, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended
	March 31,
	2008	2007 As Restated
REVENUE
Sales	$-	$-
Cost of Goods Sold	-	-

GROSS PROFIT	-	-

OPERATING EXPENSES
Investor Relations	19,935	71,692
Stock Option Expense	18,354	81,137
Other Operating Expenses	107,153	21,393

Total Operating Expenses	145,442	174,222

LOSS FROM CONTINUING OPERATIONS	(145,442)	(174,222)

OTHER INCOME AND EXPENSE
Interest Expense	(67,068)	(119,756)
Change in Fair Value of Derivatives	(408)	1,865,372

Total Other Income and Expenses	(67,476)	1,745,616

LOSS FROM DISCONTINUED OPERATIONS	(516,999)	(1,136,240)

Net Income	$(729,917)	$435,154

Basic Earnings Per Common Share	$(0.02)	$0.01

Diluted Earnings Per Common Share	$(0.02)	$0.01

Weighted Average Shares Used to Compute Basic Earnings Per Common Share	42,163,691	39,071,211

Weighted Average Shares Used to Compute Diluted Earnings Per Common Share	42,163,691	46,455,168

The accompanying notes are an integral part of these consolidated financial statements.

SIENA TECHNOLOGIES, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Three Months Ended
	March 31,
	2008	2007 As Restated
CASH USED IN OPERATING ACTIVITIES:
Net loss (income)	$(729,917)	$435,154
Adjustments to reconcile net income to net cash used in operating activities
Stock issued for services	-	30,000
Amortization of debt discount	60,000	—
Change in fair value of derivative liabilities	408	(1,865,372)
Stock option expense	18,354	81,137
Accretion of notes payable balances	-	21,973
Changes in operating assets and liabilities
Decrease (increase) in assets of discontinued operations	(690,766)	712,026
(Increase) decrease in prepaid expenses	(26,540)	-
(Decrease) increase in accounts payable	(15,049)	(636,872)
Increase (decrease) in liabilities of discontinued operations, net	1,089,510	(1,061,048)

NET CASH USED IN OPERATING ACTIVITIES	(294,000)	(2,283,002)

CASH PROVIDED BY FINANCING ACTIVITIES:
Proceeds from related party debt	300,000	—
Payments on related party debt	-	(30,000)
Net proceeds from issuance of stock	-	1,132,000
Proceeds from note payable	-	6,576
Payments of notes payable	(6,000)	(6,000)

NET CASH PROVIDED BY FINANCING ACTIVITIES	294,000	1,102,576

NET DECREASE IN CASH & CASH EQUIVALENTS	-	(1,180,426)

BEGINNING CASH & CASH EQUIVALENTS	1,835	1,211,789

ENDING CASH & CASH EQUIVALENTS	$1,835	$31,363

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest	$12,188	$15,099

Cash paid for income taxes	$—	$—

SUPPLEMENTAL DISCLOSURES OF NON-CASH TRANSACTIONS
Accrued commissions in connection with private placement	$-	$10,000

Issuance of warrants in connection with private placement	$-	$1,045,182

The accompanying notes are an integral part of these consolidated financial statements.

SIENA TECHNOLOGIES, INC.
CONSOLIDATED FOOTNOTES TO THE FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2008 AND 2007
(Unaudited)

NOTE 1 - DESCRIPTION OF BUSINESS

On October 25, 2006, Network Installation Corp. (“NIC”) changed its name to Siena Technologies, Inc. (the “Company”). The Company was incorporated on March 24, 1998 under the laws of the state of Nevada. The Company has three wholly owned subsidiaries, Kelley Communication Company, Inc. (“Kelley”), Com Services, Inc. (“COM”) and Network Installation Corporation (“Network”), all of which have been discontinued.

ACQUISITION OF KELLEY COMMUNICATION COMPANY, INC.

Pursuant to an acquisition agreement, the Company acquired 100% of the outstanding common stock of Kelley Communication Company, Inc., a Nevada corporation, on September 22, 2005, in exchange for common stock. The results of Kelley’s operations have been included in the accompanying consolidated financial statements since that date. Kelley is a Las Vegas, Nevada-based business focused on the design, project management, installation and deployment of data, voice, video, audio/visual, security and surveillance systems, entertainment and special effects, and telecom systems.

The aggregate purchase price was $10,232,101, all of which was paid by issuing 14,016,577 shares of the Company’s common stock. The value of the shares of common stock was determined based on the average market price of the Company’s common stock on the ten trading days prior to September 22, 2005. The purchase price was determined by taking into account many factors including the reputation that Kelley had amassed in its industry over the preceding 18 years, the reputation of Kelley’s founder, James Michael Kelley, having been in the business for over 40 years, Kelley’s estimate of 2005 projected revenues, and Kelley’s debt obligations at the time of closing.

The audit of Kelley as of September 22, 2005 has not been completed.  However, the Company’s preliminary financial analysis and due diligence related to the acquisition is complete. Kelley’s unaudited balance sheet as of the date of the acquisition is as follows:

Cash	$177,495
Accounts receivable	1,234,668
Inventory	965,927
Costs in excess of billings	488,370
Other assets	5,599
Fixed assets	713,220
Accumulated depreciation	(407,534)
Goodwill	11,144,216
Accounts payable	(879,995)
Notes payable	(2,297,227)
Billings in excess of earnings	(912,638)
Total	$10,232,101

At December 31, 2007, upon the completion of an impairment review of the Goodwill related to the acquisition of Kelley, management decided to write down goodwill by $7,344,216, resulting primarily from lower than expected gross margins and the continued significant cash flow challenges faced by Kelley. The Company had recorded a $3,700,000 impairment losss on the goodwill recorded for the Kelley acquisition in 2005 and therefore will no longer carry goodwill relating to Kelly as the Company is unable to support the opinion that operations and cashflow will improve at Kelly.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements include the accounts of the Company and its 100% owned subsidiaries. All significant inter-company accounts and transactions have been eliminated in consolidation. The results of each of the company’s subsidiaries have been included in Loss from Discontinued Operations in the Company’s accompanying consolidated financial statements.

These condensed interim consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”).

The interim results of operations are not necessarily indicative of the results to be expected for the fiscal year ending December 31, 2008. The Company’s financial statements contained herein are unaudited and, in the opinion of management, contain all adjustments (consisting only of normal recurring accruals) necessary for a fair presentation of financial position, results of operations and cash flows for the period presented. The Company’s accounting policies and certain other disclosures are set forth in the notes to the consolidated financial statements contained in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2007. These financial statements should be read in conjunction with the Company’s audited consolidated financial statements and notes thereto. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

USE OF ESTIMATES

The preparation of financial statements, in conformity with US GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Significant estimates made in preparing these financial statements include analysis of the value of goodwill, the fair value of derivative financial instruments such as warrants, the issuance of common stock for services, and useful lives for depreciable and amortizable assets. Actual results could differ from those estimates.

STOCK-BASED COMPENSATION

In December 2004, the FASB issued SFAS No. 123 (Revised), “Share-Based Payment” (“SFAS 123(R)”). SFAS 123(R) replaces SFAS 123 and supersedes APB 25. SFAS 123(R) is effective as of the beginning of the first interim period or annual reporting period that begins after December 15, 2005. SFAS 123(R) requires that the costs resulting from all share-based payments transactions be recognized in the financial statements. SFAS 123(R) applied to all awards granted after the required effective date and shall not apply to awards granted in periods before the required effective date, except if prior awards are modified, repurchased, or cancelled after the effective date.

The following table sets forth the Company’s stock option grants, exercise prices, stock option grants forfeited and certain vesting periods and amounts vested at March 31, 2008.

	Stock		Stock	Stock	Cliff
Date(s) of	Options	Exercise	Options	Options	Vesting
Grant	Granted	Price	Forfeited	Remaining	Period
10/20/2005	972,500	0.79	535,000	437,500	23 months
3/30/2006	1,347,500	0.42	1,192,500	155,000	33 months
6/2/2006	600,000	0.41	0	600,000	33 months
8/8/2006	192,500	0.21	80,000	112,500	33 months
9/1/2006	350,000	0.42	0	350,000	33 months
9/21/2006	750,000	0.39	750,000	0	27 months
9/25/06 to 2/1/2007	200,000	0.27 to 0.42	125,000	75,000	33 months
Balance at March 31, 2008	4,412,500		2,682,500	1,730,000

NOTE 3 - GOING CONCERN

The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America, which contemplates continuation of the Company as a going concern. However, the Company has an accumulated deficit of ($41,464,322), and is generating losses from operations. The continuing losses have adversely affected the liquidity of the Company. The Company faces continuing significant business risks, including, but not limited, to its ability to maintain vendor and supplier relationships by making timely payments when due.

In view of the matters described in the preceding paragraph, recoverability of a major portion of the recorded asset amounts shown in the accompanying balance sheet is dependent upon continued operations of the Company, which in turn is dependent upon the Company’s ability to raise additional capital, obtain financing and to succeed in its future operations. The consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern. In the past twelve months, management has taken the following steps to improve its results of operations and financial condition, which include: (i) completed the discontinuance of operations of Network and COM, (ii)  completed a second restructuring of all of the Company’s outstanding debt with more cashflow-sensitive payment terms, (iii) reduced head count (iv) raised an additional $2.36 million  in promissory note advances (v)  sold our investment in Tuscany Broadband for proceeds of approximately $775,000, reached agreement in principle on the sale of Kelley, which will include the disposition of approximately $2.5 million in net liabilities.

NOTE 4 - DERIVATIVE LIABILITIES

The fair market value of derivative liabilities consisted of the following:

	March 31, 2008	December 31, 2007
Derivative liability, warrants exchanged for common stock on March 10, 2007, initial value	$1,497,416	$1,497,416
Cumulative adjustments to record fair market value of derivative liability	(1,497,416)	(1,497,657)
Subtotal	-	5,759
Derivative liability, warrants related to private placement on November 13, 2006, initial value	729,820	729,820
Cumulative adjustments to record fair market value of derivative liability	(728,933)	(729,098)
Subtotal	887	722
Derivative liability, warrants related to private placement on January 23, 2007, initial value	1,045,182	1,045,182
Cumulative adjustment to record fair market value of derivative liability	(1,043,189)	(1,043,539)
Subtotal	1,993	1,643
Derivative liability, warrants related to Dutchess debt financing on July 17, 2007, initial value	30,000	30,000
Adjustment to record fair market value of derivative liability	(24,348)	(30,000)
Subtotal	5,652	-
Total	$8,532	$8,124

NOTE 5 - RELATED PARTY TRANSACTIONS

On July 17, 2007, the Company entered into an Agreement with Dutchess (the “July 2007 Agreement”), providing for, among other things, additional funding from Dutchess in the amount of $2,000,000 (the “Additional Financing”). The Additional Financing shall be added to the then outstanding principal amount of the Note and such Note shall be modified to reflect all appropriate increases in the Company’s monthly payments to Dutchess. Further, pursuant to the July 2007 Agreement, Dutchess shall have the right to appoint three (3) members to the Company’s Board of Directors, whose total number shall remain at five (5), and such appointments shall continue until the New Note is repaid in full; during such time that the New Note is outstanding, Dutchess may remove and replace any of its appointed members. The July 2007 Agreement further provided for certain conditions to closing, all of which have been satisfied.

Pursuant to the July 2007 Agreement, the Company and Dutchess executed an Addendum to Note, dated July 17, 2007 (the “Addendum”) modifying the Note such that the Additional Financing shall be added to the principal amount of the Note, totaling in the aggregate approximately $8,384,726 (the “New Note”). As provided in the Note, the New Note bears interest at a rate of seven percent (7%) per annum and is secured by all the assets of the Company, as evidenced by that certain Amended and Restated Security Agreement between the Company and Dutchess, dated July 17, 2007 (“Amended Security Agreement”). The New Note is due and payable on or before January 1, 2012. The Company also issued Dutchess a five year warrant to purchase 3,000,000 shares of the Company’s common stock at four cent ($0.04) per share (the “Warrant”). The Warrant provides for certain anti-dilution provisions and cashless exercise in the event that the Company does not have an effective registration statement covering the shares of common stock underlying the Warrant on or before one year from the date of issuance of the Warrant.  The Company also entered into a Negative Pledge, dated July 17, 2007 (the “Negative Pledge”), providing that the Company will not grant, any lien, charge, security interest, hypothec, mortgage or encumbrance of any nature or kind over any of the property stated in the Amended Security Agreement.

In connection with the Agreement, the Company paid Dutchess closing costs of $50,000.

The Company is obligated to make the following principal and interest payments for the years ended March 31:

2008	$840,000
2009	1,800,000
2010	2,400,000
2011	3,000,000
January 1, 2012	2,195,738
Total	$10,235,738

In the event of a default on the new promissory note, Dutchess has the right to declare the full and unpaid balance of the new note due and payable, and enforce each of its rights under the convertible debentures and warrants previously retired as of June 30, 2006, including conversion into and/or purchase of shares of the Company’s common stock.

NOTE 6 - DISCONTINUED OPERATIONS

On March 17, 2008, the Company determined it would dispose or sell the assets and liabilities associated with Kelley. The business was underperforming and consistent profits derived from the business model did not appear possible under the operating structure in place. In conjunction with this decision, the company has accrued approximately $100,000 to cover the costs of disposing of the Kelley subsidiary.

In the second quarter of 2006, the Company finalized its plans to shut down its operations at its Network and COM subsidiaries. The Company decided to close down these operations primarily because they were incurring operating losses, had low gross margins and were experiencing cash flow shortages, in addition to the fact that these businesses were not consistent with the core business of the Company’s subsidiary, Kelley. In conjunction with this decision, the Company accrued $150,000 to cover the costs of closing network and com. The net assets and liabilities of the discontinued operations at March 31, 2008 and December 31, 2007 consists of the following;

	March 31, 2008	December 31, 2007
Assets of discontinued operations
Cash	$306,788	$375,959
Accounts receivable, net	1,459,205	1,207,544
Inventory	1,522,710	903,196
Fixed assets, net	148,741	167,660
Other Assets	103,561	195,879
Total assets	$3,541,005	$2,850,238
Liabilities of discontinued operations
Accounts payable and accrued expenses	$1,840,062	$1,787,965
Notes Payable	1,978,419	1,795,171
Billings in excess of costs	2,267,065	1,412,900
Total liabilities	6,085,546	4,996,036
Net liabilities of discontinued operations	$2,544,541	$2,145,798

The Company ceased all depreciation of Kelley fixed assets as of March 17, 2008, in accordance with Financial Accounting Standards Board No.144. (“FASB 144”)

Loss from discontinued operations in the Company’s Statements of Operations consists of:

	Year Ended ended
	December 31
	2008	2007 As Restated
Sales	$1,853,011	$1,261,416
Cost of Goods sold	1,710,817	961,042
Gross Profit	142,194	300,374
Salaries	389,657	961,736
Rent	54,953	48,248
Contingency accrual	100,000	150,000
Interest expense	26,062	42,754
Other	88,521	233,876
Loss from Discontinued Operations	$(516,999)	$(1,136,240)

FOOTNOTE 7 - COMMITMENTS & CONTINGENCIES

Siena may be involved in litigation, negotiation and settlement matters that may occur in the day-to-day operations of the Company and its subsidiaries. Management is not aware of any current pending litigation.

OTHER COMMITMENTS

Kelley is obligated to pay rent amounts as follows:

For the 12 months ended March 31:

2009	$67,500

Kelley is obligated to pay $10,000 per month through December 31, 2010 related to an exclusive reseller agreement with a software company.

The Company is obligated to pay its former Chief Executive Officer and its former Chief Financial Officer the remaining balance of $39,000 as of March 31, 2008 as a result of separation agreements dated May 25, 2007.

FOOTNOTE 8 - BASIC AND DILUTED NET INCOME (LOSS) PER SHARE

Net loss per share is calculated in accordance with the Statement of Financial Accounting Standards No. 128 (SFAS No. 128), “Earnings Per Share”. Basic net loss per share is based upon the weighted average number of common shares outstanding. For all periods, all common stock equivalents were excluded from the calculation of diluted loss per common share because they were anti-dilutive, due to our net losses.

Stock options, which would have had an anti-dilutive effect on the net loss per common share once exercised, to purchase 1,730,000 and 3,685,000 shares of common stock remained outstanding as of March 31, 2008 and 2007, respectively. These stock options have various vesting periods between two and three years from the date of grant.

Warrants, which would have an anti-dilutive effect on the net loss per common share once exercised, to purchase 23,942,145 and 16,710,895 shares of common stock remained outstanding as of March 31, 2008 and 2007, respectively, at strike prices that vary from $0.01 to $0.79 and $0.01 to $0.88 per share, respectively.

Certain debts which were restructured by the Company during 2008 and 2007, remained outstanding as of December 31, 2008 and 2007, respectively.  These debts carry certain provisions allowing for the lenders, namely Dutchess, to void the restructuring transactions in the event of default by the Company.  In the event of default and the removal of the restructured terms of the debts, the debts would become convertible at the lender's option at any time, at a conversion price which would be approximately 75% of the fair market value of the Company's common stock.  The Company currently estimates the shares these debts would potentially be convertible into would be approximately 731,000,000 shares of the Company's common stock using the fair market value of the Company's common stock as of December 31, 2008.  There are other restrictions within the terms of the agreements with these lenders which might limit the amount of shares the debts were convertible into, in this scenario, but the Company cannot be sure those terms would limit a conversion into a significant number of shares of the Company's common stock.

FOOTNOTE 9 - SUBSEQUENT EVENTS

On March 17, 2008, the Board of Directors, believing it to be in the best interests of the Company and its shareholders, approved the sale of the assets (the “Asset Sale”) of the Company’s wholly owned subsidiary, Kelley Communication Company, Inc., a Nevada corporation (“Kelley Communication”) pursuant to the terms of a certain Asset Purchase Agreement by and among our Company, Kelley Communication, Mr. James Michael Kelley, and Kelley II, LLC, a newly formed Nevada limited liability company (“Kelley II”).

Mr. Kelley owns 100% of the limited liability company membership interests of Kelley II, and is its sole managing member.  Additionally, he may be deemed to be the beneficial owner of approximately 13,816,577 shares of Siena’s capital stock owned by Kelley II (the “Kelley Shares”).  He is also a former director, who served on our Board from September 22, 2005 until January 2008. Mr. Kelley transferred the Kelley Shares to Kelley II for purposes of consummating the transactions contemplated by the Asset Purchase Agreement.

On April 7, 2008, we entered into the Asset Purchase Agreement with Mr. Kelley, Kelley II and Kelley Communication, pursuant to which we have agreed to sell certain of Kelley Communication’s assets to Kelley II.  Such tangible and intangible assets of Kelley Communication, include, but are not limited to, all equipment, all rights of the Kelly Communication against vendors, all customer lists, files and related information, all inventory, all rights of the Kelly Communication under certain contracts, all permits, all intellectual property of Kelly Communication, including trademarks, service marks, trade names, domain names, web sites, phone, fax and email addresses, all rights or choses in action following the closing of the acquisition related to Kelly Communication’s business, all books and records, all computer software, hardware, data rights and documentation, all cash and cash equivalents, and all goodwill related to these assets.   A complete description of the assets sold is set forth in the Asset Purchase Agreement.

In exchange for the sale of the assets, Kelley II assumed certain liabilities of Kelley Communication, which include, but are not limited to, the liabilities, if any, relating to the Obligations and Liabilities (each as defined in the Asset Purchase Agreement) of Kelly Communication and Siena with respect to the sale of Tuscany Services, LLC, with respect to that certain Settlement Agreement dated January 31, 2008, by and between Kelly Communication, Kelley Technologies, LLC, Michael Kelley, Siena, Lisa Cox, individually and as Special Administratrix of the Estate of Stephen L. Cox, and with respect to that certain Confession of Judgment entered into by the District Court, Clark County, Nevada, dated December 1, 2008, in favor of Technology In Practice, LLC against Kelly Communication. A complete description of the liabilities assumed is set forth in the Asset Purchase Agreement.

Additionally, in exchange for the acquired assets, Kelley II assigned and transferred to Siena all of the Kelley Shares.

ITEM 2. MANAGEMENT’S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION.

The discussion and financial statements contained herein are for the three months ended March 31, 2008 and March 31, 2007. The following discussion should be read in conjunction with our financial statements and notes included herewith.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

This report contains forward-looking statements that involve risks and uncertainties. We generally use words such as “believe,” “may,” “could,” “will,” “intend,” “expect,” “anticipate,” “plan,” and similar expressions to identify forward-looking statements, including statements regarding our ability to continue to create innovative technology products, our ability to continue to generate new business based on our sales and marketing efforts, referrals and existing relationships, our financing strategy and ability to access the capital markets and other risks discussed in our Risk Factor section included in our Form 10-KSB at and for the year ended December 31, 2007. Although we believe the expectations expressed in the forward-looking statements included in this Form 10-Q are based on reasonable assumptions within the bounds of our knowledge of our business, a number of factors could cause our actual results to differ materially from those expressed in any forward-looking statements. We cannot assure you that the results or developments expected or anticipated by us will be realized or, even if substantially realized, that those results or developments will result in the expected consequences for us or affect us, our business or our operations in the way we expect. We caution readers not to place undue reliance on these forward-looking statements, which speak only as of their dates. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

THREE MONTH PERIOD ENDED MARCH 31, 2008 AS COMPARED TO THE THREE MONTH PERIOD ENDED MARCH 31, 2007, AS RESTATED

RESULTS OF OPERATIONS

SALES

Sales for the three months ended March 31, 2008 were $0 compared to $0 for the three months ended March 31, 2007. All operations at Kelley, COM and Network have been discontinued. Therefore, no revenues are presented for the three months ended March 31, 2008 and 2007. The Company had no operating entities that were continuing to generate revenues.

COST OF GOODS SOLD

Cost of goods sold for the three months ended March 31, 2008 were $0 compared to $0 for the three months ended March 31, 2007. All operations at Kelley, COM and Network have been discontinued. Therefore, no costs of goods sold are presented for the three months ended March 31, 2008 and 2007. The Company had no operating entities that were continuing to generate revenues and costs of goods sold.

GROSS PROFITS

Gross profits for the three months ended March 31, 2008 were $0 compared to $0 for the three months ended March 31, 2007. All operations at Kelley, COM and Network have been discontinued. Therefore, no costs of goods sold are presented for the three months ended March 31, 2008 and 2007. The Company had no operating entities that were continuing to generate gross profits.

OPERATING EXPENSES

Operating expenses for the three months ended March 31, 2008 amounted to $145,442 compared to $174,222 for the three months ended March 31, 2007. The decrease was primarily due to a decrease in stock option expense for the three months ended March 31, 2008 of $62,783 as compared to the three months ended March 31, 2007. The Company’s former executives held a significant number of stock options which were no longer being amortized in 2008.

OTHER INCOME (EXPENSE)

Other income for the three months ended March 31, 2008 was $(67,476) compared to $1,745,616 for the three months ended March 31, 2007. The decrease in other income is primarily due to decrease in the change in fair market value of derivatives from $1,865,372 to $(408) for the three months ended March 31, 2008.

NET INCOME

Net Income for the three months ended March 31, 2008 was $(729,917) compared to $435,154 for the three months ended March 31, 2007 due to the reasons set forth above.

BASIC AND DILUTED INCOME PER SHARE

Our basic and diluted net income per share for the three months ended March 31, 2008 and March 31, 2007 was $(0.02) and $(0.01), respectively.

LIQUIDITY AND CAPITAL RESOURCES

As of March 31, 2008, our current assets were $3,569,379 and current liabilities were $6,567,187. Cash and cash equivalents were $1,835. Our stockholders’ deficit at March 31, 2008 was ($41,464,322). We had a net usage of cash from operating activities for the three months ended March 31, 2008 and 2007 of ($294,000) and ($2,283,002), respectively. We had a net usage of cash from investing activities for the three months ended March 31, 2008 and 2007 of $0 and $0, respectively. We had net cash provided by financing activities of $294,000 and $1,102,576 for the three months ended March 31, 2008 and 2007, respectively.

Historically, we have operated from a cash flow deficit funded by outside debt and equity capital raised including funds provided by Dutchess and Preston Capital Partners, Inc. without the continued availability of external funding, we would have to materially curtail our operations and plans for expansion. Our plan to continue operations in relation to our going concern opinion is to continue to secure additional equity or debt capital although there can be no guarantee that we will be successful in our efforts.

FINANCING ACTIVITIES

On January 7, 2008, January 30, 2008 and March 20, 2008, Siena issued Dutchess promissory notes in the face amount of $126,000, $120,000 and $120,000 for gross proceeds of $105,000, $100,000 and $100,000. The promissory notes bear interest at 12% per annum and mature on March 19, 2008, July 20, 2008 and September 20, 2008.

In the event of a default on the promissory notes issued by the Company in 2008 and for those promissory notes issued in 2007, the holder has the right to declare the full and unpaid balance of the new note due and payable, and enforce each of its rights to convert the promissory notes into the Company's common stock at a discounted rate.

MATERIAL TRENDS AND UNCERTAINTIES

The Company expects to become a shell company once the divestive of Kelley is completed and has ceased operations at Kelley.Should our cash flow shortfalls continue, and should we be unsuccessful in raising capital, it will have an adverse impact on our relationships with our vendors and may impact our ability to service our clients and deliver our projects on time and on budget, which will have an adverse impact on our financial condition and results of operations. While we are actively assessing our cash flow needs and pursuing multiple avenues of financing and cash flow generation, there can be no assurance that our activities will be successful. If our fundraising efforts are not successful, it is likely that we will not be able to meet our obligations as they come due and we will then seek to scale back operations, including reductions in head count and other general and administrative expenses, which may have a detrimental impact on our ability to continue as a going concern.

Additionally, if our fundraising efforts are unsuccessful, we may default under the terms of all of our loan agreements. If we default under the terms of our loan agreements with Dutchess, James Michael Kelley or Robert Unger, the other party to such agreement has the right to reinstate the previous terms of our loans with that party prior to the debt restructuring. Therefore, if we default under the terms of our Debt Restructuring agreements with Dutchess, James Michael Kelley or Robert Unger, the 5,954,000 warrants that were cancelled will be reissued, which, if exercised could cause substantial dilution to our other shareholders. Additionally, our Loan Restructure Agreement with Dutchess and our Loan Restructure Agreement with Preston cancelled an aggregate of $7,675,000 face amount of convertible debentures that had been issued to Dutchess and Preston. If we default under the terms of these Debt Restructuring agreements, the other party to such agreement has the right to reinstate the terms of our loans with that party prior to the Debt Restructuring. Therefore, if we default under our Debt Restructuring agreements with Dutchess or Preston, the convertible debentures could be reissued, which could create substantial dilution to our shareholders.

It is our intention to continue to focus our sales and marketing efforts on our core competencies in the design and build of low voltage systems and deploy our expertise in hi-end design, build and project management for our hotel and casino customers, our high rise MDU customers as well as other commercial and residential buildings that are using “smart building technologies” similar to those that we provide. In addition, we will continue to focus our sales efforts on exploiting our exclusive rights to sell Techcierge™, a building amenity and management software and our reseller rights to sell building security hardware and software to building owners, developers and management companies. However, there can be no assurance that we will be successful in our sales efforts, nor can there be any assurance given that even if we are successful in attracting new customers, that we will be able to finance our short term capital needs or that we will be able to deliver our services with sufficient gross margins and profits.

SUBSIDIARIES

As of March 31, 2008, we had three wholly-owned subsidiaries, Kelley Communication Company, Inc., Com Services, Inc. and Network Installation Corporation, all of which have been discontinued.

EXHIBIT B

KELLY COMMUNICATION COMPANY, INC.

BALANCE SHEET

AND

PROFIT AND LOSS

KELLY COMMUNICATION COMPANY, INC.
BALANCE SHEET

March 31, 2008

Current Assets:
Cash & Cash Equivalents	$306,788
Accounts receivable	1,484,192
Allowance for bad debts	(24,987)
Inventory	896,148
Cost in Excess of Billings	626,562
Prepaid expenses	97,881
Total current assets	3,386,584

Property & Equipment:
Equipment	224,241
Furniture & Fixtures	174,352
Leasehold Improvements	69,257
Software	163,198
Vehicles	200,963
Less accumulated depreciation	(683,270)
Total property and equipment, net	148,741

Other Assets:
Patents	5,679
Total other assets	5,679

Total assets	$3,541,004

Current Liabilities:
Bank line of credit	$300,130
Accounts payable and accrued expenses	1,632,298
Billings in Excess of Costs	2,267,065
Loans Payable	13,095
Loans Payable - related parties	667,566
Accrued Settlements	37,000
Deferred revenues	10,000
Total current liabilities	4,927,154

Long term Liabilities:
Due to Siena	14,125,474
Loans Payable	997,628
Other	80,000
Total liabilities	15,203,102

Shareholders' equity / (Deficit)
Accumulated Deficit	(16,589,252)
Total Stockholder's Deficit	(16,589,252)

Total Liabilities and Equity	$3,541,004
B-1

KELLY COMMUNICATION COMPANY, INC.

PROFIT AND LOSS
For the Three Months Ended March 31, 2008

Revenue	$1,853,011
Cost of goods sold	1,710,817
Gross profit	142,194

Operating Expenses
Salaries	389,657
Professional fees	30,499
Telephone	25,715
Bad Debt Expense	6,106
Insurance	(20,015)
Consulting fees	17,596
Rent	54,953
Travel	493
Depreciation and Amortization	18,919
Other operating expenses	109,208
Total Operating Expenses	633,131

Loss from Operations	(490,937)

Other income (expense):
Interest expense	(26,062)
Total other income (expense)	(26,062)

Net loss	$(516,999)
B-2

EXHIBIT C

SIENA TECHNOLOGIES, INC.

PRO FORMA FINANACIAL INFORMATION

SIENA TECHNOLOGIES, INC.

PRO FORMA BALANCE SHEET

March 31, 2008

Current Assets:
Cash & Cash Equivalents	$1,835
Due from Kelley	14,125,474
Prepaid expenses	26,540
Total current assets	14,153,849

Total assets	$14,153,849

Current Liabilities:
Accounts payable and accrued expenses	$110,985
Payroll Taxes Payable	79,142
Loans Payable	3,747
Loans Payable - related parties	360,000
Derivative liabilities	8,532

Total current liabilities	562,406

Long term Liabilities:
Loans Payable	377,727
Loans Payable - Related Parties	8,422,570

Total liabilities	8,800,297

Shareholders' equity / (Deficit)
Common Stock, authorized 100,000,000
shares at $.001 par value, issued and
outstanding, 42,163,691	42,163
Additional Paid-in-Capital	29,623,891
Shares to be issued	163
Accumulated Deficit	(24,875,071)
Total Stockholder's Deficit	4,791,146

Total Liabilities and Equity	$14,153,849

C-1

SIENA TECHNOLOGIES, INC.

PRO FORMA PROFIT AND LOSS

For the Three Months Ended March 31, 2008

Revenue	$-
Cost of goods sold	-
Gross profit	-

Operating Expenses
Investor Relations	19,935
Stock option expense	18,354
Professional fees	71,177
Consulting fees	36,315
Other operating expenses	(339)
Total Operating Expenses	145,442

Loss from Operations	(145,442)

Other income (expense):
Interest expense	(67,068)
Fair value adjustments	(408)
Total other income (expense)	(67,476)

Net income (loss)	$(212,918)

C-2

EXHIBIT D

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
———————
FORM 10-KSB/A
———————
☒ ANNUAL REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the fiscal year ended: DECEMBER 31, 2007.
☐ TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the transition period from: _____________ to _____________
———————
SIENA TECHNOLOGIES, INC.
(Name of small business issuer in its charter)
———————

Nevada	000-25499	88-0390360
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)
5625 South Arville Street, Suite E, Las Vegas Nevada, 89118
(Address of Principal Executive Office) (Zip Code)
(702) 889-8777
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
———————

Securities registered pursuant to Section 12(b) of the Act:

Title of each class		Name of each exchange on which registered

Securities registered pursuant to Section 12(g) of the Act:

Common stock, par value $0.001 per share.
(Title of Class)
———————
Check whether the issuer (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒    No ☐
Check if there is no disclosure of delinquent filers in response to Item 405 of Regulation S-B contained in this form, and no disclosure will be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB. ☐
Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Act). Yes ☐    No ☒
State issuer’s revenues for its most recent fiscal year: $7,327,845.
State the aggregate market value of the voting and non-voting common equity held by non-affiliates computed by reference to the price at which the common equity was last sold, or the average bid and asked price of such common equity, as of April 8, 2008: $221,833 (Based on 22,183,294 shares held by non-affiliates and the closing price of our stock of $0.01 on March 20, 2008.)

State the number of shares outstanding of each of the registrant’s classes of common stock as of April 8, 2008: 42,163,691.
Documents incorporated by reference: None.

DOCUMENTS INCORPORATED BY REFERENCE

Transitional Small Business Disclosure Format (Check one): Yes ☐    No ☒

SIENA TECHNOLOGIES, INC. AND SUBSIDIARIES
TABLE OF CONTENTS

PART I
ITEM 1.
DESCRIPTION OF BUSINESS.
OVERVIEW
On October 25, 2006, Network Installation Corp. (“NIC”) changed its name to Siena Technologies, Inc. (the “Company”). The Company was incorporated on March 24, 1998 under the laws of the state of Nevada. The Company has one wholly owned subsidiary, Kelley Communication Company, Inc. (“Kelley”).
The Company currently does business through its wholly owned subsidiary, Kelley Communication Company, Inc. (“Kelley”). Kelley has two operating divisions, Kelley Technologies and Enhance Home Technology (“Enhance”). Kelley specializes in the design, development and integration of automated system networks known as “smart technologies,” primarily for the gaming, entertainment and luxury residential markets. Kelley has developed a Patent-Pending, proprietary, next-generation Race and Sports Book technology platform designed for the gaming industry. In addition, Kelley has acquired exclusive rights to sell Techcierge™, a “smart building” software management system. The rights are exclusive in Nevada, Arizona and California with regard to the Multiple Dwelling Unit (“MDU”) marketplace and the rights are exclusive on a worldwide basis with regard to the gaming and casino marketplace. In addition, Kelley has acquired non-exclusive rights to sell a “smart building” security and surveillance software and hardware system.
Kelley’s systems networks include: data, telecommunications, audio and video components, casino surveillance, security and access control systems, entertainment audio and video, special effects and multi-million dollar video conference systems. Kelley does work primarily in the Las Vegas area, but has also done projects in New Jersey, Oklahoma, Colorado, California, Texas, Arizona, Georgia, North Carolina, New York, North Dakota, South Dakota, Indiana, Illinois, Kansas, Washington, Kentucky, Louisiana, Missouri, Mississippi, Pennsylvania, and the Caribbean.
HISTORY
The Company incorporated in the State of Nevada as Color Strategies on March 24, 1998. On December 23, 1999, the Company changed its name to Infinite Technology Corporation. On April 25, 2000, it changed its name to Flexxtech Holdings, Inc. On July 10, 2003, the name was changed to Network Installation Corp. On October 25, 2006, it changed its name from Network Installation Corp. to Siena Technologies, Inc. (“Siena”).
In May 2003, the Company acquired Irvine, California-based Network Installation Corporation. Network Installation, or NIC, was established in July 1997 as a California corporation. At the time of acquisition, NIC provided products, project management, design and installation within the networking and communications sector.
On March 1, 2004, the Company acquired Del Mar Systems International, Inc., a telecommunications solutions provider. The acquisition of Del Mar allowed the Company to provide integrated telecom solutions to our customers.
In January 2005, the Company acquired COM Services, Inc. (“COM”), a privately-held California corporation. COM provided installations of cabling infrastructure for school districts, universities and colleges.
On September 22, 2005, the Company acquired Kelley Communication Company, Inc. Kelley has two operating divisions, Kelley Technologies and Enhance Home Technology. Kelley specializes in the design, development and integration of automated system networks known as “smart technologies,” primarily for the gaming, entertainment and luxury residential markets.
On November 4, 2005, the Company announced the acquisition of Spectrum Communications Cabling Services, Inc., a complete solution network service firm which provides network design, installation and maintenance of voice and data network systems. On January 6, 2006, the Company announced the rescission of our acquisition of Spectrum due to material philosophical differences between the parties regarding operations as well as future direction.
In the second quarter of 2006, the plans were finalized to discontinue operations of the NIC and COM subsidiaries. The Company decided to close down these operations primarily because they were incurring operating losses, had low gross margins and were experiencing cash flow shortages, in addition to the fact that these businesses were not consistent with the core business of our subsidiary, Kelley.

During 2007, Siena sold its ownership interest in Tuscany Services LLC for $775,000 cash, more specifically, on November 19, 2007, and April 9, 2007, the Company sold 50% interests in Tuscany Services, LLC respectively.
Divestiture of Assets of Kelley Communication Company, Inc.
On March 17, 2008, the Board of Directors, believing it to be in the best interests of the Company and its shareholders, approved the sale of the assets (the “Asset Sale”) of the Company’s wholly owned subsidiary, Kelley Communication Company, Inc., a Nevada corporation (“Kelley Communication”) pursuant to the terms of a certain Asset Purchase Agreement by and among our Company, Kelley Communication, Mr. James Michael Kelley, and Kelley II, LLC, a newly formed Nevada limited liability company (“Kelley II”).
Mr. Kelley owns 100% of the limited liability company membership interests of Kelley II, and is its sole managing member.  Additionally, he may be deemed to be the beneficial owner of approximately 13,816,577 shares of Siena’s capital stock owned by Kelley II (the “Kelley Shares”).  He is also a former director, who served on our Board from September 22, 2005 until January 2008. Mr. Kelley transferred the Kelley Shares to Kelley II for purposes of consummating the transactions contemplated by the Asset Purchase Agreement.
On April 7, 2008, we entered into the Asset Purchase Agreement with Mr. Kelley, Kelley II and Kelley Communication, pursuant to which we have agreed to sell certain of Kelley Communication’s assets to Kelley II.  Such tangible and intangible assets of Kelley Communication, include, but are not limited to, all equipment, all rights of the Kelly Communication against vendors, all customer lists, files and related information, all inventory, all rights of the Kelly Communication under certain contracts, all permits, all intellectual property of Kelly Communication, including trademarks, service marks, trade names, domain names, web sites, phone, fax and email addresses, all rights or choses in action following the closing of the acquisition related to Kelly Communication’s business, all books and records, all computer software, hardware, data rights and documentation, all cash and cash equivalents, and all goodwill related to these assets.   A complete description of the assets sold is set forth in the Asset Purchase Agreement.
In exchange for the sale of the assets, Kelley II assumed certain liabilities of Kelley Communication, which include, but are not limited to, the liabilities, if any, relating to the Obligations and Liabilities (each as defined in the Asset Purchase Agreement) of Kelly Communication and Siena with respect to the sale of Tuscany Services, LLC, with respect to that certain Settlement Agreement dated January 31, 2007, by and between Kelly Communication, Kelley Technologies, LLC, Michael Kelley, Siena, Lisa Cox, individually and as Special Administratrix of the Estate of Stephen L. Cox, and with respect to that certain Confession of Judgment entered into by the District Court, Clark County, Nevada, dated December 1, 2007, in favor of Technology In Practice, LLC against Kelly Communication. A complete description of the liabilities assumed is set forth in the Asset Purchase Agreement.
Additionally, in exchange for the acquired assets, Kelley II assigned and transferred to Siena all of the Kelley Shares.
The closing of the transaction is expected to occur on or about May 15, 2008, and is subject to the satisfaction of certain closing conditions, including but not limited to approval of the transaction by the holders of a majority of the issued and outstanding common stock of Siena. Upon effectiveness of the divestiture as contemplated by the Asset Purchase Agreement, the Company will have virtually no assets and may be deemed to be a shell company as deferred in Rule 12b-2 of the Exchange Act.
INDUSTRY OVERVIEW — GAMING
The gaming industry is a high growth industry with ownership increasingly consolidated among several large casino and hotel owners, and a large number of much smaller competitors. The industry tends to be clustered in Las Vegas, Nevada, but also has a presence in Atlantic City, New Jersey and the Caribbean, and on Indian land in many states across the U.S. Casinos, resorts and hotels in the gaming industry, more than most leisure industries, depend on flashy special effects, large video boards and advanced audio systems to compete for the attention of gamblers and consumers. Siena believes this offers a growth opportunity to sell our automated system networks known as “smart technologies.”

INDUSTRY OVERVIEW — MULTIPLE DWELLING UNITS
The Company believes there is a trend developing in the U.S. whereby Multiple Dwelling Units, or MDUs, are increasingly being built in urban areas around the country. Miami, San Diego and Las Vegas seem to be at the center of this trend. The high-rise MDUs cater to upscale residents and visitors, many of which desire “smart home” products for their condos. “Smart homes” include a level of automation that allows touch panel control for any/all of the following systems: audio, video, telephone, data, lighting, shades, HVAC, vacuum and security. Due to less and less buildable land close in to these urban centers, the trend of building upward seems likely to continue, as it did in larger cities that ran out of space earlier in their development cycles. Siena believes this increase in MDU developments will offer the company the opportunity to sell automated system networks, Techcierge™ (a proprietary “smart building” software management system), Condoplex (a proprietary “smart building” security and surveillance system) as well as “smart home” technology systems to homeowners, and Siena has begun to target this industry as a potential area of growth, however there can be no assurances that efforts will be successful.
OUR BUSINESS
Prior to our acquisition of Kelley in September 2005, the Company was located in Irvine, California, from which focused on the design, installation, and deployment of specialty communication systems for data, voice, video and telecom. The company’s technicians designed the applications required for network build-outs, structured cabling, deployment, security, training, and technical support and Wi-Fi, Voice over Internet Protocol, or VoIP, and traditional telecom products.
After the acquisition of Kelley in September 2005, Siena focused its efforts on Kelley’s primary markets, believing those markets offer the best opportunity for growth. Siena analyzed its two locations and determined it could decrease costs by consolidating operations in Las Vegas. As a result, in the fourth quarter of 2005, Siena began to migrate its business toward Kelley’s opportunities and stopped taking on new business through itssubsidiaries located in California, NIC and COM.. In March 2006, Siena moved its corporate offices from Irvine, California to Las Vegas, Nevada in order to better serve the Las Vegas market. Siena no longer has any operations in its NIC and COM subsidiaries and continues to focus its efforts on developing the Kelley subsidiary.
Recent projects include designing and installing the following systems:
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Restaurant sound and plasma displays;
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Patent-Pending Race & Sports Book technology platforms, including satellite, cable television, live horse racing, state of the art video displays with audio, voice and data;
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Spa and health club audio and video;
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Hotel guest room television, audio, telecommunications and internet, and control systems to manage them;
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Convention center and meeting room technologies, including drop down video projection, audio, voice and data networks;
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Back of the house closed circuit television and audio, voice and data;
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Hotel and casino public area audio, television voice and data services;
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Large casino surveillance and security systems;
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Access control systems;
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Corporate boardroom touch screen controlled audio, video, video conference, internet, data and telecommunications systems;
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Large casino wide data networks for slot machines, cash machines, point of sale devices and casino player tracking;
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Casino wide networked plasma displays for advertising;

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Casino parking garage and public area background music and paging systems, access control and point of sale networks;
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Main showroom audio and video systems, theatrical lighting and special effects;
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Lounge and nightclub systems, video projection, special effects, point of sale networks, theatrical lighting; and
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Security and surveillance systems and control centers.
Through year ended December 31, 2007, Siena also offered Triple Play services to condominium owners in MDU developments.
SUPPLIERS
While Siena is predominately a service company, it purchases and resells products such as networking controllers, cable, televisions, software, audio, video, surveillance and other equipment involved in the Company’s projects. Siena purchases products from various distributors, and, in some cases, directly from the manufacturer. Should any of these distributors and vendors cease operations, the business would not be materially affected because most of these products are readily available from multiple distributors locally, regionally or nationally.
OPERATIONS
After the acquisition of Kelley, the Company’s focus was switched to design, development and integration of automated system networks known as “smart technologies,” primarily for the gaming, entertainment and luxury residential markets. The Company also fabricates the servers, routers and other control equipment that run the systems design. Siena employees provide the consulting, design and project management services to customers. However, the Company does not have employees to install cable in the projects it designs, nor does the Company install equipment. Siena fabricates all racked equipment at its facility, test such equipment and then deliver the equipment to the job site. Racked equipment is equipment contained in a rack or cabinet. The racked electronics, speakers, equipment, televisions, conduit or cable on any project are installed by the general or the electrical contractor.
SALES AND MARKETING
Through its wholly owned subsidiary, Kelley, Siena focuses primarily on the gaming, entertainment and luxury residential markets. The Company believes it is uniquely positioned to serve this market with nearly two decades of service, long standing relationships with key decision-makers, proprietary technologies, and a high quality design and project management team. Additionally, the Company offers a one-stop shop for high quality, reliable, and efficient system designs, which few of its competitors can do. Siena believes we have significant growth opportunities within these industries as the industries continue to grow and develop new properties and continue to rely on improved security, audio/visual effects, and other technology advancements.
The Company generates most new business through repeat business from existing or former clients and is also contacted directly by customers who learn about the Company from its reputation in the marketplace. Siena markets services to the MDU industry because it believes this market poses a growth opportunity. In Las Vegas, these high-rises are often affiliated and in some cases attached to existing casino and hotels complexes. Since Kelley has established relationships with many of the developers, architects, and owners of MDU projects, and since the design and project management for the communication technology and
Systems networks needs of this segment are similar to that for other hi-rise buildings such as the hotel towers attached to casinos, Siena believes it can enter this market successfully. In addition, Kelley is often introduced to a new MDU opportunity by an architect or by the developer or owner directly. Kelley is then able to upsell many services to these customers, who may have initially invited Kelley to the project for its design and build expertise of the “smart building” technologies that these MDU projects need. This gives the Company a competitive advantage being that it is involved with the decision makers in the project very early on in the process, many of whom prefer to work with Kelley as a one-source solution provider for all of the “smart building” technology needs as well as the opportunity to cross sell many more offerings.

CUSTOMERS
Since the acquisition of Kelley in September 2005, Siena provides services primarily to the gaming and MDU industries. The Company typically works with developers who put the building project together, and also works with architects who oversee the primary design of the project. These individuals will subcontract out specific projects to us as part of an overall building plan.
While the majority of the Company’s projects are in Las Vegas, the Company works with customers in the gaming and luxury residential industries outside of Las Vegas including Atlantic City, New Jersey, Oklahoma, Colorado, California, Texas and the Caribbean.
During 2006, Kelley provided services to Red Rock Hotel Casino Resort and Spa (“Red Rock”), Green Valley Ranch, Santa Fe Station and Fiesta Station, all of which are owned in whole or in part by Station Casinos, Inc. and all are located in Las Vegas, Nevada. The contracts with Stations Casinos accounted for approximately $12.5 million, or approximately 67.6%, of the Company’snet revenues for the year ended December 31, 2006.
The Red Rock project was important to the Company not only for the revenues it generated but also as a platform to showcase a unique experience in developing systems for the gaming industry. As part of the Red Rock project, Kelley developed a proprietary, Patent-Pending Race and Sports Book technology platform. This platform includes three side-by-side jumbo screens that are each 18 by 32 feet. Each of the screens can be divided into ten configurations to display horse races, sporting events and Station Casinos odds. Additionally, there are 213 seats each with TV monitors. The Company believes this project set a new standard for casinos and will further establish its reputation in the industry, as evidenced by contracts and delivery on three additional Race and Sports Book technology platforms during 2006 and contracts to design two additional Race & Sports Book technology platforms in 2007.
During 2007, Kelley was contracted by Station Casinos to design two additional Race and Sports Book technology platforms for their planned construction of Aliente Station Casino and Resort and Durango Station Casino and Resort.  New construction at these two locations is scheduled during 2008. Kelley generates a substantial amount of its revenues from a relationship with Stations Casinos, Inc. If this relationship were to end, Kelley’s net revenues, cash flows and net income would likely decrease for at least the short-term.  During 2007, Kelley also provided services to the Miracle Mile mall located on the Las Vegas strip, in the approximate amount of $1.7 million as well as other larger projects in excess of $400,000 including Mira Villa, Houston Mosaic, and Palms Place.  In addition, Kelley continued its design work in a number of well recognized projects including Hard Rock remodel design, the Mirage Spa, Cosmo design, Louis Restaurant design and build, and the Sahara Hotel.
STRATEGIC ALLIANCES
Kelley has an agreement dated December 30, 2005, with Simplikate Systems to resell Techcierge™. Techcierge™ is a “smart building” management software that ties amenity, security and management functions together under one simple interface that can be accessed by any PC over the web or integrated with many types of wireless and in-wall touch panels. The Company resells this smart software as part of its integrated “smart building” technology solutions. Kelley has the worldwide distribution rights within the hotel and casino market to resell Techcierge™. Kelley was also awarded the exclusive reseller rights to Techcierge™ for the MDU market in Arizona, Nevada and California (our “Market”).
The Simplikate agreement is for a term of five years, with two automatic renewals for one year terms. The Company is required to pay $10,000 per month to Simplikate. The sales price to itscustomers is $50,000 as a one time set up fee for the software, which the Company then installs. In addition, the Company generates revenues from building management of $10.00 per unit, per month, for condominium owners who have access to the system. The Company’s costs include a one-time payment to Simplikate of $35,000 associated with the sale of the system, plus a fee of $7.00 per month, per unit for unit owners who have access to the system. Therefore, the net revenues to the Company are equal to $15,000 on the sale of the system and $3.00 per month, per unit, for owners who have access to the system. In addition, the Company is entitled  to a fee of 15% (its “Commission”) of any recurring fees Simplikate receive for Techcierge™ from sales made by any authorized reseller of Techcierge™ to developers of new communities, associations or other entities within our Market.  Currently the Company is analyzing the future level of commitment to this business given its limited resources to promote meaningful sales.

Kelley has an agreement in place with DirecTV to resell DirecTV to approximately 30 casino-based Race and Sports Books. As part of this service, we handle all billing and customer service. We receive a 10% commission from DirecTV for the services purchased.
INTELLECTUAL PROPERTY
Kelley filed for a Patent-Pending on July 19, 2005 for integrating casino race and sports book information (video and wagering information) and then displaying it to multiple movie theatre sized screens. Capable of displaying dozens of sporting events and horse races simultaneously, this technology allows casino management to immediately change video sources, as well as display them at various sized images of choice, based on the operator’s desire. In addition, this technology enables casino management to have wagering information shown anywhere on the screens. This technology was installed at Red Rock on a 100-foot-wide screen, at Green Valley Ranch, Santa Fe Station and Borgata Hotel and Casino and Kelley expects to use this technology in future projects. The Company regards this technology as an important part of its service offerings.
Additionally, the Company regards domain names, trade secrets, proprietary technologies, and similar intellectual property as important to its success, and relies on trademark, and copyright law, trade-secret protection, and confidentiality and/or license agreements with employees, customers, partners, and others to protect our proprietary rights. Kelley has licensed in the past, and expects to license in the future, certainproprietary rights, technologies or copyrighted materials, from third parties relying on those third parties to defend their proprietary rights, copyrights and technologies.
Policing unauthorized use of itsproprietary rights is inherently difficult, and the Company may not be able to determine the existence or extent of any unauthorized use. The protection of itsintellectual property may require the expenditure of significant financial and managerial resources. Moreover, the Company cannot be certain that the steps it takes to protect its intellectual property will adequately protect its rights or that others will not independently develop or otherwise acquire equivalent or superior technology or other intellectual property rights.
COMPETITION
While there are companies that provide communication technology and systems networks, the Company believes the market is very fragmented and there is no one dominant competitor. Its competitors offer some of the same services Kelley offers, but the Company is not aware of any competitors that offer the same combination of expertise, services and products that it offers to the gaming, resort and hospitality industries. Additionally, Kelley has nearly two decades of service, long standing relationships with key decision-makers, and a high-quality design and project management team. While it is possible that itscompetitors will increase their service offerings or develop expertise similar to Kelly’s, the Company believes it can compete favorably in the industry.
EMPLOYEES
As of April 6, 2008, we employ 37 full time employees, six are executives, three are in sales and marketing, six are administrative, and the bulk of the employees are either in design, fabrication/installation, or project management roles. We believe our relations with all of our employees are good.
SUBSIDIARIES
As of April 6, 2008, we have one wholly-owned subsidiary: Kelley Communication Company, Inc.
ITEM 2.
DESCRIPTION OF PROPERTY.
On June 29, 2004, The Company entered into a lease agreement with Alton Plaza Property Inc. for office space located at 15235 Alton Parkway, Suite 200, Irvine, CA with rent totalling approximately $13,475 per month and the lease had a term of 51 months. Siena terminated the lease on February 28, 2006, and forfeited approximately $26,000, which included a security deposit and one month’s rent, in order to consolidate its\ operations in Las Vegas and continue to expand itsoperations around the Kelley subsidiary.

On April 1, 2003, Kelley entered into a lease agreement with RMS Limited Partnership, for office and warehouse space located at 5625 South Arville Street, Las Vegas, Nevada. The lease term is for 66 months and ends on September 30, 2008. Siena acquired this obligation with the acquisition of Kelley. Rent expense for the years ended December 31, 2007 and 2006 amounted to approximately $173,000 and $186,000, respectively. Kelley is obligated to pay rent amounts as follows:

For the year ended:
December 31, 2008	$90,000
Kelley may extend the lease for two additional terms of three years from October 1, 2008 to September 30, 2011 and from October 1, 2011 to September 30, 2014, at a 4% annual increase in rent.
ITEM 3.
LEGAL PROCEEDINGS.
In March 2006, Lisa Cox sued Kelley, Mr. Kelley personally and the Company, claiming damages related to promises she alleges were made to her husband, prior to her husband’s death. The alleged promises made resulted from business transactions with Kelley and/or its affiliates and/or subsidiaries, prior to our acquisition of Kelley. The suit was filed in Clark County, Nevada. This suit was settled on February 26, 2007, (effective January 31, 2007) whereby the Company agreed to pay $90,000 and issue 280,000 restricted shares of common stock of the Company to Mrs. Cox. The Company paid $30,000 to Mrs. Cox at settlement and is obligated to pay her $15,000 per year for the next four years on January 31, 2008, 2009, 2010 and 2011. The Company issued 280,000 restricted shares of its common stock on February 26, 2007. The shares are restricted as follows; 100,000 shares are restricted for 12 months. The restrictions on the remaining 180,000 shares are removed in 15,000 share increments on a monthly basis during months 13 to 24 from settlement.
On April 25, 2007, the Company received a summons and were sued by Technology In Practive, LLC d/b/a Main Advantage Services to pay them certain amounts of profits Kelley may generate in the future related to contracts that the Company is currently performing on related to the One Las Vegas project. Main Advantage Services is claiming that Kelley entered into a Joint Venture with them, however, there are no signed term sheets or contracts, nor have term sheets or contracts ever been drafted. Main Advantage Services is basing its request on verbal and email communications they had with Kelley. The plaintiff claims that Kelley breached the joint venture agreement and usurped the opportunity for its own benefit, usurped the joint venture’s opportunity, made false representations with intent to defraud, detrimental reliance, breach of good faith and fair dealing, interference with plaintiff’s contract with the customer, unjust enrichment, declaratory relief to establish the joint venture and injunctive relief requiring Kelley to transfer the agreement with One Las Vegas to the joint venture. The Company filed an Answer and Affirmative Defenses on behalf of Kelley on May 24, 2007 denying all of the claims. The plaintiff filed a Request for Exemption from Arbitration and Kelley subsequently filed an opposition; however, the Company received the Order from the Arbitration Commissioner granting plaintiff’s Request to Exempt this case from Arbitration. On December 1, 2007, this issue was resolved through mediation.  Kelley has agreed to pay Main Advantage Services a total of $80,000 in 40 consecutive monthly installments of $2,000 per month.
The Company may be involved in litigation, negotiation and settlement matters that may occur in its day-to-day operations. Management does not believe the implication of this type of litigation will, including those discussed above, have a material impact on the Company’s financial statements.
ITEM 4.
SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
No matters were submitted to a vote of securityholders during the three months ended December 31, 2007 (the fourth quarter of the fiscal period covered by this report).

PART II
ITEM 5.
MARKET FOR COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND SMALL BUSINESS ISSUER PURCHASES OF EQUITY SECURITIES.
Bid and ask quotations for Siena common shares are routinely submitted by registered broker dealers who are members of the National Association of Securities Dealers on the NASD Over-the-Counter Electronic Bulletin Board. These quotations reflect inner-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions. The high and low bid information for Siena shares for each quarter for the last two years, so far as information is reported, through the quarter ended December 31, 2007, as reported by the Bloomberg Financial Network, are as follows:

Quarter Ended	High Bid	Low Bid
March 31, 2006	$0.65	$0.40
June 30, 2006	$0.65	$0.28
September 30, 2006	$0.50	$0.20
December 31, 2006	$0.45	$0.22
March 31, 2007	$0.35	$0.17
June 30, 2007	$0.18	$0.05
September 30, 2007	$0.09	$0.03
December 31, 2007	$0.09	$0.01
NUMBER OF SHAREHOLDERS
As of April 14, 2008, we had approximately 1,040 shareholders of record.
DIVIDEND POLICY
The Company has not paid any dividends since inception and presently anticipate that all earnings, if any, will be retained for development of its business. Siena does not expect to declaure dividends on the shares of its common stock in the foreseeable future. Any future dividends will be subject to the discretion of the Siena Board of Directors and will depend upon, among other things, future earnings, operating and financial condition, capital requirements, general business conditions and other pertinent facts.
Equity Compensation Plan Information
The following table gives information about Siena common stock that may be issued upon the exercise of options, warrants and rights under  existing equity compensation plans (including individual compensation arrangements) as of December 31, 2007.

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted Average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under Equity Compensation plans (excluding securities reflected in column (a)
Equity compensation plans approved by security holders	3,760,000	$.45	2,190,000
Equity compensation plans not approved by security holders	3,555,000	$.10	0
Total	7,315,000	$.28	2,190,000

ITEM 6.
MANAGEMENT’S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION.
The discussion and financial statements contained herein are for the three and twelve months ended December 31, 2007 and December 31, 2006. The following discussion should be read in conjunction with our financial statements and notes included herewith.
CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS
This report contains forward-looking statements that involve risks and uncertainties. The Company generally uses words such as “believe,” “may,” “could,” “will,” “intend,” “expect,” “anticipate,” “plan,” and similar expressions to identify forward-looking statements, including statements regarding our ability to continue to create innovative technology products, our ability to continue to generate new business based on its sales and marketing efforts, referrals and existing relationships, itsfinancing strategy and ability to access the capital markets and other risks discussed in our Risk Factor section below. Although the Company believes the expectations expressed in the forward-looking statements included in this Form 10-KSB are based on reasonable assumptions within the bounds of our knowledge of our business, a number of factors could cause its actual results to differ materially from those expressed in any forward-looking statements. The Company cannot assure that the results or developments expected or anticipated by us will be realized or, even if substantially realized, that those results or developments will result in the expected consequences for Siena or affect Siena, its business or operations in the way expected. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Company does not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in its expectations, except as required by law.
EFFECT OF DISCONTINUANCE OF NIC AND COM OPERATIONS ON PRESENTATION
Siena acquired Kelley on September 22, 2005. With the acquisition of Kelley, Siena acquired in excess of 60 contracts with over 50 customers. Subsequent to the acquisition of Kelley, management decided to relocate the business from California to Nevada and to focus on Kelley’s operation. As a result, the operations of NIC and COM were wound down and the financial results of their operations were reclassified into Loss from Discontinued Operations in the accompanying financial statements.
After the discontinuance of NIC and COM, the only operating subsidiary is Kelley. Because Siena reclassified the financial results of NIC and COM into Loss from Discontinued Operations Siena consolidated financial statements and this Management’s Discussion and Analysis or Plan of Operation only reflect the results of our operations and the results of operations of Kelley for the year ended December 31, 2006. Since Siena acquired Kelly on September 22, 2005, the financial statements for the year ended December 31, 2005 only include three months and eight days of Kelley’s operations (from September 22, 2005, the date it acquired Kelley, through December 31, 2005). The comparisons in this Management’s Discussion and Analysis or Plan of Operation should be read with these facts in mind.
DIVESTITURE OF THE ASSETS OF KELLEY COMMUNICATION
On March 17, 2008, the Board of Directors, believing it to be in the best interests of the Company and its shareholders, approved the sale of the assets (the “Asset Sale”) of the Company’s wholly owned subsidiary, Kelley Communication Company, Inc., a Nevada corporation (“Kelley Communication”) pursuant to the terms of a certain Asset Purchase Agreement by and among our Company, Kelley Communication, Mr. James Michael Kelley, and Kelley II, LLC, a newly formed Nevada limited liability company (“Kelley II”).
Mr. Kelley owns 100% of the limited liability company membership interests of Kelley II, and is its sole managing member.  Additionally, he may be deemed to be the beneficial owner of approximately 13,816,577 shares of Siena’s capital stock owned by Kelley II (the “Kelley Shares”).  He is also a former director, who served on our Board from September 22, 2005 until January 2008. Mr. Kelley transferred the Kelley Shares to Kelley II for purposes of consummating the transactions contemplated by the Asset Purchase Agreement.
On April 7, 2008, we entered into the Asset Purchase Agreement with Mr. Kelley, Kelley II and Kelley Communication, pursuant to which we have agreed to sell certain of Kelley Communication’s assets to Kelley II.

Such tangible and intangible assets of Kelley Communication, include, but are not limited to, all equipment, all rights of the Kelly Communication against vendors, all customer lists, files and related information, all inventory, all rights of the Kelly Communication under certain contracts, all permits, all intellectual property of Kelly Communication, including trademarks, service marks, trade names, domain names, web sites, phone, fax and email addresses, all rights or choses in action following the closing of the acquisition related to Kelly Communication’s business, all books and records, all computer software, hardware, data rights and documentation, all cash and cash equivalents, and all goodwill related to these assets.   A complete description of the assets sold is set forth in the Asset Purchase Agreement.
In exchange for the sale of the assets, Kelley II assumed certain liabilities of Kelley Communication, which include, but are not limited to, the liabilities, if any, relating to the Obligations and Liabilities (each as defined in the Asset Purchase Agreement) of Kelly Communication and Siena with respect to the sale of Tuscany Services, LLC, with respect to that certain Settlement Agreement dated January 31, 2007, by and between Kelly Communication, Kelley Technologies, LLC, Michael Kelley, Siena, Lisa Cox, individually and as Special Administratrix of the Estate of Stephen L. Cox, and with respect to that certain Confession of Judgment entered into by the District Court, Clark County, Nevada, dated December 1, 2007, in favor of Technology In Practice, LLC against Kelly Communication. A complete description of the liabilities assumed is set forth in the Asset Purchase Agreement.
Additionally, in exchange for the acquired assets, Kelley II assigned and transferred to Siena all of the Kelley Shares.
The closing of the transaction is expected to occur on or about May 15, 2008, and is subject to the satisfaction of certain closing conditions, including but not limited to approval of the transaction by the holders of a majority of the issued and outstanding common stock of Siena. Upon effectiveness of the divestiture as contemplated by the Asset Purchase Agreement, the Company will have virtually no assets and may be deemed to be a shell company as deferred in Rule 12b-2 of the Exchange Act.
Revenue Recognition
Revenue recognition policies are in compliance with all applicable accounting regulations, including American Institute of Certified Public Accountants (AICPA) Statement of Position (SOP) 81-1, Accounting for Performance of Construction-Type and Certain Production-Type Contracts. Revenues from design, fabrication of racked equipment, project management and delivery generated by Kelley, and installations, cabling, are recognized using the percentage-of-completion method of accounting. Accordingly, income is recognized in the ratio that costs incurred bears to estimated total costs. Adjustments to cost estimates are made periodically, and losses expected to be incurred on contracts in progress are charged to operations in the period such losses are determined. The aggregate of costs incurred and income recognized on uncompleted contracts in excess of related billings is shown as a current asset, and the aggregate of billings on uncompleted contracts in exce ss of related costs incurred and income recognized is shown as a current liability.
Generally, The Company extends credit to its customers and does not require collateral. The Company performs ongoing credit evaluations of its customers and historic credit losses have been within management’s expectations.
The Company estimates the likelihood of customer payment based principally on a customer’s credit history and our general credit experience. To the extent the estimates differ materially from actual results, the timing and amount of revenues recognized or bad debt expense recorded may be materially misstated during a reporting period.
Accounts Receivable and Allowance for Doubtful Accounts
Siena maintains allowances for doubtful accounts, when appropriate, for estimated losses resulting from the inability of its customers to make required payments. If the financial condition of Siena’s customers were to deteriorate, the actual losses may exceed estimates, and additional allowances would be required.

Goodwill
In June 2001, the FASB issued Statement of Financial Accounting Standards No. 142, or SFAS 142, Goodwill and Other Intangible Assets. As required by SFAS 142, goodwill is subject to annual impairment tests, or earlier if indicators of potential impairment exist and suggest that the carrying value of goodwill may not be recoverable from estimated discounted future cash flows. Because Siena has one reporting segment under SFAS 142, Siena utilizes the entity-wide approach to assess goodwill for impairment and compare our market value to its net book value to determine if an impairment exists. These impairment tests have resulted in management’s decision to record an impairment loss of approximately $7,344,216 as of December 31, 2007.  Siena no longer carries any goodwill on the balance sheet due to the deteriorated business operations of Kelley.
Stock Based Compensation
Siena has historically accounted for stock-based compensation using the intrinsic value method prescribed in Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees.” Compensation cost for stock options, if any, is measured as the excess of the fair value of our stock at the date of grant over the amount an employee must pay to acquire the stock. Statement of Financial Accounting Standards (“SFAS”) No. 123, “Accounting for Stock-Based Compensation,” established accounting and disclosure requirements using a fair-value-based method of accounting for stock-based employee compensation plans.
In December 2004, the FASB issued SFAS No. 123 (Revised), “Share-based Payment” (“SFAS 123(R)”). SFAS 123(R) replaces SFAS 123 and supersedes APB 25. SFAS 123(R) is effective as of the beginning of the first interim period or annual reporting period that begins after December 15, 2005. SFAS 123(R) requires that the costs resulting from all share-based payments transactions be recognized in the financial statements. SFAS 123(R) applied to all awards granted after the required effective date and shall not apply to awards granted in periods before the required effective date, except if prior awards are modified, repurchased, or cancelled after the effective date.
Going Concern
Siena audited financial statements for the fiscal year ended December 31, 2007, reflect an accumulated deficit of ($40,734,405) and a net loss of ($8,404,478). These conditions raise substantial doubt about the Company’s ability to continue as a going concern if the Company does not acquire sufficient additional funding or alternative sources of capital to meet working capital needs. Without such external funding, the Company would have to materially curtail our operations and plans for expansion.
Cash and Cash Equivalents
Siena considers all highly liquid debt instruments, purchased with an original maturity at date of purchase of three months or less, to be cash equivalents. Cash and cash equivalents are carried at cost, which approximates market value.
Property and Equipment
Property and equipment are stated at cost. Depreciation is provided using the straight-line method over the estimated useful lives of the related assets, e.g. computers (5 years), software (3 years), office furniture and equipment (3 to7 years), and tenant improvements (life of the lease-approximately 60 months).
Inventory
Inventory consists of hardware, equipment and system networking materials that are primarily to be used for existing customer projects at years end. Siena generally does not buy or keep inventory on hand for stock. Inventories are stated at the lower of cost or market. Cost is determined by the average cost method. The Company  has reviewed our inventory for obsolescence on a quarterly basis since operations began.  The Company believes the inventory is fairly valued as of December 31, 2007.

Fair Value of Financial Instruments
Financial instruments, including cash and cash equivalents, accounts receivable, accounts payable and accrued liabilities are carried at cost, which approximates their face value, due to the relatively short maturity of these instruments. As of December 31, 2007 and 2006,  notes payable have stated borrowing rates that are consistent with those currently available to us and, accordingly, the Company believes the carrying value of these debt instruments approximates their fair value.
Accounting for Impairments in Long Lived Assets
Long-lived assets and identifiable intangibles are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amounts of assets may not be recoverable. The Company periodically evaluates the carrying value and the economic useful life of our long-lived assets based on our operating performance and the expected future undiscounted cash flows and will adjust the carrying amount of assets which may not be recoverable. As of December 31, 2006, the Company reviewed its investment in Tuscany Broadband for a possible impairment of its assets.  The Company determined an impairment loss existed, and recorded an impairment loss of  $477,295 as of December 31, 2006
Use of Estimates
The preparation of financial statements, in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Significant estimates made in preparing these financial statements include estimates that are required to be made in reporting revenue recognition (specifically, related to the estimated gross margins on long term construction contracts), the provision for the uncollectible accounts receivable, analysis of the value of goodwill, the issuance of derivative financial instruments such as convertible debt, stock options and warrants, the issuance of common stock for services, the deferred tax asset valuation allowance, and useful lives for depreciable and amortizable assets. Actual results could differ from those estimates.
Basic and Diluted Net Loss Per Share
Net loss per share is calculated in accordance with the Statement of Financial Accounting Standards No. 128 (SFAS No. 128), “Earnings Per Share”. Basic net loss per share is based upon the weighted average number of common shares outstanding. For all periods, all of common stock equivalents were excluded from the calculation of diluted loss per common share because they were anti-dilutive, due to our net losses.
The significant components of common stock equivalents are our convertible debentures and warrants, which have all been retired effective June 30, 2006, and issuance of stock options.
Stock options, which would have had an anti-dilutive effect on the net loss per common share once exercised, to purchase 1,742,500 and 3,685,000 shares of common stock remained outstanding as of December 31, 2007 and 2006, respectively. These stock options have various vesting periods between two and three years from the date of grant.
Convertible debentures, which can be exercised on any date subsequent to the issuance of the convertible debentures, would have an anti-dilutive effect on the net loss per common share once and if the holders elect to exchange the convertible debentures for shares of common stock. The number of common shares which could be exchanged for a full release of the obligation to repay the principal and interest balances associated with all convertible debentures will possibly be based in part on our price per common share as quoted on the OTC bulletin board on the date of conversion. Since management cannot determine the price per common share of its common stock in the future, management does not believe it can reasonably determine the number of common shares to be issued pursuant to an exchange of its convertible debentures for common shares. Therefore, management cannot accurately determine the number of common shares which could be exchanged by the Company that are related to the convertible debentures as of December 31, 2006. Effective June 30, 2006, all convertible debentures were retired.

Warrants, which would have an anti-dilutive effect on the net loss per common share once exercised, to purchase 23,942,145 and 16,710,895 shares of common stock remained outstanding as of December 31, 2007 and 2006, respectively, at strike prices that vary from $0.01 to $0.79 and $0.01 to $0.88 per share, respectively.
Certain debts which were restructured by the Company during 2007 and 2006, remained outstanding as of December 31, 2007 and 2006, respectively.  These debts carry certain provisions allowing for the lenders, namely Dutchess, to void the restructuring transactions in the event of default by the Company.  In the event of default and the removal of the restructured terms of the debts, the debts would become convertible at the lender's option at any time, at a conversion price which would be approximately 75% of the fair market value of the Company's common stock.  The Company currently estimates the shares these debts would potentially be convertible into would be approximately 731,000,000 shares of the Company's common stock using the fair market value of the Company's common stock as of December 31, 2007.  There are other restrictions within the terms of the agreements with these lenders which might limit the amount of shares the debts were convertible into, in this scenario, but the Company cannot be sure those terms would limit a conversion into a significant number of shares of the Company's common stock.
TWELVE MONTH PERIOD ENDED DECEMBER 31, 2007 AS COMPARED TO TWELVE MONTH PERIOD ENDED DECEMBER 31, 2006.
NET REVENUES
Net revenues for the year ended December 31, 2007 were $7,327,845 compared to $18,758,496 for the year ended December 31, 2006. The decrease by approximately 61% in revenues for this year when compared to last year is due to the conclusion of Station Casino’s Red Rock project which was only partially offset by initial work on the Station Casino’s Aliente project in 2007, difficult commercial market conditions in the company’s primary market (Las Vegas, Nevada) leading to cancellations and postponements of key projects, and cash constraints leading to difficulty securing necessary product from suppliers.  Finally, given these cash constraints and the deteriorating commercial construction market in 2007, Siena’s sales effort was not expanded.
COST OF REVENUES
Cost of revenues for the year ended December 31, 2007 were $5,554,113 compared to $14,684,296 for the year ended December 31, 2006. The decrease by 62% in the cost of goods sold for this period when compared to the same period in 2006 is essentially in line with the overall reduction in the company’s revenues.
GROSS PROFITS
Gross profits for the year ended December 31, 2007 were $1,773,732 or 24% compared to $4,074,200 or 21.7% for the year ended December 31, 2006. The increase in gross margin is attributable to management’s decision in the first half of 2007 to focus on improved contract pricing, negotiated more favorable vendor terms, and enhanced efficiencies in operating procedures related to servicing and delivering on customer contracts.  However, given the downturn in the commercial construction market during the second half of 2007, as well as company cash constraint and payment difficulties, the company was unable to continue receiving the best price terms with its suppliers and therefore witnessed gross margin decline to 12% of revenues during the final quarter of the year.
OPERATING EXPENSES
Operating expenses for the year ended December 31, 2007 were $5,034,943 compared to $5,020,936 for the year ended December 31, 2006. Operations in 2007 were comparable with 2006. However, salaries increased $296,122 due to severance costs incurred upon the departure of the company’s former CEO and CFO.

OTHER INCOME (EXPENSE)
Other income (expense) for the year ended December 31, 2007 was $(5,143,267) compared to $1,268,936 for the year ended December 31, 2006. The increase in other expenses in 2007 is primarily due to impairment of goodwill related to the Kelley acquisition in 2005 in the amount of $7,344,216 for the year ended December 31, 2007, compared to $0 for the year ended December 31, 2006, gain on debt restructuring of $1,229,954 for the year ended December 31, 2007 compared to $0 for the year ended December 31, 2006.  The remainder of the change in other income is primarily due to a decrease in interest expense from $3,114,725 for the twelve months ended December 31, 2006 to $580,654 for the twelve months ended December 31, 2007, which was a result of the debt restructurings that were completed in the second and fourth quarters of 2006.  The decrease in interest expense was partially offset by gain on the change in fair value of derivative liabilities of $2,894,166 for the twelve months ended December 31, 2007, compared to $4,262,043 for the twelve months ended December 31, 2006, primarily as a result of a continued decrease in the price of our common stock, a net loss on the disposition of assets of $45,113.
NET (LOSS) INCOME
Net loss for the year ended December 31, 2007 was ($8,404,478) compared to ($589,818) for the year ended December 31, 2006. The increase in net loss is attributable to a substantial decrease in revenues and gross profits from $18,758,496 and $4,074,200, respectively, for the year ended December 31, 2006 to $7,327,845 and $1,773,732 respectively for the year ended December 31, 2007, coupled with a $264,532 increase in operating expenses and a significant increase in other expenses of $6,161,678 related predominately to goodwill impairment related to the Kelley subsidiary.
BASIC AND DILUTED LOSS PER SHARE
Our basic and diluted loss for the year ended December 31, 2007 was ($0.20) compared to ($0.01) for the year ended December 31, 2006, as restated due to an increase in our net loss, as described above, coupled with an increase in our weighted average shares outstanding to 41,599,576 for the year ended December 31, 2007 from 40,211,064 for the year ended December 31, 2006.
LIQUIDITY AND CAPITAL RESOURCES
As of December 31, 2007, our Current Assets were $2,678,734 and Current Liabilities were $4,092,467. Cash and cash equivalents were $377,794. Our total Stockholders’ Deficit at December 31, 2007 was ($11,086,542). The Company had a net usage of cash from operating activities for the years ended December 31, 2007 and 2006 of ($2,813,278) and ($1,703,781) respectively. The Company had proceeds and usage of cash from investing activities for the years ended December 31, 2007 and 2006, of $761,972 and ($1,067,853), respectively. The Company had net cash provided by financing activities of $2,421,292 and $3,330,514 for the years ended December 31, 2007 and 2006, respectively.
FINANCING ACTIVITIES
On October 24, 2007, May 29, 2007, June 19, 2007, June 25, 2007 and July 2, 2007, Siena entered into factoring and security agreements to sell, transfer and assign certain accounts receivable to Dutchess in the amounts of $275,000, $725,000, $214,000, $483,000 and $215,000, respectively. Dutchess is able to, in its sole discretion, purchase any specific account. All accounts receivable are sold with recourse. All assets including accounts receivable, inventories, equipment and promissory notes are pledged as collateral under these agreements. The difference between the face amount of each purchased account and the amount advanced on the purchased account is reserved and released after deductions for discounts and charge backs. In addition, Dutchess charged finance fees in connection with these transactions.  The Company incurred financing fees of $15,000 in connection with each of the factoring transactions with Dutchess in 2007.   As of December 31, 2007, the Company had satisfied all payments due to Dutchess as a result of these transactions.

On July 17, 2007, Siena and Kelley entered into an Agreement with Dutchess providing for additional funding from Dutchess in the amount of $2,000,000, which shall be added to the outstanding principal amount of the Note and modified to reflect all appropriate increases in the Company’s monthly payments to Dutchess.  The balance on the Note subsequent to this additional financing totaled $8,384,726, due January 1, 2012, and bears interest at a rate of seven percent (7%) per annum and is secured by all the assets of the Company.  In addition, as an incentive to enter into this transaction, Dutchess was issued a five year warrant to purchase 3,000,000 shares of the Company’s common stock at four cents ($0.04) per share. The warrant agreement provides for certain anti-dilution provisions and cashless exercise in the event that the Company does not have an effective registration statement covering the shares of common stock underlying the warrant agreement on or before one year from the date of issuance of the aforementioned warrant.  The Company also entered into a Negative Pledge, providing that the Company will not grant, any lien, charge, security interest, hypothec, mortgage or encumbrance of any nature or kind over any of the property stated in the Amended Security Agreement.  In connection with the Agreement, the Company paid Dutchess closing costs of $50,000.
On July 11, 2007, Siena issued Dutchess a promissory note in the face amount of $190,000 for gross proceeds of $180,000. The promissory note is non-interest bearing and matures on July 25, 2007.  The Company is required to repay the promissory note from the proceeds of a proposed subsequent financing with Dutchess of approximately $2 million, which was eventually completed on July 17, 2007. In connection with the promissory note, the Company incurred closing costs of $5,000.
On March 2, 2007, the Company refinanced the B of N Note and entered into a note payable agreement with Bank of Nevada in the amount of $1,090,807, carrying interest at a fixed rate of 7.5%. Principal and interest payments of $29,098 per month are payable through September 20, 2010.
On January 23, 2007, Siena issued 7,231,250 shares of common stock and issued 7,231,250 warrants to purchase our common stock at an exercise price of $.50 per share, in a private placement, generating $1,157,000 in gross proceeds. Siena paid a total of $35,000 in commissions in connection with this private placement to the licensed broker dealer, on the monies he was responsible for raising.
During the year ended December 31, 2006, Siena entered into a capital lease obligation for warehouse equipment in the approximate amount of $25,000 with a five year term and interest rate of 6.6% per annum. The Company is obligated to make principal and interest payments in the approximate amount of $6,000 per annum for the life of the lease.
Upon the acquisition of Kelley, Siena entered into a note payable agreement with Bank of Nevada (“B of N Note”) dated September 20, 2005 and carrying interest at a fixed rate of 7.50%. Principal and interest payments of $32,672 per month are payable through September 20, 2008. The balance of $0 and $640,807 remained outstanding as of December 31, 2007 and 2006, respectively.
Upon the acquisition of Kelley, the Company assumed $492,856 in various notes payable to Michael Kelley, the former sole shareholder of Kelley Communications Company.   The notes payable carried interest at a fixed rate of 5.00%. These notes payable were refinanced on October 7, 2005 with a $492,856 note payable carrying interest at 6.00% and requiring 24 monthly payments of $17,412 in principal and interest through September 2007.  The balance of $533,609 and $152,816, remained outstanding as of December 31, 2007 and 2006, respectivrely, all of which was current. The Company has defaulted on the October 7, 2005 note payable.  Michael Kelley is a significant shareholder of the Company and has waived all default terms under the October 7, 2005 note payable.  The Company currently considers the debts owed to Michael Kelley as unsecured debt carrying an interest rate of 6.00%.  Repayment terms are unscheduled.
Upon the acquisition of Kelley, Siena assumed three notes payable to banks, secured by five automobiles, which bear interest at fixed rates of 6.25% per annum on one note and 5.75% per annum on the other two notes. Monthly principal and interest payments of $1,769 are payable through March 7, 2008 and $740 through May 2009. The balance of $34,780 remained outstanding as of December 31, 2006. The balance of $8,218 and $16,300 remained outstanding as of September 30, 2007.

Effective June 30, 2006, Siena entered into an Amended and Restated Promissory Note with Robert Unger, an unaffiliated individual, which restated and replaced in their entireties, convertible debentures in the amount of $360,000 to Mr. Unger, including retiring the conversion rights of the debentures and retiring all related warrants to purchase shares of our common stock. The principal amount as amended is $317,500, and bears interests at 7% per annum. Siena is obligated to begin making payments on the promissory note in January 2007 and the promissory note is due in September 2008. Siena is obligated to make principal and interest payments in the aggregate amount of $300,000 for the 12 months ended December 31, 2007, and $588,357 for the 12 months ended December 31, 2008. On March 2, 2007, Siena entered into a Second Amended and Restated Promissory Note with Robert Unger, effective December 31, 2006, whereby Siena removed all debt service payments on the note until September 2008, at which time the note, plus all accrued interest in the total amount of $369,335 is due and payable.
 The Amended and Restated Promissory Notes also provide:
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if prior to our full payment and satisfaction of the Amended and Restated Promissory Notes, Siena borrows monies or raise capital from the sale of common stock in excess of $3,500,000 (after the payment of all financing fees and expenses), Siena is obligated to pay to Mr. Unger 20% of such excess up to the unpaid balance on the new promissory note within 10 days after receipt of such funds and if such funds are raised prior to when the Company is obligated to begin making payments, such obligation will be accelerated and will begin one month following such financing (Effective December 31, 2006, the Second Amendment and Restated Promissory Note with Robert Unger, increased this threshold to $4,000,000); and
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if at any time during which the Amended and Restated Promissory Notes remain unpaid, Siena’s earnings on a consolidated basis during any calendar year exceed $1,000,000 (before interest, taxes, depreciation and amortization, but after deducting of all principal and interest payments on outstanding debts, other than certain mandatory prepayments as discussed herein), Siena is obligated to pay to Mr. Unger 13% of the excess earnings, up to the unpaid balance of the new promissory note as a prepayment, within 10 business days of the filing of our Annual Report on Form 10-KSB.
Effective June 30, 2006, Siena entered into a Loan Restructure Agreement with Preston Capital Partners, LLC, the holder of convertible debentures in the aggregate amount of $375,000 with interest rates of 6% or 8% per annum, pursuant to which all convertible debentures were cancelled. In connection with the Loan Restructure Agreement, Siena issued Preston Capital Partners, LLC a promissory note in the principal amount of $375,000 with an interest rate of 7% per annum. Siena is obligated to make interest only payments in the amount of $2,000 per month from August 2006 through January 2008. Beginning in February 2008, the Company is obligated to make principal and interest payments in the amount of $8,000 per month until June of 2011. The new promissory note is due on July 1, 2011 with a balloon payment of $111,805 being due on that date.
In the event of a default on the new promissory note, Preston has the right to declare the full and unpaid balance of the new note due and payable, and enforce each of its rights under the aforementioned convertible debentures that have been retired, including conversion into shares of common stock.
COMMITMENTS
Operating Lease
On April 1, 2003, the Company entered into a lease agreement with RMS Limited Partnership, for office and warehouse space located at 5625 South Arville Street, Las Vegas, Nevada. The lease term is for 66 months and ends on September 30, 2008. Rent expense for the years ended December 31, 2007 and 2006 amounted to approximately $173,000 and 186,000.  Kelley is obligated to pay rent amounts as follows:

For the year ended:
December 31, 2008	$90,000
Kelley may extend the lease for two additional terms of three years from October 1, 2008 to September 30, 2011 and from October 1, 2011 to September 30, 2014, at a 4% annual increase in rent.

Reseller Agreement
The Company is obligated to pay $120,000 at $10,000 per month, for the years ended December 31, 2007, through December 31, 2010 related to an exclusive five year reseller agreement with Simplikate, a software company, dated December 30, 2005.
Payroll Tax Liability
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Payroll tax liabilities of $119,142 and $239,142 are payable as of December 31, 2007 and 2006, respectively These liabilities arose at NIC and COM during 2004 and 2003, respectively. The Company has remained current on all payroll tax liabilities since then. On July 27, 2006, the Internal Revenue Service approved a payment plan presented by us whereby the Company is obligated to pay $15,000 per month through May 2008 and $25,000 per month from May 2008 until the balance is paid in full. Interest and penalties will continue to accrue until the balance is paid in full.
Tuscany
On November 19, 2007 and on April 9, 2007, respectively, Kelley sold 50% ownership interests in Tuscany such that the sale on November 19, 2007 resulted in Kelley’s full divestiture of Tuscany.  As of November 19, 2007, Kelley had no remaining commitments under previous Tuscany investment or joint venture agreements.
On December 14, 2006, the Company entered into an exclusive contract with a financial advisor for financial advisory services, including support in efforts to sell our interests in a certain broadband services system in the residential community of Tuscany Residential Village located in Henderson, Nevada (“Tuscany”). The initial term is for six months and Siena has agreed to pay a commission of 5% with respect to any financing transaction and 4% with respect to the sale of Tuscany. Siena paid $15,000 in commissions related to the sale of its interests in Tuscany in 2007.
Litigation
In March 2006, Lisa Cox sued the Company, Kelley, Michael Kelley, personally, claiming damages related to promises she alleges were made to her husband, prior to her husband’s death. The alleged promises made resulted from business transactions with Kelley and/or its affiliates and/or subsidiaries, prior to our acquisition of Kelley. The suit was filed in Clark County, Nevada. This suit was settled on February 26, 2007, (effective January 31, 2007) whereby the company agreed to pay $90,000 to Mrs. Cox and to issue 280,000 restricted shares of common stock to her as well. Siena paid $30,000 to Mrs. Cox at settlement and the Company is obligated to pay her $15,000 per year for the next four years on January 31, 2008, 2009, 2010 and 2011. Siena issued 280,000 restricted shares of our common stock on February 26, 2007. The shares are restricted as follows: 100,000 shares are restricted for 12 months. The restrictions on the remaining 180,000 shares are removed in 15,000 share increments on a monthly basis during months 13 to 24 from settlement.
On April 25, 2007, Siena received a summons and were sued by a company to pay them certain amounts of the profits Siena may generate in the future related to our contracts that the Company is currently performing on related to the One Las Vegas project. That company is claiming that Siena entered into a Joint Venture with them, however, there are no signed term sheets or contracts, nor have term sheets or contracts ever been drafted. The plaintiff claims that Kelley breached the joint venture agreement and usurped the opportunity for its own benefit, usurped the joint venture’s opportunity, made false representations with intent to defraud, detrimental reliance, breach of good faith and fair dealing, interference with plaintiff’s contract with the customer, unjust enrichment, declaratory relief to establish the joint venture and injunctive relief requiring Kelley to transfer the agreement with One Las Vegas to the joint venture. Siena filed an Answer and Affirmative Defenses on behalf of Kelley on May 24, 2007 denying all of the claims. The plaintiff filed a Request for Exemption from Arbitration and Siena subsequently filed an opposition; however, the Company received the Order from the Arbitration Commissioner granting plaintiff’s Request to Exempt this case from Arbitration. On December 1, 2007, this issue was resolved through mediation.  Kelley has agreed to pay Main Advantage Services a total of $80,000 in 40 consecutive monthly installments of $2,000 per month.

MATERIAL TRENDS AND UNCERTAINITIES
Since the acquisition of Kelley in September 2005, Siena provides services primarily to the gaming and MDU industries. Siena typically works with developers who put the building project together. Siean also works with architects who oversee the primary design of the project. These individuals will subcontract out specific projects to us as part of an overall building plan.
While the majority of projects are in Las Vegas, Kelley works with customers in the gaming and luxury residential industries outside of Las Vegas including Atlantic City, New Jersey, Oklahoma, Colorado, California, Texas and the Caribbean.
During 2006, Kelley provided services to Red Rock Hotel Casino Resort and Spa (“Red Rock”), Green Valley Ranch, Santa Fe Station and Fiesta Station, all of which are owned in whole or in part by Station Casinos, Inc. and all are located in Las Vegas, Nevada. The contracts with Stations Casinos accounted for approximately $12.5 million, or approximately 67.6%, of our net revenues for the year ended December 31, 2006.
The Company believes the Red Rock project was important not only for the revenues it generated but also as a platform to showcase Kelley’s unique experience in developing systems for the gaming industry. As part of the Red Rock project, Kelley developed a proprietary, Patent-Pending Race and Sports Book technology platform. This platform includes three side-by-side jumbo screens that are each 18 by 32 feet. Each of the screens can be divided into ten configurations to display horse races, sporting events and Station Casinos odds. Additionally, there are 213 seats each with TV monitors. The Company believes this project set a new standard for casinos and will further establish its reputation in the industry, as evidenced by contracts and delivery on three additional Race and Sports Book technology platforms during 2006 and contracts to design two additional Race & Sports Book technology platforms in 2007.
During 2007, Kelley was contracted by Station Casinos to design two additional Race and Sports Book technology platforms for the planned construction of Aliente Station Casino and Resort and Durango Station Casino and Resort.  New construction at these two locations is scheduled during 2008. Kelley generates a substantial amount of its revenues from a relationship with Stations Casinos, Inc., which accounted for approximately 28% of 2007 revenues.  If this relationship were to end, Kelley’s net revenues, cash flows and net income would likely decrease in at least the short-term.  During 2007, Kelley also provided services to the Miracle Mile mall located on the Las Vegas strip, in the approximate amount of $1.2 million as well as other larger projects in excess of $400,000 including Friedmutter, Houston Mosaic, and Palms Casino.  In addition, Kelley continued its design work in a number of well recognized projects including Hard Rock remodel design, the Mirage Spa, Cosmo design, Louis Restaurant design and build, and the Sahara Hotel. The design contribution to 2007 revenues totaled $812,220.
RISK FACTORS
An investment in Siena common stock involves a high degree of risk. One should carefully consider the following risk factors, other information included in this prospectus and information in our periodic reports filed with the SEC. If any of the following risks actually occur, our business, financial condition or results of operations could be materially and adversely affected, and one may lose some or all of ones investment.
RISKS ABOUT OUR BUSINESS
THE COMPANY HAS A SIGNIFICANT CASH FLOW SHORTAGE.
Considering the current cash on hand, accounts receivable, accounts payable, debt service and other commitments, and the current cash usage rate, the Company expects to have sufficient cash flow to fund our operations through December 31, 2007, at which point, the Company will have to substantially reduce operations and may have to seek protection in the bankruptcy court. The Company can give you no assurances that it will be able to obtain additional financing on terms that are reasonable or at all.

INDEPENDENT ACCOUNTANTS HAVE ISSUED A GOING CONCERN OPINION.
Audited financial statements for the fiscal year ended December 31, 2007, reflect a net loss of ($8,404,478). These conditions raised substantial doubt about the Company’s ability to continue as a going concern. If Siena does not acquire sufficient additional funding or alternative sources of capital to meet working capital, Siena may have to substantially curtail our operations and growth plans.
THE COMPANY HAS SUBSTANTIAL INDEBTEDNESS WHICH MAY AFFECT OUR ABILITY TO MAINTAIN OR GROW OUR OPERATIONS.
As of December 31, 2007, Siena had $4,092,467 in current liabilities. As a result of the level of debt and the terms of the debt instruments:
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Siena’s vulnerability to adverse general economic conditions is heightened;
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Siena will be required to dedicate a substantial portion of its cash flow from operations to repayment of debt, limiting the availability of cash for other purposes;
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Siena is and will continue to be limited by financial and other restrictive covenants in our ability to borrow additional funds, consummate asset sales, enter into transactions with affiliates or conduct mergers and acquisitions;
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Siena’s flexibility in planning for, or reacting to, changes in its business and industry will be limited; and
•
Siena’s ability to obtain additional financing in the future for working capital, capital expenditures, acquisitions, general corporate purposes or other purposes may be impaired.
Siena’s ability to pay principal and interest on indebtedness and to satisfy other debt obligations will partly depend upon future operating performance, which will be affected by prevailing economic conditions and financial, business and other factors, some of which are beyond the Company’s control. If Siena is unable to service its indebtedness, it will be forced to take actions such as reducing or delaying capital expenditures, selling assets, restructuring or refinancing our indebtedness, or seeking additional equity capital. Siena may not be able to affect any of these remedies on satisfactory terms, or at all.
SIENA NEEDS ADDITIONAL CAPITAL FOR BUSINESS OPERATIONS AND MAY NOT BE ABLE TO FIND SUCH CAPITAL ON FAVORABLE TERMS.
As a result of the decrease in sales over the past four quarters, and some of the contracts entered into by Kelley prior to the acquisition that generated gross margins that were not sufficient to cover operating costs.  The Company has been and will likely to continue to experience cash flow shortages. Therefore, the Company is in need of additional capital to fund existing operations. Such financing may not be available, and/or may not be available on terms acceptable to us.
Additionally, the Company may not be able to successfully consummate additional offerings of stock or other securities in order to meet our future capital requirements. Historically, the Company has operated from a cash flow deficit funded by outside debt and equity capital raised including funds provided by Dutchess Capital Management LLC, our largest lender. Without such external funding, the Company  would have to materially curtail our operations and plans for expansion. Our plan to continue operations in relation to our going concern opinion is to continue to secure additional equity or debt capital although there can be no guarantee that the Companywill be successful in our efforts.

IF WE DEFAULT ON CERTAIN OF OUR OUTSTAINDING DEBT, OUR SHAREHOLDERS COULD EXPERIENCE SIGNIFICANT DILUTION.
In August of 2006, the Company restructured certain of our outstanding debt with Dutchess, Preston, James Michael Kelley and Robert Unger (the “Debt Restructuring”). In connection with the Debt Restructuring, the Company  entered into a Loan Restructure Agreement with Dutchess and an Amended and Restated Promissory Note with each of James Michael Kelley and Robert Unger. Effective December 31, 2006, the Company further restructured our debt with Dutchess and Robert Unger. As part of the Debt Restructuring, outstanding warrants to purchase an aggregate of 5,954,000 shares of our common stock were cancelled. If the Company defaults under the terms of our agreement with Dutchess, James Michael Kelley or Robert Unger, the other party to such agreement has the right to reinstate the previous terms of our loans with that party prior to the Debt Restructuring. Therefore, if the Company defaults under the terms of our Debt Restructuring agreements with Dutchess, James Michael Kelley or Robert Unger, the 5,954,000 warrants that were cancelled will be reissued, which, if exercised could cause substantial dilution to our other shareholders.
Additionally, our Loan Restructure Agreement with Dutchess and our Loan Restructure Agreement with Preston cancelled an aggregate of $7,675,000 face amount of convertible debentures that had been issued to Dutchess and Preston. If the Company defaults under the terms of these Debt Restructuring agreements, the other party to such agreement has the right to reinstate the terms of our loans with that party prior to the Debt Restructuring. Therefore, if the Company defaults under our Debt Restructuring agreements with Dutchess or Preston, the convertible debentures could be reissued. The convertible debentures are convertible into shares of our common stock at the lesser of (i) our 75% of our lowest closing bid price during the fifteen (15) trading days prior to the conversion date, or (ii) 100% of the average of the closing bid prices for the twenty (20) trading days prior to the conversion date.
THE COMPANY DEPENDS ON OUR KEY PERSONNEL AND IF THOSE PERSONNEL LEAVE THE COMPANY, OUR BUSINESS MAY BE HARMED.
Until the Divestiture described herein is completed, the Company is almost totally dependent upon Michael Kelley as our principal operating officer. In addition, the Company is dependent upon Robert Schiffman and H Waldman as our Senior Vice Presidents. While the Company has an employment agreement with Mssrs. Kelley, Schiffman and Waldman, it does not obligate them to remain as officers. The Company does not maintain insurance on the lives of our officers, directors or key employees; the loss of their services would have a material adverse effect on our business. The Company elects its directors each year and while the Company expects to reelect its directors currently on the Board, its directors are not obligated to continue in their positions.
Competition for talented personnel is intense, and the Company may not be able to continue to attract, train, retain or motivate other highly qualified technical and managerial personnel in the future. In addition, market conditions may require us to pay higher compensation to qualified management and technical personnel than the Company currently anticipates. Any inability to attract and retain qualified management and technical personnel in the future could have a material adverse effect on our business, prospects, financial condition, and results of operations.
OUR INDUSTRY HAS RAPIDLY CHANGING TECHNOLOGY AND, IF THE COMPANY DOES NOT STAY CURRENT, IT MAY LOSE CUSTOMERS AND ITS BUSINESS WILL BE HARMED.
The smart building and smart home technology businesses involve a broad range of rapidly changing technologies. Our technologies may not remain competitive over time, and others may develop technologies that are superior to ours which may render our products non-competitive. Our business may depend on trade secrets, know-how, continuing innovations and licensing opportunities to develop and maintain our competitive position. Others may independently develop equivalent proprietary information or otherwise gain access to or disclose our information. Our confidentiality agreements on which the Company relies may not provide meaningful protection of any trade secrets on which the Company may depend for success, or provide adequate remedies in the event of unauthorized use or disclosure of confidential information or prevent our trade secrets from otherwise becoming known to or independently discovered by our competitors.

WE MAY NOT BE ABLE TO ADEQUATELY PROTECT OUR INTELLECTUAL PROPERTY.
Policing unauthorized use of our proprietary rights is inherently difficult, and the Company may not be able to determine the existence or extent of any unauthorized use. The protection of our intellectual property may require the expenditure of significant financial and managerial resources. Moreover, the Company cannot be certain that the steps it takes to protect our intellectual property will adequately protect our rights or that others will not independently develop or otherwise acquire equivalent or superior technology or other intellectual property rights.
RISKS ABOUT OUR STOCK
SIENA GROSS MARGINS AND OPERATING RESULTS WILL FLUCTUATE SIGNIFICANTLY FOR THE FORESEEABLE FUTURE, WHICH MAY AFFECT THE STOCK PRICE.
Gross margins and quarterly results of operations have varied in the past and are likely to continue to vary significantly from quarter to quarter. Operating expenses are based on expected future revenues and are relatively fixed in the short term. If revenues and/or gross margins are lower than expected, results of operations could be adversely affected. Many factors can cause financial results to fluctuate, some of which are outside of the Company’s control. Quarter-to-quarter comparisons of gross margins and operating results may not be meaningful and you should not rely upon them as an indication of the Company’s future performance. In addition, during certain future periods gross margins and/or operating results likely will fall below the expectations of public market analysts and investors. In this event, the market price of Siena common stock likely would decline.
SIENA’S COMMON STOCK IS SUBJECT TO THE “PENNY STOCK” RULES AS PROMULGATED UNDER THE EXCHANGE ACT WHICH MAKES IT MORE DIFFICULT TO SELL STOCK IN SIENA.
Siena stock is a “penny stock” under the Securities Exchange Act of 1934, as amended. Any broker engaging in a transaction in common stock will be required to provide our customers with a risk disclosure document, disclosure of market quotations, if any, disclosure of the compensation of the broker-dealer and its sales person in the transaction, and monthly account statements showing the market values of stock held in the customer’s accounts. The bid and offer quotation and compensation information must be provided prior to effecting the transaction and must be contained on the customer’s confirmation of sale. Certain brokers are less willing to engage in transactions involving “penny stocks” as a result of the additional disclosure requirements described above, which may make it more difficult for holders of Siena common stock to sell their shares.
SIENA FINANCIAL STATEMENTS DO NOT MEET THE SEC’S REQUIREMENTS, WHICH LIMITS SIENA’S ABILITY TO HAVE AN EFFECTIVE REGISTRATION STATEMENT WITH THE SEC.
Pursuant to SEC rules and regulations, the Company was required to file audited financial statements for Kelley for the years ended December 31, 2004 and 2003 and unaudited financial statements for the six months ended June 30, 2005. Those audits of Kelley are not yet completed and, as such, the financial statements in our Form 10-KSB for the year ended December 31, 2005 are incomplete. The Company will be unable to have a registration statement declared effective with the SEC until such time as our financial statements once again comply with SEC rules and regulations. Those audits of Kelley are in progress; however, the Company is unable to say when, or if, it will ever be completed. As a result, the Company may be unable to register the shares of our common stock and holders of that stock will have to sell it pursuant to an exemption from registration under the Act, which may or may not be available.

ITEM 7.
FINANCIAL STATEMENTS.

JASPERS + HALL, PC
CERTIFIED PUBLIC ACCOUNTANTS

9175 E. Kenyon Avenue, Suite 100
Denver, CO 80237
303-796-0099
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors
Siena Technologies, Inc.
We have audited the accompanying consolidated balance sheets of Siena Technologies, Inc. and subsidiaries as of December 31, 2007 and 2006, and the related consolidated statements of operations, stockholders’ deficit, and cash flows for  the years  ended December 31, 2007 and 2006. These financial statements are the responsibility of the company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Siena Technologies, Inc. and subsidiaries as of December 31, 2007 and 2006, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2007 in conformity with accounting principles generally accepted in the United States of America.
As discussed in Note 2 to the financial statements, the company has changed its accounting policy resulting in adjustments to the Company’s accounting for convertible debentures and warrants issued to investors, as of December 31, 2006. Accordingly, the 2006 financial statements have been restated to reflect these accounting changes.
The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 3, conditions exist which raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also discussed in Note 3. The financial statements do not include any adjustments that might result from this uncertainty.
/s/ Jaspers + Hall,
PC Denver, Colorado
April 18, 2008

  ITEM 7.
FINANCIAL STATEMENTS.

SIENA TECHNOLOGIES, INC.
CONSOLIDATED BALANCE SHEETS

	December 31, 2007	December 31, 2006
ASSETS:
CURRENT ASSETS:
Cash	$377,794	$7,808
Accounts Receivable, Net of Allowance for Doubtful Accounts of $18,881 ($15,902 at 2006)	1,207,544	1,388,169
Inventories	552,820	511,817
Costs in Excess of Billings	350,377	590,484
Current Assets of Discontinued Operations (Note 10)	—	41,981
Prepaid Expenses and Other Current Assets	190,199	22,152
Total Current Assets	2,678,734	2,562,411
Fixed Assets, Net of Accumulated Depreciation of $664,351 ($641,611 at 2006) (Note 5)	167,660	250,687
OTHER ASSETS:
Goodwill (Note 2)	-	7,344,216
Patents	5,679	5,679
Assets Held for Sale (Note 4)	—	771,325
Total Other Assets	5,679	8,121,220
TOTAL ASSETS	$2,852,073	$10,934,318
LIABILITIES & STOCKHOLDERS’ DEFICIT:
CURRENT LIABILITIES
Bank Loans Payable	$294,573	$606,089
Accounts Payable and accrued expenses	1,580,016	1,937,463
Billings in Excess of Costs	1,412,900	924,963
Accrued Settlements	39,000	-
Current Liabilities of Discontinued Operations (Note 10)	194,360	391,836
Current Portion of Notes Payable (Note 8)	29,886	36,264
Current Portion of Related Party Notes Payable (Note 8)	533,609	303,303
Fair Market Value of Derivative Liabilities (Note 7)	8,124	1,827,108
Total Current Liabilities	4,092,468	6,027,026
NONCURRENT LIABILITIES
Notes Payable (Note 8)	1,324,577	1,215,797
Related Party Notes Payable (Note 8)	8,422,570	6,665,816
Litigation Settlement Obligation	99,000	—
Total NonCurrent Liabilities	9,846,147	7,881,613
TOTAL LIABILITIES	13,938,615	13,908,639
COMMITMENTS & CONTINGENCIES (Note 12)
STOCKHOLDERS’ DEFICIT:
Common Stock, $.001 par value; 100,000,000 shares authorized 42,163,691 and 34,125,937 shares issued and outstanding at December 31, 2007 and December 31, 2006, respectively	42,163	34,126
Additional Paid-in Capital	29,605,537	29,204,486
Shares to be Issued	163	116,994
Accumulated Deficit	(40,734,405)	(32,329,927)
Total Stockholders’ Deficit	(11,086,542)	(2,974,321)
TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$2,852,073	$10,934,318
The accompanying notes are an integral part of these consolidated financial statements.

SIENA TECHNOLOGIES, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS

	Year Ended
	December 31,
	2007	2006
REVENUE
Sales	$7,327,845	$18,758,496
Cost of Goods Sold	5,554,113	14,684,296

GROSS PROFIT	1,773,732	4,074,200
OPERATING EXPENSES
Investor Relations	182,482	209,157
Stock Option Expense	205,439	250,525
Salaries	2,684,844	2,388,722
Other Operating Expenses	1,962,178	2,172,532

Total Operating Expenses	5,034,943	5,020,936

LOSS FROM CONTINUING OPERATIONS	(3,261,211)	(946,736)

OTHER INCOME (EXPENSE)
Goodwill Impairment	(7,344,216)	—
Interest Expense	(580,654)	(3,114,725)
Gain on Debt Restructuring	—	1,229,954
Litigation Settlement	—	(108,900)
Impairment of Assets Held for Sale	(22,301)	(477,295)
Tuscany Services Operating Losses	(45,149)	-
Change in Fair Value of Derivatives	2,894,166	4,262,043
Loss on Disposition of Assets	(45,113)	(522,141)

Total Other Income (Expense)	(5,143,267)	1,268,936
LOSS FROM DISCONTINUED OPERATIONS	—	(912,018)

Net Loss	$(8,404,478)	$(589,818)

Basic and Diluted Loss Per Common Share	$(0.20)	$(0.01)

Weighted Average Shares Outstanding	41,599,576	40,211,064

The accompanying notes are an integral part of these consolidated financial statements.

SIENA TECHNOLOGIES, INC.
CONSOLIDATED STOCKHOLDERS’ DEFICIT

			Additional	Shares	Shares
	Common Stock		Paid-In	To Be	To Be	Accumulated
	# of Shares	Amount	Capital	Issued	Returned	Deficit	Total
Balance — December 31, 2004	23,483,873	$23,484	$7,617,181	$116,249	$—	$(9,634,545)	$(1,877,631)
To adjust opening balances related to conversion and warrant derivative liabilities prior to January 1, 2005	—	—	5,771,289	—	—	(10,582,776)	(4,811,487)

Balance as restated — January 1, 2005	23,483,873	23,484	13,388,470	116,249	—	(20,217,321)	(6,689,118)
Warrant Issuance, Executive Compensation	—	—	6,476,085	—	—	—	6,476,085
Issuance of Stock for Services	560,000	560	372,528	—	—	—	373,088
Issuance of Stock for Cash	1,460,692	1,461	941,990	—	—	—	943,451
Issuance of Stock, COM Acquisition	—	—	199,891	109	—	—	200,000
Issuance of Stock, Kelley Acquisition	14,016,577	14,016	10,218,085	—	—	—	10,232,101
Issuance of Stock, Spectrum Acquisition	18,567,639	18,568	—	—	(18,568)	—	—
Conversion of Debenture	18,939	19	64,981	—	—	—	65,000
Write off Fair Market Value of Derivative Liability on Conversion	—	—	18,719	—	—	—	18,719
Rescinding of Stock, CEO	(7,887,482)	(7,887)	7,887	—	—	—	—
Rescinding of Stock, Majority Investor	(685,517)	(686)	(529,904)	—	—	—	(530,590)
Net Loss, As Restated	—	—	—	—	—	(11,522,788)	(11,522,788)

Balance — December 31, 2005	49,534,721	49,535	31,158,732	116,358	(18,568)	(31,740,109)	(434,052)
Issuance of Stock, Del Mar Acquisition	300,000	300	139,500	—	—	—	139,800
Issuance of Stock, COM Acquisition	108,993	109	—	(109)	—	—	—
Stock Exchanged for Warrants	(2,879,645)	(2,880)	(1,494,536)	—	—	—	(1,497,416)
Stock Issued for Services	560,023	560	214,565	—	—	—	215,125
Conversion of Debentures	434,484	435	153,348	—	—	—	153,783
Write off of Fair Market Value of Derivative Liabilities at Conversion	—	—	48,991	—	—	—	48,991
Rescinding of Stock, Spectrum Acquisition	(18,567,639)	(18,568)	—	—	18,568	—	—
Debt Restructuring	—	—	(1,149,412)	—	—	—	(1,149,412)
Issuance of Stock and Warrants for Cash, Net of Costs	4,635,000	4,635	(135,847)	465			(130,747)
Litigation Settlement			18,620	280			18,900
Stock Based Compensation Expense			250,525				250,525
Net Loss	—	—	—	—	—	(589,818)	(589,818)

Balance — December 31, 2006	34,125,937	34,126	29,204,486	116,994	-	(32,329,927)	(2,974,321)
Stock Based Compensation Expense	-	-	205,439	-	-	-	205,439
Reclassification of Cancelled Share Issuances	-	-	116,248	(116,248)	-	-	-
Issuance of Stock and Warrants for Cash, Net of Costs	7,231,250	7,231	69,587	-	-	-	76,818
Stock Issued for Services	526,505	526	39,777	(303)	-	-	40,000
Issuance of Stock and Warrants for Cash, Net of Costs	-	-	(30,000)	-	-	-	(30,000)
Litigation Settlement	280,000	280	-	(280)	-	-	-
Net Loss	—	—	—	—	—	(8,404,478)	(8,404,478)

Balance — December 31, 2007	42,163,691	$42,163	$29,605,537	$163	$—	$(40,734,405)	$(11,086,542)
The accompanying notes are an integral part of these consolidated financial statements.

SIENA TECHNOLOGIES, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year Ended
	December 31,
	2007	2006
CASH USED IN OPERATING ACTIVITIES:
Net loss	$(8,404,478)	$(589,818)
Adjustments to reconcile net loss to net cash used in operating activities
Stock issued for services, debt reduction and litigation settlements	30,000	159,260
Depreciation	96,055	121,635
Amortization of debt discount	-	669,079
Amortization of stock based compensation for services	-	346,078
Fair value adjustments of derivative liabilities	(2,894,166)	(4,262,043)
Fair value of conversion and warrant derivative liabilities in excess of proceeds	-	1,836,945
Bad debt expense	133,502	-
Goodwill impairment	7,344,216	-
Impairment of assets held for sale	-	477,295
Employee stock option expense	205,439	250,525
Accretion of notes payable balances	488,656	273,995
Gain on disposal of assets	(3,675)	(6,955)
Loss on write-off of inventory	-	529,096
Gain on debt restructuring	-	(1,229,954)
Changes in operating assets and liabilities
(Increase) decrease in accounts receivable	47,123	(477,032)
Decrease (increase) in inventories	(41,003)	1,887,452
(Increase) decrease in costs in excess of billings	240,107	(357,706)
(Increase) decrease in prepaid expenses and other current assets	(126,066)	(19,854)
Decrease in security deposits	-	-
(Decrease) increase in accounts payable	(219,449)	(361,832)
(Increase) decrease in billings in excess of costs	487,937	(518,625)
Decrease in liabilities of discontinued operations, net	(197,476)	(431,322)
NET CASH USED IN OPERATING ACTIVITIES	(2,813,278)	(1,703,781)
CASH USED IN INVESTING ACTIVITIES:
Purchase of property and equipment	(13,028)	(11,447)
Cash invested in assets held for sale	-	(1,053,227)
Cash paid for patent filing costs	-	(3,179)
Proceeds from sale of Tuscany	775,000	-
NET CASH USED IN INVESTING ACTIVITIES	761,972	(1,067,853)
CASH PROVIDED BY FINANCING ACTIVITIES:
Proceeds from bank loans	1,961,205	-
Payments of bank loans	(2,183,250)	(629,002)
Proceeds from officer advances	471,740	-
Payments on officer advances	(241,433)	-
Net proceeds from issuance of stock	1,132,000	599,073
Payments on related party notes payable	(921,902)	(205,837)
Payments of long-term debt	(60,701)	-
Proceeds from factor	1,912,000	4,560,000
Payments to factor	(1,912,000)	(4,560,000)
Proceeds from convertible debt, related party	-	2,803,712
Proceeds from long-term borrowing	2,196,000	-
Proceeds from note payable	67,633	(204,441)
NET CASH PROVIDED BY FINANCING ACTIVITIES	2,421,292	2,363,505
NET (DECREASE) INCREASE IN CASH & CASH EQUIVALENTS	369,986	(408,129)
BEGINNING CASH & CASH EQUIVALENTS	7,808	415,937
LESS CASH & CASH EQUIVALENTS OF DISCONTINUED OPERATIONS	-	-
ENDING CASH & CASH EQUIVALENTS	$377,794	$7,808
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest	$221,698	$292,049
Cash paid for income taxes	$-	$-
The accompanying notes are an integral part of these consolidated financial statements.

SIENA TECHNOLOGIES, INC.
Notes to Consolidated Financial Statements
NOTE 1 - DESCRIPTION OF BUSINESS
OVERVIEW
On October 25, 2006, Network Installation Corp. (“NIC”) changed its name to Siena Technologies, Inc. (the “Company”). The Company was incorporated on March 24, 1998 under the laws of the state of Nevada. The Company has one wholly owned subsidiary, Kelley Communication Company, Inc. (“Kelley”).
The Company currently does business through its wholly owned subsidiary, Kelley. Kelley has two operating divisions, Kelley Technologies and Enhance Home Technology (“Enhance”). Kelley specializes in the design, development and integration of automated system networks known as “smart technologies,” primarily for the gaming, entertainment and luxury residential markets. Kelley has developed a Patent-Pending, proprietary, next-generation Race and Sports Book technology platform designed for the gaming industry. In addition, Kelley has acquired exclusive rights to sell Techcierge™, a “smart building” software management system. The rights are exclusive in Nevada, Arizona and California with regard to the Multiple Dwelling Unit (“MDU”) marketplace and the rights are exclusive on a worldwide basis with regard to the gaming and casino marketplace. In addition, Kelley has acquired non-exclusive rights to sell a “ smart building” security and surveillance software and hardware system.
Kelley’s systems networks include: data, telecommunications, audio and video components, casino surveillance, security and access control systems, entertainment audio and video, special effects and multi-million dollar video conference systems. Kelley does work primarily in the Las Vegas area, but has also done projects in New Jersey, Oklahoma, Colorado, California, Texas, Arizona, Georgia, North Carolina, New York, North Dakota, South Dakota, Indiana, Illinois, Kansas, Washington, Kentucky, Louisiana, Missouri, Mississippi, Pennsylvania, and the Caribbean.
ACQUISITION OF KELLEY COMMUNICATION COMPANY, INC. (d/b/a Kelley Technologies)
Pursuant to an acquisition agreement, the Company acquired 100% of the outstanding common stock of Kelley Communication Company, Inc., a Nevada corporation, on September 22, 2005, in exchange for common stock. The results of Kelley’s operations have been included in the accompanying consolidated financial statements since that date. Kelley is a Las Vegas, Nevada-based business focused on the design, project management, installation and deployment of data, voice, video, audio/visual, security and surveillance systems, entertainment and special effects, and telecom systems.
The aggregate purchase price was $10,232,101, all of which was paid by issuing 14,016,577 shares of the Company’s common stock. The value of the shares of common stock was determined based on the average market price of the Company’s common stock on the ten trading days prior to September 22, 2005. The purchase price was determined by taking into account many factors including the reputation that Kelley had amassed in its industry over the preceding 18 years, the reputation of Kelley’s founder, James Michael Kelley, having been in the business for over 40 years, Kelley’s estimate of 2005 projected revenues, and Kelley’s debt obligations at the time of closing.

The audit of Kelley as of September 22, 2005 has not been completed.  However, the Company’s preliminary financial analysis and due diligence related to the acquisition is complete. Kelley’s unaudited balance sheet as of the date of the acquisition is as follows:

Cash	$177,495
Accounts receivable	1,234,668
Inventory	965,927
Costs in excess of billings	488,370
Other assets	5,599
Fixed assets	713,220
Accumulated depreciation	(407,534)
Goodwill	11,144,216
Accounts payable	(879,995)
Notes payable	(2,297,227)
Billings in excess of earnings	(912,638)
Total	$10,232,101
At December 31, 2007, upon the completion of an impairment review of the Goodwill related to the acquisition of Kelley, management decided to write down goodwill by $7,344,216, resulting primarily from lower than expected gross margins and the continued significant cash flow challenges faced by Kelley. The Company had recorded a $3,700,000 impairment losss on the goodwill recorded for the Kelley acquisition in 2005 and therefore will no longer carry goodwill relating to Kelly as the Company is unable to support the opinion that operations and cashflow will improve at Kelly.
NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES PRINCIPLES OF CONSOLIDATION
The accompanying consolidated financial statements include the accounts of the Company and its 100% owned subsidiary, Kelley. All significant inter-company accounts and transactions have been eliminated in consolidation. The results of Network and COM, both of which are former subsidiaries of the Company have been included in Loss from Discontinued Operations in the Company’s accompanying consolidated financial statements.
CASH & CASH EQUIVALENTS
The Company considers all highly liquid debt instruments, purchased with an original maturity at the date of purchase of three months or less, to be cash equivalents. Cash and cash equivalents are carried at cost, which approximates market value.
PROPERTY & EQUIPMENT
Property and equipment are stated at cost. Depreciation is provided using the straight-line method over the estimated useful lives of the related assets, e.g. computers (5 years), software (3 years), office furniture and equipment (3 to 7 years), and tenant improvements (life of the lease-approximately 60 months).
ACCOUNTS RECEIVABLE
The Company maintains an allowance for doubtful accounts for estimated losses that may arise if any of its customers are unable to make required payments. Management specifically analyzes the age of customer balances, historical bad debt experience, customer credit-worthiness and changes in customer payment terms when making estimates of the uncollectibility of the Company’s trade accounts receivable balances. If the Company determines that the financial conditions of any of its customers have deteriorated, whether due to customer specific or general economic issues, increase in the allowance may be made. Accounts receivable are written off when all collection attempts have failed.

INVENTORY
Inventory consists of hardware, equipment and system networking materials that are primarily to be used for existing customer projects at quarter end. The Company does not buy or keep inventory on hand for stock. Inventories are stated at the lower of cost or market. Cost is determined by the average cost method at Kelley. The Company has reviewed its inventory for obsolescence on a quarterly basis since operations began and does not believe any obsolescence existed as of December 31, 2007.
FAIR VALUE OF FINANCIAL INSTRUMENTS
The Company’s financial instruments, including cash and cash equivalents, accounts receivable, accounts payable and accrued liabilities are carried at cost, which approximates their face value, due to the relatively short maturity of these instruments. As of December 31, 2007 and December 31, 2006, the Company’s notes payable have stated borrowing rates that are consistent with those currently available to the Company and, accordingly, the Company believes the carrying value of these debt instruments approximates their fair value.
GOODWILL
Under SFAS No. 142. “Goodwill and other Intangible Assets,” all goodwill amortization ceased effective January 1, 2002. Rather, goodwill is now subject only to impairment reviews. A fair-value based test is applied at the reporting level. This test requires various judgments and estimates. A goodwill impairment loss will be recorded for any goodwill that is determined to be impaired. Goodwill is tested for impairment at least annually.
ACCOUNTING FOR IMPAIRMENTS IN LONG-LIVED ASSETS
Long-lived assets and identifiable intangibles are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amounts of assets may not be recoverable. Management periodically evaluates the carrying value and the economic useful life of its long-lived assets based on the Company’s operating performance and the expected future undiscounted cash flows and will adjust the carrying amount of assets which may not be recoverable.
USE OF ESTIMATES
The preparation of financial statements, in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Significant estimates made in preparing these financial statements include revenue recognition (specifically, related to the estimated gross margins on long term construction contracts), the provision for the uncollectible accounts receivable, analysis of the value of goodwill, the issuance of derivative financial instruments such as convertible debentures, stock options and warrants, the issuance of common stock for services, and useful lives for depreciable and amortizable assets. Actual results could differ from those estimates.
The estimates that relate to the accounting for derivative financial instruments embedded in the Company’s convertible debentures are made to be in conformity with EITF 00-19, whereby the Company is required to bifurcate the conversion feature of its convertible debentures from the debt hosts and account for the convertible feature as a derivative liability with changes in fair value being reported in the statement of operations. In addition, the warrants issued along with the convertible debentures are also required to be classified as derivative liabilities with changes in fair value being reported in the statement of operations as well. Effective June 30, 2006, all convertible debentures and associated warrants were retired.

REVENUE RECOGNITION
The Company’s revenue recognition policies are in compliance with all applicable accounting regulations, including American Institute of Certified Public Accountants (AICPA) Statement of Position (SOP) 81-1, Accounting for Performance of Construction-Type and Certain Production-Type Contracts. Revenues from design, fabrication of racked equipment, project management and delivery generated by Kelley are recognized using the percentage-of-completion method of accounting. Accordingly, income is recognized in the ratio that costs incurred bears to estimated total costs. Adjustments to cost estimates are made periodically, and losses expected to be incurred on contracts in progress are charged to operations in the period such losses are determined. The aggregate of costs incurred and income recognized on uncompleted contracts in excess of related billings is shown as a current asset, and the aggregate of billings on uncompleted contracts in excess of related costs incurred and income recognized is shown as a current liability.
Generally, the Company extends credit to its customers and does not require collateral. The Company performs ongoing credit evaluations of its customers and historic credit losses have been within management’s expectations. The Company estimates the likelihood of customer payment based principally on a customer’s credit history and its general credit experience. To the extent the Company’s estimates differ materially from actual results, the timing and amount of revenues recognized or bad debt expense recorded may be materially misstated during a reporting period.
The Company’s revenue recognition policy for the sale of its products is in compliance with Staff Accounting Bulletin (SAB) 104. Revenue is recognized when a formal arrangement exists, the price is fixed or determinable, the delivery is completed and collectibility is reasonably assured. Generally, the Company extends credit to its customers and does not require collateral.
STOCK-BASED COMPENSATION
The Company has historically accounted for stock-based compensation using the intrinsic value method prescribed in Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees.” Compensation cost for stock options, if any, is measured as the excess of the fair value of the Company’s stock at the date of grant over the amount an employee must pay to acquire the stock. Statement of Financial Accounting Standards (“SFAS”) No. 123, “Accounting for Stock-Based Compensation,” established accounting and disclosure requirements using a fair-value-based method of accounting for stock-based employee compensation plans.
In December 2004, the FASB issued SFAS No. 123 (Revised), “Share-Based Payment” (“SFAS 123(R)”). SFAS 123(R) replaces SFAS 123 and supersedes APB 25. SFAS 123(R) is effective as of the beginning of the first interim period or annual reporting period that begins after December 15, 2005. SFAS 123(R) requires that the costs resulting from all share-based payments transactions be recognized in the financial statements. SFAS 123(R) applied to all awards granted after the required effective date and shall not apply to awards granted in periods before the required effective date, except if prior awards are modified, repurchased, or cancelled after the effective date.
The following table sets forth the Company’s stock option grants, exercise prices, stock option grants forfeited and certain vesting periods and amounts vested at December 31, 2007.

	Stock		Stock	Stock	Cliff
Date(s) of	Options	Exercise	Options	Options	Vesting
Grant	Granted	Price	Forfeited	Remaining	Period
10/20/2005	972,500	0.79	535,000	437,500	23 months
3/30/2006	1,347,500	0.42	1,180,000	167,500	33 months
6/2/2006	600,000	0.41	0	600,000	33 months
8/8/2006	192,500	0.21	80,000	112,500	33 months
9/1/2006	350,000	0.42	0	350,000	33 months
9/21/2006	750,000	0.39	750,000	0	27 months
9/25/06 to 2/1/2007	200,000	0.27 to 0.42	125,000	75,000	33 months
Balance at December 31, 2007	4,412,500		2,670,000	1,742,500

BASIC AND DILUTED NET (LOSS) INCOME PER SHARE
Net income (loss) per share is calculated in accordance with the Statement of Financial Accounting Standards No. 128 (SFAS No. 128), “Earnings Per Share”. Basic net income (loss) per share is based upon the weighted average number of common shares outstanding. Diluted earnings per share is computed similar to basic earnings per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if all potential common stock (including common stock equivalents) had all been issued, and if such additional common shares were dilutive. Under SFAS No. 128, when the Company incurs a net loss, if the additional common shares are dilutive, they are not added to the denominator in the calculation.
401(k) AND PROFIT SHARING PLANS
The Company has a qualified 401(k) profit sharing plan that covers substantially all full-time employees meeting certain eligibility requirements. The Company’s annual profit sharing contribution is discretionary as determined by the Board of Directors; however, the contributions cannot exceed 25% of compensation for the eligible employees in any one tax year. Contributions to the Plan are designated for each “allocation group”, and then allocated among eligible participants in each group based on the ratio of their salaries to the total salaries of all participants in the group. The plan document specifies the members of each allocation group. Because of the Company’s defined benefit pension plan (which was terminated in 2006), the minimum contribution for each eligible non-key employee is 5% of pay. After 2006, provided that no “key employee” makes 401(k) contributions to the plan, there will be no minimum company contribution required.
Profit sharing contribution accounts are subject to a five year graded vesting schedule.
With respect to the plan’s 401(k) feature, eligible employees may contribute from 1% to 75% of their annual compensation to the Plan, limited to a maximum annual amount as set periodically by the Internal Revenue Service. Although the plan provides for a discretionary matching contribution by the Company, no matching contributions were made for the years ended December 31, 2007 and 2006.
NOTE 3 - GOING CONCERN
The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America, which contemplates continuation of the Company as a going concern. However, the Company has an accumulated deficit of ($40,734,405), and is generating losses from operations. The continuing losses have adversely affected the liquidity of the Company. The Company faces continuing significant business risks, including, but not limited, to its ability to maintain vendor and supplier relationships by making timely payments when due.
In view of the matters described in the preceding paragraph, recoverability of a major portion of the recorded asset amounts shown in the accompanying balance sheet is dependent upon continued operations of the Company, which in turn is dependent upon the Company’s ability to raise additional capital, obtain financing and to succeed in its future operations. The consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern. Management has taken the following steps to improve its results of operations and financial condition, which include: (i) completed the discontinuance of operations of Network and COM, (ii)  completed a second restructuring of all of the Company’s outstanding debt with more cashflow-sensitive payment terms, (iii) reduced head count (iv) raised an additional $2 million  in promissory note advances (v)  sold our investment in Tuscany Broadband for proceeds of approximately $775,000.

NOTE 4 - TUSCANY BROADBAND
The Company had invested in an investment to design and build a cable television and internet system in order to provide such services to up to approximately 2,000 residential homeowners in a development in Henderson, Nevada called Tuscany.  At December 31, 2006, the Asset Held for Sale was comprised primarily of materials and labor costs incurred on the job site, net of the results of the operations to date. The operations through December 31, 2006 had consisted of minimal billings to the home owners association for customers who are receiving basic cable television service from the Company and billings to individual home owners for internet services provided to them by the Company, less the costs to provide such services and maintain the equipment. The initial installation, or Phase I, was completed on September 1, 2006 and Phase II (to provide expanded cable television services) was substantially completed in April of 2007. At December 31, 2006, the Company wrote the asset down by $477,295 to approximate its fair market value, based on the valuations discussed during the process of negotiating the April 9, 2007 purchase price received from the buyer.
Asset Sale
On April 9, 2007, Kelley entered into a Contribution, Assignment and Assumption Agreement (the “Contribution Agreement”) with MCS Services LLC (“MCS”) and Tuscany Services LLC (“Tuscany Services”) pursuant to which Kelley contributed substantially all of its assets used in the operation of the cable system in the Tuscany Community located in Henderson, Nevada (the “Tuscany Assets”) for a 50% interest in Tuscany Services. The Tuscany Assets were valued at $750,000 in the transaction. Pursuant to the Contribution Agreement, MCS contributed $375,000 in cash to Tuscany Services for a 50% interest in Tuscany Services. Upon the closing of the transaction, Tuscany Services immediately distributed $375,000 in cash to Kelley.
On November 19, 2007, Kelley sold its remaining interest in Tuscany Services to MCS for $400,000 pursuant to which Kelley was relieved of all past, current and future liabilities associated with the Tuscany Services project.
The details of the sale of Kelley’s interests in Tuscany Services are listed below:

2007
Gross proceeds	$775,000
Adjusted cost basis	(771,325)
Net loss	$3,675
NOTE 5 – PROPERTY & EQUIPMENT

Property and equipment consisted of the following:

	December 31,	December 31,
	2007	2006
Equipment	$224,241	$220,808
Furniture & Fixtures	174,352	173,105
Leasehold Improvements	69,257	69,257
Software	163,198	154,850
Vehicles	200,963	200,963
	832,011	818,983
Less: Accumulated depreciation and amortization	(664,351)	(568,296)
	$167,660	$250,687
Depreciation and amortization related to the assets listed above totaled $96,055 and $73,314 for the year ended December 31, 2007 and 2006, respectively.

NOTE 6 - PAYROLL TAX LIABILITY
Payroll tax liabilities of $119,142 and $239,142 were payable at December 31, 2007 and December 31, 2006, respectively. These liabilities arose at Network and COM during 2004 and 2003, respectively. The Company has been and remains current on all payroll tax liabilities since then. On July 27, 2006, the Internal Revenue Service approved a payment plan presented by the Company whereby the Company is obligated to pay $15,000 per month through May 2008 and $25,000 per month from May 2008 until the balance is paid in full. Interest and penalties will continue to accrue until the balance is paid in full. At December 31, 2007 and December 31, 2006, this liability has been included as Liabilities of Discontinued Operations in the Company’s accompanying consolidated balance sheets.
NOTE 7 - DERIVATIVE LIABILITIES
The fair market value of derivative liabilities consisted of the following:

	December 31, 2007	December 31, 2006
Derivative liability, warrants exchanged for common stock on March 10, 2006, initial value	$1,497,416	$1,497,416
Cumulative adjustments to record fair market value of derivative liability	(1,491,657)	(460,743)
Subtotal	5,759	1,036,673
Derivative liability, warrants related to private placement on November 13, 2006, initial value	729,820	729,820
Cumulative adjustments to record fair market value of derivative liability	(729,098)	60,615
Subtotal	722	790,435
Derivative liability, warrants related to private placement on January 23, 2007, initial value	1,045,182	-
Cumulative adjustment to record fair market value of derivative liability	(1,043,539)	-
Subtotal	1,643	-
Derivative liability, warrants related to Dutchess debt financing on July 17, 2007, initial value	30,000	-
Adjustment to record fair market value of derivative liability	(30,000)	-
Subtotal	-	-
Total	$8,124	$1,827,108
NOTE 8 - NOTES PAYABLE
On July 17, 2007, Siena and Kelley entered into an Agreement with Dutchess providing for additional funding from Dutchess in the amount of $2,000,000, which shall be added to the outstanding principal amount of the Note and modified to reflect all appropriate increases in the Company’s monthly payments to Dutchess.  The balance on the Note subsequent to this additional financing totaled $8,384,726, due January 1, 2012, and bears interest at a rate of seven percent (7%) per annum and is secured by all the assets of the Company.  In addition, as an incentive to enter into this transaction, Dutchess was issued a five year warrant to purchase 3,000,000 shares of the Company’s common stock at four cents ($0.04) per share. The warrant agreement provides for certain anti-dilution provisions and cashless exercise in the event that the Company does not have an effective registration statement covering the shares of common stock underlying the warrant agreement on or before one year from the date of issuance of the aforementioned warrant.  The Company also entered into a Negative Pledge, providing that the Company will not grant, any lien, charge, security interest, hypothec, mortgage or encumbrance of any nature or kind over any of the property stated in the Amended Security Agreement.  In connection with the Agreement, the Company paid Dutchess closing costs of $50,000.
On July 11, 2007, Siena issued Dutchess a promissory note in the face amount of $190,000 for gross proceeds of $180,000. The promissory note is non-interest bearing and matures on July 25, 2007.  The Company is required to repay the promissory note from the proceeds of a proposed subsequent financing with Dutchess of approximately $2 million, which was eventually completed on July 17, 2007. In connection with the promissory note, the Company incurred closing costs of $5,000.

On March 2, 2007, the Company refinanced the B of N Note and entered into a note payable agreement with Bank of Nevada in the amount of $1,090,807, carrying interest at a fixed rate of 7.5%. Principal and interest payments of $29,098 per month are payable through September 20, 2010.
During the year ended December 31, 2006, the Company entered into a capital lease obligation for warehouse equipment in the approximate amount of $25,000 with a five year term and interest rate of 6.6% per annum. The Company is obligated to make principal and interest payments in the approximate amount of $6,000 per annum for the life of the lease.
Upon the acquisition of Kelley, the Company entered into a note payable agreement with Bank of Nevada (“B of N Note”) dated September 20, 2005 and carrying interest at a fixed rate of 7.50%. Principal and interest payments of $32,672 per month are payable through September 20, 2008. The balance of $0 and $640,807 remained outstanding as of December 31, 2007 and 2006, respectively.
Upon the acquisition of Kelley, the Company assumed $492,856 in various notes payable to Michael Kelley, the former sole shareholder of Kelley Communications Company.   The notes payable carried interest at a fixed rate of 5.00%. These notes payable were refinanced on October 7, 2005 with a $492,856 note payable carrying interest at 6.00% and requiring 24 monthly payments of $17,412 in principal and interest through September 2007.  The balance of $533,609 and $152,816, remained outstanding as of December 31, 2007 and 2006, respectively, all of which was current. The Company has defaulted on the October 7, 2005 note payable.  Michael Kelley is a significant shareholder of the Company and has waived all default terms under the October 7, 2005 note payable.  The Company currently considers the debts owed to Michael Kelley as unsecured debt carrying an interest rate of 6.00%.  Repayment terms are unscheduled.
Upon the acquisition of Kelley, the Company assumed three notes payable to banks, secured by five automobiles, which bear interest at fixed rates of 6.25% per annum on one note and 5.75% per annum on the other two notes. Monthly principal and interest payments of $1,769 are payable through March 7, 2008 and $740 through May 2009. The balance of $34,780 remained outstanding as of December 31, 2006. The balance of $8,218 and $16,300 remained outstanding as of September 30, 2007.
Effective June 30, 2006, the Company entered into an Amended and Restated Promissory Note with Robert Unger, an unaffiliated individual, which restated and replaced in their entireties, convertible debentures in the amount of $360,000 to Mr. Unger, including retiring the conversion rights of the debentures and retiring all related warrants to purchase shares of our common stock. The principal amount as amended is $317,500, and bears interests at 7% per annum. The Company was obligated to begin making payments on the promissory note in January 2007 and the promissory note is due in September 2008. The Company was obligated to make principal and interest payments in the aggregate amount of $300,000 for the 12 months ended December 31, 2007, and $588,357 for the 12 months ended December 31, 2008. On March 2, 2007, the Company entered into a Second Amended and Restated Promissory Note with Robert Unger, effective December 31, 2006, whereby the Company removed all debt service payments on the note until September 2008, at which time the note, plus all accrued interest in the total amount of $369,335 is due and payable.
 The Amended and Restated Promissory Notes also provide:
•
if prior to our full payment and satisfaction of the Amended and Restated Promissory Notes, the Company borrowed monies or raise capital from the sale of our common stock in excess of $3,500,000 (after the payment of all financing fees and expenses), the Company is obligated to pay to Mr. Unger 20% of such excess up to the unpaid balance on the new promissory note within 10 days after receipt of such funds and if such funds are raised prior to when the Company is obligated to begin making payments, such obligation will be accelerated and will begin one month following such financing (Effective December 31, 2006, the Second Amendment and Restated Promissory Note with Robert Unger, increased this threshold to $4,000,000); and

•
if at any time during which the Amended and Restated Promissory Notes remain unpaid, our earnings on a consolidated basis during any calendar year exceed $1,000,000 (before interest, taxes, depreciation and amortization, but after deducting of all principal and interest payments on outstanding debts, other than certain mandatory prepayments as discussed herein), the Company is obligated to pay to Mr. Unger 13% of the excess earnings, up to the unpaid balance of the new promissory note as a prepayment, within 10 business days of the filing of our Annual Report on Form 10-KSB.
Effective June 30, 2006, the Company entered into a Loan Restructure Agreement with Preston Capital Partners, LLC, the holder of convertible debentures in the aggregate amount of $375,000 with interest rates of 6% or 8% per annum, pursuant to which all convertible debentures were cancelled. In connection with the Loan Restructure Agreement, the Company issued Preston Capital Partners, LLC a promissory note in the principal amount of $375,000 with an interest rate of 7% per annum. The Company is obligated to make interest only payments in the amount of $2,000 per month from August 2006 through January 2008. Beginning in February 2008, the Company is obligated to make principal and interest payments in the amount of $8,000 per month until June of 2011. The new promissory note is due on July 1, 2011 with a balloon payment of $111,805 being due on that date.
In the event of a default on the new promissory note, Preston has the right to declare the full and unpaid balance of the new note due and payable, and enforce each of its rights under the aforementioned convertible debentures that have been retired, including conversion into shares of common stock.
On September 22, 2005, the Company issued $360,000 in convertible debentures to Mr. Robert Unger, an unaffiliated individual (the “Unger Debenture”) and $540,000 in convertible debentures due to Mr. James Michael Kelley, a member of the Company’s Board of Directors (the “Kelley Debenture”). The convertible debentures carried an interest rate of 0.00% and were due in September of 2006. The Unger Debenture and the Kelley Debenture were issued with a discounted price from the face value of $60,000 and $90,000 respectively. The holders were entitled to convert the face amount of their respective debentures, plus accrued interest, anytime following the issuance of these convertible debentures, into common stock of the Company at the lesser of (i) 75% of the lowest closing bid price during the fifteen trading days prior to the conversion date or (ii) 100% of the closing bid prices for the twenty trading days immediately preceding the issuance of the convertible debentures (“Fixed Conversion Price”), each being referred to as the “Conversion Price.” No fractional shares or scrip representing fractions of shares were to be issued on conversion, but the number of shares issuable were to be rounded up or down, as the case may be, to the nearest whole share. Additionally, in connection with the issuance of the Unger Debenture and the Kelley Debenture, the Company issued warrants to purchase 90,000 and 135,000 shares of the Company’s common stock, respectively, at a purchase price equal to 120% of the fair market value on the date of issuance. The warrants were valued at $21,919 and $32,790, respectively, and were recorded as derivative liabilities in the Company’s balance sheet. The aggregate beneficial conversion feature related to these convertible debentures was valued at $572,386 and was recorded as debt discount and derivative liabilities. The debt discount was being amortized into interest expense over the life of the loan.
Effective June 30, 2006, the Company entered into Amended and Restated Promissory Notes with Mr. Unger and Mr. Kelley, which restated and replaced in their entireties, the Unger Debenture and the Kelley Debenture, including retiring the conversion rights of the debentures and retiring all related warrants to purchase shares of the Company’s common stock (the “Amended Promissory Notes”). The principal amounts of the Unger Debenture and the Kelley Debenture as amended are $317,500 and $476,250, respectively. Both promissory notes bear interest at 7% per annum. The Company was obligated to begin making payments on both promissory notes in January 2007 and both promissory notes are due in September 2008. The Company was obligated to make principal and interest payments in the aggregate amount of $300,000 for the 12 months ended December 31, 2007, and $588,357 for the 12 months ended December 31, 2008. On March 2, 2007, the Company entered into a Second Amended and Restated Promissory Note with Robert Unger, effective December 31, 2006, whereby the Company removed all debt service payments on the note until September 2008, at which time the note, plus all accrued interest in the total amount of $369,335 is due and payable (“Unger Second Amendment”).

The Amended and Restated Promissory Note for Mr. Kelley and the Unger Second Amendment (collectively referred to as the “Notes”) also provide:
•
if prior to the Company’s full payment and satisfaction of the Notes, the Company borrows monies or raises capital from the sale of its common stock in excess of $3,500,000 (after the payment of all financing fees and expenses), the Company is obligated to pay to Mr. Unger 20% and Mr. Kelley 30% of such excess up to the unpaid balance on the new promissory note within 10 days after receipt of such funds and if such funds are raised prior to when the Company is obligated to begin making payments, such obligation will be accelerated and will begin one month following such financing (Effective December 31, 2006, the Unger Second Amendment, increased this threshold to $4,000,000); and if at any time during which the Notes remain unpaid, the Company’s earnings on a consolidated basis during any calendar year exceed $1,000,000 (before interest, taxes, depreciation and amortization, but after deducting of all principal and interest payments on o utstanding debts, other than certain mandatory prepayments as discussed herein), the Company is obligated to pay Mr. Unger 13% and Mr. Kelley 20% of the excess earnings, up to the unpaid balance of the new promissory note as a prepayment, within 10 business days of the filing of its Annual Report on Form 10-KSB.

The Company assumed $492,856 in various notes payable to the CEO and founder of Kelley, carrying interest at a fixed rate of 5.00% per annum. These notes payable were refinanced on October 7, 2005 with a $492,856 note payable carrying interest at 6.00% per annum and requiring 24 monthly payments of $17,412 in principal and interest through September 2007. The balance of $85,138 and $152,816, all of which is current, remained outstanding as of December 31, 2007 and December 31, 2006, respectively.
The Company assumed three notes payable to banks, secured by five automobiles, carrying interest at fixed rates of 6.25% per annum on one note and 5.75% per annum on the other two notes. Aggregate monthly principal and interest payments of $1,769 are payable through March 7, 2008 and $740 through May 2009. The aggregate balance of $16,300 remained outstanding on these three note as of December 31, 2007.
During the year ended December 31, 2007, the Company entered into a capital lease obligation for warehouse equipment in the approximate amount of $25,000 with a five year term and interest rate of 6.6% per annum. The Company is obligated to make principal and interest payments in the approximate amount of $6,000 per annum for the life of the lease. At December 31, 2007, the balance was $22,155.
Other Notes Payable and Convertible Debentures
During the year ended December 31, 2006, the Company issued a total of seven convertible debentures in the aggregate principal amount of $350,000 to a shareholder of the Company. During the year ended December 31, 2003, the Company had issued a convertible debenture in the aggregate principal amount of $25,000 to the same shareholder. These convertible debentures carried interest rates of 6% or 8% per annum, and were due in February 2009, December of 2009, or in April 2008. Payments were not mandatory during the term of the convertible debentures, however, the Company maintained the right to pay the balances in full without penalty at any time. The holders were entitled to convert the face amounts of the debentures, plus accrued interest, into common stock of the Company anytime following the issuance of each debenture, at the lesser of (i) 75% of the lowest closing bid price during the fifteen trading days prior to the conversion date or (ii) 100% of the average of the closing bid prices for the twenty trading days immediately preceding the issuance of such debenture, each being referred to as the “Conversion Price.” No fractional shares or scrip representing fractions of shares were to be issued on conversion, but the number of shares issuable were to be rounded up or down, as the case may be, to the nearest whole share. The beneficial conversion features related to the 2005 issuances of convertible debentures were recorded as derivative liabilities in the aggregate amount of $410,334, of which $60,334 was recorded as interest expense at the time of issuance. The remaining amount was recorded as a debt discount and was amortized into interest expense over the life of the loan. The beneficial conversion feature related to the 2003 issuance of a convertible debenture was recorded as a derivative liability in the amount of $30,349, of which $5,349 was recorded as interest expense at the time of issuance. The remaining amount was recorded as a debt discount and was amortized into interest expense over the life of the loan.

Effective June 30, 2006, the Company entered into a Loan Restructure Agreement with the holder of these convertible debentures pursuant to which the convertible debentures were cancelled and replaced with a promissory note in the amount of $375,000 with an interest rate at 7% per annum. The Company is obligated to make interest only payments in the amount of $2,000 per month from August 2006 through January 2008 (of which $28,000 has been paid as of September 30, 2007). Beginning in February 2008, the Company is obligated to make principal and interest payments in the amount of $8,000 per month until June of 2011. The new promissory note is due on July 1, 2011 with a balloon payment of $111,805 being due on that date.
In the event of a default on the new promissory note by the Company, the shareholder has the right to declare the full and unpaid balance of the new note due and payable, and enforce each of its rights under the aforementioned convertible debentures that have been retired, including conversion into shares of the Company’s common stock.
NOTE 9 - RELATED PARTY TRANSACTIONS
RELATED PARTY NOTES PAYABLE and DEBT RESTRUCTURING
On July 17, 2007, the Company entered into an Agreement with Dutchess (the “July 2007 Agreement”), providing for, among other things, additional funding from Dutchess in the amount of $2,000,000 (the “Additional Financing”). The Additional Financing shall be added to the then outstanding principal amount of the Note and such Note shall be modified to reflect all appropriate increases in the Company’s monthly payments to Dutchess. Further, pursuant to the July 2007 Agreement, Dutchess shall have the right to appoint three (3) members to the Company’s Board of Directors, whose total number shall remain at five (5), and such appointments shall continue until the New Note is repaid in full; during such time that the New Note is outstanding, Dutchess may remove and replace any of its appointed members. The July 2007 Agreement further provided for certain conditions to closing, all of which have been satisfied.
Pursuant to the July 2007 Agreement, the Company and Dutchess executed an Addendum to Note, dated July 17, 2007 (the “Addendum”) modifying the Note such that the Additional Financing shall be added to the principal amount of the Note, totaling in the aggregate approximately $8,384,726 (the “New Note”). As provided in the Note, the New Note bears interest at a rate of seven percent (7%) per annum and is secured by all the assets of the Company, as evidenced by that certain Amended and Restated Security Agreement between the Company and Dutchess, dated July 17, 2007 (“Amended Security Agreement”). The New Note is due and payable on or before January 1, 2012. The Company also issued Dutchess a five year warrant to purchase 3,000,000 shares of the Company’s common stock at four cent ($0.04) per share (the “Warrant”). The Warrant provides for certain anti-dilution provisions and cashless exercise in the event that the Company does not have an effective registration statement covering the shares of common stock underlying the Warrant on or before one year from the date of issuance of the Warrant.  The Company also entered into a Negative Pledge, dated July 17, 2007 (the “Negative Pledge”), providing that the Company will not grant, any lien, charge, security interest, hypothec, mortgage or encumbrance of any nature or kind over any of the property stated in the Amended Security Agreement.
In connection with the Agreement, the Company paid Dutchess closing costs of $50,000.
The Company is obligated to make the following monthly principal and interest payments for the years ended December 31:

2008	$840,000
2009	1,800,000
2010	2,400,000
2011	3,000,000
January 1, 2012	2,195,738
Total	$10,235,738
In the event of a default on the new promissory note, Dutchess has the right to declare the full and unpaid balance of the new note due and payable, and enforce each of its rights under the aforementioned convertible debentures and warrants that have been retired, including conversion into and/or purchase of shares of the Company’s common stock.

During the years ended December 31, 2006 and 2005, the Company issued $3,132,600 and $2,136,360, respectively, in convertible debentures to Dutchess Private Equities II, LP (“Dutchess”). The Company paid $100,000 to Dutchess in financing fees during the year ended December 31, 2006. During the years ended December 31, 2004 and 2003, the Company issued $1,867,718 and $338,000 in convertible debentures to Dutchess Private Equities, LP respectively. The convertible debentures carried interest rates of 8% and 6% per annum, and were due at various dates between April 2008 and June 2011. Payments were not mandatory during the term of the convertible debentures. However, the Company maintained the right to pay the balances in full without penalty at any time. The holder was entitled to convert the face amount of the debentures, plus accrued interest, into common stock of the Company anytime following the issuance of such debenture, at the lesser of (i) 75% of the lowest closing bid price during the fifteen trading days prior to the conversion date or (ii) 100% of the average of the closing bid prices for the twenty trading days immediately preceding the issuance of such debenture, each being referred to as the “Conversion Price.” No fractional shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable was to be rounded up or down, as the case may be, to the nearest whole share. The beneficial conversion features embedded in these convertible debentures were treated as derivative liabilities in accordance with EITF 00-19. The 2006, 2005, 2004 and 2003 value of the derivative liabilities amounted to $3,228,422, $2,330,745, $2,465,011 and $488,801, respectively. Of such amounts $602,307, $534,385, $643,511 and $101,185 was charged to interest expense at the time of issuance for the years ended December 31, 2006, 2005, 2004 and 2003, as restated, respectively. The remaining amounts were recorded as debt discount and amortized into interest expense over the life of the debenture.
The $3,132,600, $2,136,360 and $1,867,718 of convertible debentures that were issued in 2006, 2005 and 2004, respectively were issued with a discounted price from the face value of $512,000, $340,000 and $248,600, respectively. Additionally, the Company issued warrants to purchase 2,349,000, 1,020,000 and 1,286,000 shares of the Company’s common stock at varying exercise prices between $.41 and $.60 per share during 2006, $1.03 and $1.83 per share during 2005 and between $1.73 and $1.90 per share during 2004. The warrants issued in 2006, 2005 and 2004 were valued at $854,470, $2,034,073 and $2,074,222, as restated, respectively, and were charged to interest expense and derivative liabilities at the time of issuance.
NOTE 10 - DISCONTINUED OPERATIONS
In the second quarter of 2006, the Company finalized its plans to shut down its operations at its Network and COM subsidiaries. The Company decided to close down these operations primarily because they were incurring operating losses, had low gross margins and were experiencing cash flow shortages, in addition to the fact that these businesses were not consistent with the core business of the Company’s subsidiary, Kelley. In conjunction with this decision, the Company has accrued $150,000 to cover the costs of closing the subsidiary companies. The net assets and liabilities of the discontinued operations at December 31, 2007 and December 31, 2006 consists of the following;

	December 31,	December 31,
	2007	2006
Assets of discontinued operations
Cash	$—	$—
Accounts receivable, net	—	41,981
Inventory	—	—
Fixed assets, net	—	—
Security deposit	—	—
Total assets	$—	$41,981
Liabilities of discontinued operations
Accounts payable and accrued expenses	$75,218	$152,694
Payroll taxes payable	119,142	239,142
Total liabilities	194,360	391,836
Net liabilities of discontinued operations	$194,360	$349,855

Loss from discontinued operations in the Company’s Statements of Operations consists of:

	Year Ended ended
	December 31
	2007	2006
Sales	$—	$174,129
Cost of Goods sold	—	220,615
Gross Profit	—	(46,486)
Salaries	—	174,804
Insurance	—	29,247
Travel	—	35,256
Contingency accrual	—	150,000
Interest expense	—	39,009
Other	—	437,216
Loss from Discontinued Operations	$—	$(912,018)
NOTE 11 - INCOME TAXES
No provision was made for Federal income tax since the Company has significant net operating losses. Through December 31, 2007 and December 31, 2006, the Company incurred net operating losses for tax purposes of approximately $41,000,000 and $33,000,000 respectively. The net operating loss carry forwards may be used to reduce taxable income through the year 2024. The availability of the Company’s net operating loss carry-forwards are subject to limitation if there is a 50% or more positive change in the ownership of the Company’s stock. A valuation allowance for 100% of the deferred taxes asset has been recorded due to the uncertainty of its realization.

	December 31, 2007	December 31, 2006
Tax benefit of net operating loss carry-forward	$12,579,000	$8,887,000
Valuation allowance	(12,579,000)	(8,887,000)
	$—	$—
The following is a reconciliation of the provision for income taxes at the U.S. federal income tax rate to the income taxes reflected in the Statement of Operations:

December 31, 2007 and
December 31, 2006
Tax expense (credit) at statutory rate-federal	(34)%
State tax expense net of federal tax	(6)%
Changes in valuation allowance	(40)%
Tax expense at actual rate	—
The valuation allowance increased by approximately $3,692,000 and $1,087,000 for the years ended December 31, 2007 and 2006, respectively.
FOOTNOTE 12 - COMMITMENTS & CONTINGENCIES
Litigation
On January 24, 2005, the Company filed an action in the Superior Court of California, County of Orange against the former principals of DMSI for damages and injunctive relief based on alleged fraud and breach of contract relating to the Company’s purchase of DMSI. The complaint was amended on March 14, 2005 to seek rescission of the Company’s purchase of DMSI from its former owners. The Defendant also filed a cross-complaint in the above action seeking recovery under various employment and contract theories for unpaid compensation, expenses and benefits totaling approximately $90,000. Defendant also sought payment of an outstanding balance of a note related to the purchase by the Company of DMSI totaling approximately $85,000. Further, Defendant was seeking injunctive relief for enforcement of the stock purchase agreement of DMSI. This case was settled and the Company agreed to pay Defendant $84,000 over a 12 month period, which has been paid in full, and also agreed to issue Defendant 300,000 shares of its common stock, which was issued with a value of $139,800 during the year ended December 31, 2006.

In March 2006, Lisa Cox sued Kelley, Network, and Kelley’s CEO personally, claiming damages related to promises she alleges were made to her husband, prior to her husband’s death. The alleged promises made resulted from business transactions between her husband and Kelley, prior to the Company’s acquisition of Kelley. This suit was settled on February 26, 2007 (effective January 31, 2007), whereby the Company agreed to pay $90,000 to Mrs. Cox and to issue 280,000 restricted shares of the Company’s common stock to her. The Company paid $30,000 to Mrs. Cox at settlement and is obligated to pay $15,000 per year for the next four years. The Company issued 280,000 restricted shares of its common stock on February 26, 2007. The shares are restricted as follows; 100,000 shares are restricted for 12 months. The restrictions on the remaining 180,000 shares are removed in 15,000 share increments on a monthly basis during months 13 to 24 from settlement.
On April 25, 2007, Siena received a summons and complaint from a company to pay them certain amounts of the profits Kelley may generate in the future related to the contracts that Kelley is currently performing on related to the One Las Vegas project. That company is claiming that Kelley entered into a Joint Venture with them, however, there are no signed term sheets or contracts, nor have term sheets or contracts ever been drafted. The plaintiff is basing its request on verbal and email communications Kelley had with them. The plaintiff claims that Kelley breached the joint venture agreement and usurped the opportunity for its own benefit, usurped the joint venture’s opportunity, made false representations with intent to defraud, detrimental reliance, breach of good faith and fair dealing, interference with plaintiff’s contract with the customer, unjust enrichment, declaratory relief to establish the joint venture and injunctive relief requiring Kelley to transfer the agreement with One Las Vegas to the joint venture. Kelley filed an Answer and Affirmative Defenses on May 24, 2007 denying all of the claims. The plaintiff filed a Request for Exemption from Arbitration and Kelley subsequently filed an opposition; however, Kelley received the Order from the Arbitration Commissioner granting plaintiff’s Request to Exempt this case from Arbitration. On December 1, 2007, this issue was resolved through mediation.  Kelley has agreed to pay Main Advantage Services a total of $80,000 in 40 consecutive monthly installments of $2,000 per month.
Siena may be involved in litigation, negotiation and settlement matters that may occur in the day-to-day operations of the Company and its subsidiaries. Management does not believe the implication of these litigations will have any material impact on the Company’s financial statements.
OTHER COMMITMENTS
The Company is obligated to pay rent amounts as follows:
For the 12 months ended December 31:

2008	$90,000
The Company is obligated to pay $10,000 per month through December 31, 2010 related to an exclusive reseller agreement with a software company.
The Company is obligated to pay its former Chief Executive Officer and its former Chief Financial Officer the remaining balance of $70,800 as of December 31, 2007 as a result of separation agreements dated May 25, 2007.
NOTE 13—FACTORING OF ACCOUNTS RECEIVABLE
The Company entered into a $725,000 Factoring and Security Agreement (“Factor Loan 1”) with Dutchess Private Equities Fund, Ltd. on May 29, 2007, pursuant to which the Company agreed to sell accounts receivable balances with its customers totaling $789,577 and pay administration fees associated with the transaction of $5,000.  Under the terms of the agreement, the Company pays interest at a rate of 36% (3% per month) on the unpaid balance of Factor Loan 1.
The Company entered into a $214,000 Factoring and Security Agreement (“Factor Loan 2”) with Dutchess Private Equities Fund, Ltd. on June 18, 2007, pursuant to which the Company agreed to sell accounts receivable balances with its customers totaling $474,725 and pay administration fees associated with the transaction of $5,000.  Under the terms of the agreement, the Company pays interest at a rate of 36% (3% per month) on the unpaid balance of Factor Loan 2.

The Company entered into a $483,000 Factoring and Security Agreement (“Factor Loan 3”) with Dutchess Private Equities Fund, Ltd. on June 22, 2007, pursuant to which the Company agreed to sell accounts receivable balances with its customers totaling $520,392 and pay administration fees associated with the transaction of $5,000.  Under the terms of the agreement, the Company pays interest at a rate of 36% (3% per month) on the unpaid balance of Factor Loan 3.
The Company entered into a $215,000 Factoring and Security Agreement (“Factor Loan 4”) with Dutchess Private Equities Fund, Ltd. on September 15, 2007, pursuant to which the Company agreed to sell accounts receivable balances with its customers totaling $224,027 and pay administration fees associated with the transaction of $5,000.  Under the terms of the agreement, the Company pays interest at a rate of 36% (3% per month) on the unpaid balance of Factor Loan 4.
The Company entered into a $275,000 Factoring and Security Agreement (“Factor Loan 5”) with Dutchess Private Equities Fund, Ltd. on October 24, 2007, pursuant to which the Company agreed to sell accounts receivable balances with its customers totaling $300,500 and pay administration fees associated with the transaction of $5,000.  Under the terms of the agreement, the Company pays interest at a rate of 36% (3% per month) on the unpaid balance of Factor Loan 4.
The Company’s factoring transactions during the year ended December 31, 2007 and 2006 are summarized below:

	Year Ended
	December 31, 2007	December 31, 2006
Sale of Receivables to Factor	$2,309,221	$-
Payments to Factor	(2,309,221)	-
Balance at end of period	$-	$-
Charges by Factor	$422,221	$-
FOOTNOTE 14 - STOCKHOLDERS’ EQUITY
During the year ended December 31, 2007, the Company issued 161,504 shares of common stock valued at $40,000 to service providers for investor relations services.
The Company recorded $205,439 in stock option expense.
Common Stock Exchanged for a Warrant
On March 10, 2006, Dutchess Advisors, Ltd. and Dutchess Private Equities Fund L.P. (collectively “Dutchess”) exchanged 2,879,645 shares of the Company’s common stock for a warrant to purchase 2,879,645 shares of the Company’s common stock at $0.01 per share, with a fair market value of $1,526,212 or $.53 per share (the closing price of the Company’s common stock on the date of the transaction). In accordance with SFAS 150, the Company has recorded a derivative liability in the amount of the aforementioned $1,526,212, less consideration of $28,796, the exercise price associated with the warrant. The Company recorded a gain on the change in the fair market value of this derivative liability in the amount of $878,292 for the nine months ended December 31, 2007.

Private Placements
On January 23, 2007, the Company closed on a private placement whereby the Company raised $1,157,000 in exchange for 7,231,250 shares of the Company’s common stock and warrants to purchase 7,231,250 shares of the Company’s common stock at $0.50 per share. The Company determined the warrants were derivative liabilities under SFAS 133 paragraph 6 and valued the warrants at $1,045,082. The warrants were recorded as a reduction of additional paid in capital and an increase in derivative liability of $1,045,082. The Company utilized the Black-Scholes option pricing model to value the warrants. Attributes used to determine the initial value of the warrants on January 23, 2007, and December 31, 2007 are below. The Company recorded a gain on the change in the fair market value of this derivative liability in the amount of $1,043,539 for the year ended December 31, 2007. Attributes used to determine the initial value of the warrants are below.

	December 31,	January 23,
	2007	2007
Valuation Assumptions
Stock price on grant date	$0.32	$0.32
Number of warrants	7,231,250	7,231,250
Expected option term (in years)	4.25	5
Expected duration from grant to expiration date (in years)	10	10
Option vesting term (in years)	1.82	2.00
Expected volatility	72.54%	60.75%
Risk-free interest rate	4.2%	4.60%
Expected forfeiture rate	5%	5%
Estimated corporate tax rate	40%	40%
Expected dividend yield	0%	0%
On November 13, 2006, the Company closed on a private placement whereby the Company raised $1,000,000 in exchange for 5,000,000 shares of the Company’s common stock and warrants to purchase 5,000,000 shares of the Company’s common stock at $0.60 per share. The Company recorded the issuance of the common stock (par value $.001) as a credit to Common Stock, par value of $5,000 and a credit to Additional Paid In Capital of $995,000, net of financing costs associated with this particular private placement of $401,027. The Company determined the warrants were derivative liabilities under SFAS 133 paragraph 6 and valued the warrants at $729,820. The warrants were recorded as a reduction of additional paid in capital and an increase in derivative liability of $729,820. The Company utilized the Black-Scholes option pricing model to value the warrants and has calculated a loss on derivative liability of $60,615 for the year ended December 31, 2006. The Company recorded a gain on the change in the fair market value of this derivative liability in the amount of $789,713 for the year ended December 31, 2007. Attributes used to determine the initial value of the warrants are below.

December 31,		December 31,	November 13,
2007		2006	2006
Valuation Assumptions
Stock price on grant date	$0.37	$0.37	$0.37
Number of warrants	5,000,000	5,000,000	5,000,000
Expected option term (in years)	4.08	5	5
Expected duration from grant to expiration date (in years)	9	10	10
Option vesting term (in years)	2.08	3	3
Expected volatility	72.54%	55.12%	55.12%
Risk-free interest rate	4.19%	4.60%	4.60%
Expected forfeiture rate	5%	5%	5%
Estimated corporate tax rate	40%	40%	40%
Expected dividend yield	0%	0%	0%

FOOTNOTE 15 - BASIC AND DILUTED NET INCOME (LOSS) PER SHARE
Net loss per share is calculated in accordance with the Statement of Financial Accounting Standards No. 128 (SFAS No. 128), “Earnings Per Share”. Basic net loss per share is based upon the weighted average number of common shares outstanding. For all periods, all common stock equivalents were excluded from the calculation of diluted loss per common share because they were anti-dilutive, due to our net losses.
Significant components of our common stock equivalents had been convertible debentures and warrants issued to Dutchess in 2006, 2005, 2004 and 2003, respectively, which have all been retired effective June 30, 2006, and issuance of stock options.
Stock options, which would have had an anti-dilutive effect on the net loss per common share once exercised, to purchase 1,742,500 and 3,685,000 shares of common stock remained outstanding as of December 31, 2007 and 2006, respectively. These stock options have various vesting periods between two and three years from the date of grant.
Convertible debentures, which can be exercised on any date subsequent to the issuance of the convertible debentures, would have an anti-dilutive effect on the net loss per common share once and if the holders elect to exchange the convertible debentures for shares of common stock. The number of common shares which could be exchanged for a full release of the obligation to repay the principal and interest balances associated with all convertible debentures will possibly be based in part on Siena’s price per common share as quoted on the OTC bulletin board on the date of conversion. Since management cannot determine the price per common share of its common stock in the future, management does not believe it can reasonably determine the number of common shares to be issued pursuant to an exchange of its convertible debentures for common shares. Therefore, management cannot accurately determine the number of common shares which could be exchanged that are related to the convertible debentures as of December 31, 2006. Effective June 30, 2006, all of our convertible debentures were retired.
Warrants, which would have an anti-dilutive effect on the net loss per common share once exercised, to purchase 23,942,145 and 16,710,895 shares of common stock remained outstanding as of December 31, 2007 and 2006, respectively, at strike prices that vary from $0.01 to $0.79 and $0.01 to $0.88 per share, respectively.
Certain debts which were restructured by the Company during 2007 and 2006, remained outstanding as of December 31, 2007 and 2006, respectively.  These debts carry certain provisions allowing for the lenders, namely Dutchess, to void the restructuring transactions in the event of default by the Company.  In the event of default and the removal of the restructured terms of the debts, the debts would become convertible at the lender's option at any time, at a conversion price which would be approximately 75% of the fair market value of the Company's common stock.  The Company currently estimates the shares these debts would potentially be convertible into would be approximately 731,000,000 shares of the Company's common stock using the fair market value of the Company's common stock as of December 31, 2007.  There are other restrictions within the terms of the agreements with these lenders which might limit the amount of shares the debts were convertible into, in this scenario, but the Company cannot be sure those terms would limit a conversion into a significant number of shares of the Company's common stock.
FOOTNOTE 16 - SUBSEQUENT EVENTS
On March 17, 2008, the Board of Directors, believing it to be in the best interests of the Company and its shareholders, approved the sale of the assets (the “Asset Sale”) of the Company’s wholly owned subsidiary, Kelley Communication Company, Inc., a Nevada corporation (“Kelley Communication”) pursuant to the terms of a certain Asset Purchase Agreement by and among our Company, Kelley Communication, Mr. James Michael Kelley, and Kelley II, LLC, a newly formed Nevada limited liability company (“Kelley II”).
Mr. Kelley owns 100% of the limited liability company membership interests of Kelley II, and is its sole managing member.  Additionally, he may be deemed to be the beneficial owner of approximately 13,816,577 shares of Siena’s capital stock owned by Kelley II (the “Kelley Shares”).  He is also a former director, who served on our Board from September 22, 2005 until January 2008. Mr. Kelley transferred the Kelley Shares to Kelley II for purposes of consummating the transactions contemplated by the Asset Purchase Agreement.

On April 7, 2008, we entered into the Asset Purchase Agreement with Mr. Kelley, Kelley II and Kelley Communication, pursuant to which we have agreed to sell certain of Kelley Communication’s assets to Kelley II.  Such tangible and intangible assets of Kelley Communication, include, but are not limited to, all equipment, all rights of the Kelly Communication against vendors, all customer lists, files and related information, all inventory, all rights of the Kelly Communication under certain contracts, all permits, all intellectual property of Kelly Communication, including trademarks, service marks, trade names, domain names, web sites, phone, fax and email addresses, all rights or choses in action following the closing of the acquisition related to Kelly Communication’s business, all books and records, all computer software, hardware, data rights and documentation, all cash and cash equivalents, and all goodwill related to these assets.   A complete description of the assets sold is set forth in the Asset Purchase Agreement.
In exchange for the sale of the assets, Kelley II assumed certain liabilities of Kelley Communication, which include, but are not limited to, the liabilities, if any, relating to the Obligations and Liabilities (each as defined in the Asset Purchase Agreement) of Kelly Communication and Siena with respect to the sale of Tuscany Services, LLC, with respect to that certain Settlement Agreement dated January 31, 2007, by and between Kelly Communication, Kelley Technologies, LLC, Michael Kelley, Siena, Lisa Cox, individually and as Special Administratrix of the Estate of Stephen L. Cox, and with respect to that certain Confession of Judgment entered into by the District Court, Clark County, Nevada, dated December 1, 2007, in favor of Technology In Practice, LLC against Kelly Communication. A complete description of the liabilities assumed is set forth in the Asset Purchase Agreement.
Additionally, in exchange for the acquired assets, Kelley II assigned and transferred to Siena all of the Kelley Shares.

ITEM 8.
CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.
None.
ITEM 8A.
CONTROLS AND PROCEDURES.
Evaluation of Disclosure Controls and Procedures
As of the end of the period covered by this Annual Report on Form 10-KSB, an evaluation was performed under the supervision and with the participation of our management, including the Chief Executive Officer (who is also the principal accounting officer), of the effectiveness of the design and operation of our disclosure controls and procedures (as defined in Rules 13a-14 and 15d-14 of the Securities Exchange Act of 1934).  Based  on  that  evaluation,  our  Chief Executive Officer (who is also the principal accounting officer)  concluded  that  our  disclosure controls and procedures are effective to ensure that information we are required to disclose in reports that we  file  or  submit  under the Securities Exchange Act of 1934 (i) is recorded, processed,  summarized  and  reported  within  the  time  periods  specified  in Securities  and Exchange Commission rules and forms, and (ii) is accumulated and communicated  to our management, including our Chief Executive Officer, as appropriate, to allow timely decisions regarding required reasonable  assurance  that  such information is accumulated and communicated to our  management.  Our disclosure controls and procedures are designed to provide reasonable assurance that such information is accumulated and communicated to our management.  Our disclosure controls and procedures include components of our internal control over financial reporting.
Management’s Report on Internal Control Over Financial Reporting
Management is responsible for establishing and maintaining adequate internal control over financial reporting, as such term is defined in Exchange Act Rule 13a-15(f). Our internal control over financial reporting is a process designed to provide reasonable assurance to our management and Board of Directors regarding the reliability of financial reporting and the preparation of the financial statements for external purposes in accordance with accounting principles generally accepted in the United States of America.
Our internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of our assets; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with accounting principles generally accepted in the United States of America, and that our receipts and expenditures are being made only in accordance with authorizations of management and our directors; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of our assets that could have a material effect on the financial statements.
Because of its inherent limitations, internal controls over financial reporting may not prevent or detect misstatements. All internal control systems, no matter how well designed, have inherent limitations, including the possibility of human error and the circumvention of overriding controls. Accordingly, even effective internal control over financial reporting can provide only reasonable assurance with respect to financial statement preparation. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.
Our management assessed the effectiveness of our internal control over financial reporting as of December 31, 2007. In making this assessment, it used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in Internal Control-Integrated Framework.   Inherent in small business is the pervasive problem of segregation of duties.  Given that the Company has limited resources, the Chief Executive Officer also fulfills the Chief Financial Officer role and the Company employs a small limited office staff, segregation of duties is not possible at this stage in the corporate lifecycle.  Based on its assessment, management concluded that, as of December 31, 2007, the Company’s internal control over financial reporting is effective based on those criteria.

This Annual Report does not include an attestation report of the Company’s registered public accounting firm regarding internal controls over financial reporting. Management’s report was not subject to attestation by the Company’s registered public accounting firm pursuant to temporary rules of the SEC that permit the Company to provide only Management’s Report in this Annual Report.
CHANGES IN INTERNAL CONTROLS
There  was  no  change  in  our  internal  control over financial reporting that occurred  during the fourth quarter covered by this Annual Report on Form 10-KSB that  materially  affected,  or  is  reasonably likely to materially affect, our internal  control  over  financial  reporting.
ITEM 8B.
OTHER INFORMATION.
NONE.

PART III
ITEM 9.
DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT.
The following table sets forth the name, age, positions, and offices or employments as of April 14, 2008, of our executive officers and directors.

NAME	AGE	POSITION
Anthony Delise	67	Interim Chief Executive Officer, Interim Chief Financial Officer and Director
Michael Novielli	42	Director
BIOGRAPHIES OF OFFICERS AND DIRECTORS
Mr. Delise was appointed as our Interim Chief Executive Officer in August 2007. Mr. DeLise is currently president of International Business Strategies, a management consulting firm. Prior to his tenure at the Company, Mr. DeLise provided management consulting services and served as president and chief operating officer of Kitchen Designs of America from 2004 through 2007. His previous work experience includes senior level executive sales, marketing and operations with market leaders such as Arrow Electronics, Wyle Electronics and R.W. Electronics.
Michael Novielli is a co-founder and principal of Dutchess Capital Management LLC (“DCM”) and its predecessor firm Dutchess Advisors, Ltd., which since 1996 had arranged private equity and debt financings for publicly traded-companies. Since 2000, he has overseen transaction structure, risk management and regulatory compliance for DCM managed Funds and is a member of the firm's Investment Committee. Mike has over 15 years experience in securities, investment banking and asset management including tenure with PaineWebber (now UBS). He received a Bachelor of Science degree in Business from the University of South Florida in 1987.
BOARD OF DIRECTORS
The Company currently have three members of our Board of Directors, who are elected to annual terms and until their successors are elected and qualified. None of Siena directors are independent as defined by the Nasdaq stock market listing standards. Executive officers are appointed by the Board of Directors on an annual basis and serve until their successors have been duly appointed and qualified. There are no family relationships among any of our directors, officers or key employees.
AUDIT COMMITTEE
The Company does not have an Audit Committee or an “audit committee financial expert.” Full board performs the functions usually delegated to an Audit Committee.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and stockholders owning more than 10% are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms they file.
Based solely on the information furnished to us and written representations that no other reports were required during the fiscal year ended December 31, 2007, all applicable Section 16(a) filing requirements were met.
CODE OF ETHICS
The Company has adopted a code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Siena Code of Ethics is attached to the Report on Form 10-KSB for the year ended December 31, 2003 as Exhibit 14.1.

ITEM 10.
EXECUTIVE COMPENSATION.
SUMMARY COMPENSATION TABLE
The following table presents a summary of the compensation paid to Siena’s Chief Executive Officer, Chief Financial Officer and CEO of Kelley. No other executive officer received compensation in excess of $100,000 during 2007. Except as listed below, there were no bonuses, other annual compensation, restricted stock awards or stock options/SARs or any other compensation paid to the executive officers.

						Nonqualified
				Option	Non-Equity Incentive Plan	Deferred Compensation	All Other	Total
Name & Principal Position	Year	Salary ($)	Bonus ($)	Awards ($ )	Compensation ($)	Earnings ($)	Compensation ($)	($)
Jeffrey R. Hultman, Former Chief	2007	$136,135	$-	$-	$-	$-	$-	$136,135
Executive Officer
Christopher G. Pizzo,	2007	$154,235	$-	$-	$-	$-	$-	$154,235
Former Chief Financial Officer
James Michael Kelley,	2007	$122,687	$-	$-	$-	$-	$-	$122,687
Chief Executive Officer, Kelley Communication Company, Inc. (1)
Anthony Delise,	2007	$-	$-	$-	$-	$-	$78,000	$78,000
Interim Chief Executive Officer
 Mr. Hultman and Mr. Pizzo left the Company in 2007.

(1)
Mr. Kelley is the Chief Executive Officer of Kelley Communication Company, Inc., the Company’s wholly-owned subsidiary, which the Company acquired on September 22, 2005. Mr. Kelley resigned as a Director of the Company in January 2008.

The Company appointed Michael Kelley as Chief Executive Officer of Kelley, the company he founded, upon it’s acquisition on September 22, 2005. The Company executed an employment agreement with Mr. Kelley in September 2005. The employment agreement shall continue in effect for a period of two years and can be renewed upon mutual agreement between Mr. Kelley and us. The Company may terminate the employment agreement at our discretion during the initial term, provided that the Company shall pay Mr. Kelley an amount equal to payment at Mr. Kelley’s base salary rate for six months. The Company can also terminate the employment agreement for cause with no financial obligations to Mr. Kelley. Mr. Kelley currently earns a gross salary of $10,000 per month.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END
OPTION AWARDS

	Stock		Stock	Stock	Cliff
Date(s) of	Options	Exercise	Options	Options	Vesting
Grant	Granted	Price	Forfeited	Remaining	Period
10/20/2005	972,500	0.79	535,000	437,500	23 months
3/30/2006	1,347,500	0.42	1,180,000	167,500	33 months
6/2/2006	600,000	0.41	0	600,000	33 months
8/8/2006	192,500	0.21	80,000	112,500	33 months
9/1/2006	350,000	0.42	0	350,000	33 months
9/21/2006	750,000	0.39	750,000	0	27 months
9/25/06 to 2/1/2007	200,000	0.27 to 0.42	125,000	75,000	33 months
Balance at December 31, 2007	4,412,500		2,670,000	1,742,500
DIRECTORS COMPENSATION
The Company does not have a formal plan to compensate directors. None of our directors were compensated for the duties in 2006.
ITEM 11.
BENEFICIAL OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS.
The following table sets forth certain information regarding the beneficial ownership of Siena common stock as of April 14, 2008, by (i) each of the directors, (ii) each of the executive officers, (iii) each person known or believed to own beneficially five percent or more of the common stock and (iv) all directors and executive officers as a group. Unless indicated otherwise, each person has sole voting and dispositive power with respect to such shares. The number of shares of common stock outstanding for each listed person includes any shares the individual has the right to acquire within 60 days after April 14, 2008. The Company had 42,163,691 shares of common stock issued and outstanding as of For purposes of calculating each person’s or group’s percentage ownership, stock options exercisable within 60 days are included for that person or group, but not for the stock ownership of any other person or group.

	Amount and Nature of	Percent of Beneficial
Name and Address of Beneficial Owner(1)	Beneficial Ownership	Ownership
James Michael Kelley (2)	15,266,577	36.21%
Dutchess Group (3)	7,466,049 (6)	17.71%
Anthony DeLise	0	*
Michael Novielli (4)	7,466,049 (6)	17.71%
Gary Elliston	5,008,654	11.88%
All directors and executive officers as a group (2Persons)	7,466,049 (6)	17.71%

*	Less than 1%
(1)	The address of all individual directors and executive officers is c/o Siena Technologies, Inc., 5625 South Arville Street, Suite E, Las Vegas, NV 89118.
(2)	Includes warrants to purchase 675,000 shares. The exercise price of the warrants is $.50 per share and they expire in 2010.
(3)
Dutchess Private Equities Fund, Ltd. (“DPEF”)and Dutchess Advisors, LLC (“DA”, together with DPEF, “Dutchess”or the “Dutchess Group”) collectively beneficially own 7,466,049 shares of the Siena Technologies, Inc.’s common stock. Of this amount, DPEF beneficially owns 6,231,775 shares of common stock consisting of: (i) 1,352,130 shares of common stock; and (ii) warrants to purchase an aggregate of 4,879,645 shares of common stock. Further, DA beneficially owns 1,234,274 shares of common stock consisting of: (i) 234,274 shares of common stock; and (ii) warrants to purchase 1,000,000 shares of common stock. However, the terms of the warrants issued to Dutchess provide that Dutchess may not exercise the warrants if such exercise would result in Dutchess owning in excess of 4.99% of our total outstanding shares of common stock. The address of the Dutchess entities is 50 Commonwealth Avenue, Suite 2, Boston, MA 02116.

(4)
Mr. Novielli is director of Dutchess Private Equities Fund, Ltd. and managing member of Dutchess Advisors, LLC. And, as such, has voting and dispositive power over the shares beneficially owned by the Dutchess Group.

ITEM 12.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.
On July 17, 2007, the Company entered into an Agreement with Dutchess (the “July 2007 Agreement”), providing for, among other things, additional funding from Dutchess in the amount of $2,000,000 (the “Additional Financing”). Mr. Novielli, a director of the company is a director of Dutchess. The Additional Financing shall be added to the then outstanding principal amount of the Note and such Note shall be modified to reflect all appropriate increases in the Company’s monthly payments to Dutchess. Further, pursuant to the July 2007 Agreement, Dutchess shall have the right to appoint three (3) members to the Company’s Board of Directors, whose total number shall remain at five (5), and such appointments shall continue until the New Note is repaid in full; during such time that the New Note is outstanding, Dutchess may remove and replace any of its appointed members. The July 2007 Agreement further provided for certain conditions to closing, all of which have been satisfied.
Pursuant to the July 2007 Agreement, the Company and Dutchess executed an Addendum to Note, dated July 17, 2007 (the “Addendum”) modifying the Note such that the Additional Financing shall be added to the principal amount of the Note, totaling in the aggregate approximately $8,384,726 (the “New Note”). As provided in the Note, the New Note bears interest at a rate of seven percent (7%) per annum and is secured by all the assets of the Company, as evidenced by that certain Amended and Restated Security Agreement between the Company and Dutchess, dated July 17, 2007 (“Amended Security Agreement”). The New Note is due and payable on or before January 1, 2012. The Company also issued Dutchess a five year warrant to purchase 3,000,000 shares of the Company’s common stock at four cent ($0.04) per share (the “Warrant”). The Warrant provides for certain anti-dilution provisions and cashless exercise in the event that the Company does not have an effective registration statement covering the shares of common stock underlying the Warrant on or before one year from the date of issuance of the Warrant.  The Company also entered into a Negative Pledge, dated July 17, 2007 (the “Negative Pledge”), providing that the Company will not grant, any lien, charge, security interest, hypothec, mortgage or encumbrance of any nature or kind over any of the property stated in the Amended Security Agreement.
In connection with the Agreement, the Company paid Dutchess closing costs of $50,000.
The Company is obligated to make the following monthly principal and interest payments for the years ended December 31:

2008	$840,000
2009	1,800,000
2010	2,400,000
2011	3,000,000
January 1, 2012	2,195,738
Total	$10,235,738
In the event of a default on the new promissory note, Dutchess has the right to declare the full and unpaid balance of the new note due and payable, and enforce each of its rights under the aforementioned convertible debentures and warrants that have been retired, including conversion into and/or purchase of shares of the Company’s common stock.

During the years ended December 31, 2006 and 2005, the Company issued $3,132,600 and $2,136,360, respectively, in convertible debentures to Dutchess Private Equities II, LP (“Dutchess”). The Company paid $100,000 to Dutchess in financing fees during the year ended December 31, 2006. During the years ended December 31, 2004 and 2003, the Company issued $1,867,718 and $338,000 in convertible debentures to Dutchess Private Equities, LP respectively. The convertible debentures carried interest rates of 8% and 6% per annum, and were due at various dates between April 2008 and June 2011. Payments were not mandatory during the term of the convertible debentures. However, the Company maintained the right to pay the balances in full without penalty at any time. The holder was entitled to convert the face amount of the debentures, plus accrued interest, into common stock of the Company anytime following the issuance of such debenture, at the lesser of (i) 75% of the lowest closing bid price during the fifteen trading days prior to the conversion date or (ii) 100% of the average of the closing bid prices for the twenty trading days immediately preceding the issuance of such debenture, each being referred to as the “Conversion Price.” No fractional shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable was to be rounded up or down, as the case may be, to the nearest whole share. The beneficial conversion features embedded in these convertible debentures were treated as derivative liabilities in accordance with EITF 00-19. The 2006, 2005, 2004 and 2003 value of the derivative liabilities amounted to $3,228,422, $2,330,745, $2,465,011 and $488,801, respectively. Of such amounts $602,307, $534,385, $643,511 and $101,185 was charged to interest expense at the time of issuance for the years ended December 31, 2006, 2005, 2004 and 2003, as restated, respectively. The remaining amounts were recorded as debt discount and amortized into interest expense over the life of the debenture.
The $3,132,600, $2,136,360 and $1,867,718 of convertible debentures that were issued in 2006, 2005 and 2004, respectively were issued with a discounted price from the face value of $512,000, $340,000 and $248,600, respectively. Additionally, the Company issued warrants to purchase 2,349,000, 1,020,000 and 1,286,000 shares of the Company’s common stock at varying exercise prices between $.41 and $.60 per share during 2006, $1.03 and $1.83 per share during 2005 and between $1.73 and $1.90 per share during 2004. The warrants issued in 2006, 2005 and 2004 were valued at $854,470, $2,034,073 and $2,074,222, as restated, respectively, and were charged to interest expense and derivative liabilities at the time of issuance.
The Company entered into a $725,000 Factoring and Security Agreement (“Factor Loan 1”) with Dutchess Private Equities Fund, Ltd. on May 29, 2007, pursuant to which the Company agreed to sell accounts receivable balances with its customers totaling $789,577 and pay administration fees associated with the transaction of $5,000.  Under the terms of the agreement, the Company pays interest at a rate of 36% (3% per month) on the unpaid balance of Factor Loan 1.
The Company entered into a $214,000 Factoring and Security Agreement (“Factor Loan 2”) with Dutchess Private Equities Fund, Ltd. on June 18, 2007, pursuant to which the Company agreed to sell accounts receivable balances with its customers totaling $474,725 and pay administration fees associated with the transaction of $5,000.  Under the terms of the agreement, the Company pays interest at a rate of 36% (3% per month) on the unpaid balance of Factor Loan 2.
The Company entered into a $483,000 Factoring and Security Agreement (“Factor Loan 3”) with Dutchess Private Equities Fund, Ltd. on June 22, 2007, pursuant to which the Company agreed to sell accounts receivable balances with its customers totaling $520,392 and pay administration fees associated with the transaction of $5,000.  Under the terms of the agreement, the Company pays interest at a rate of 36% (3% per month) on the unpaid balance of Factor Loan 3.
The Company entered into a $215,000 Factoring and Security Agreement (“Factor Loan 4”) with Dutchess Private Equities Fund, Ltd. on September 15, 2007, pursuant to which the Company agreed to sell accounts receivable balances with its customers totaling $224,027 and pay administration fees associated with the transaction of $5,000.  Under the terms of the agreement, the Company pays interest at a rate of 36% (3% per month) on the unpaid balance of Factor Loan 4.
The Company entered into a $275,000 Factoring and Security Agreement (“Factor Loan 5”) with Dutchess Private Equities Fund, Ltd. on October 24, 2007, pursuant to which the Company agreed to sell accounts receivable balances with its customers totaling $300,500 and pay administration fees associated with the transaction of $5,000.

Under the terms of the agreement, the Company pays interest at a rate of 36% (3% per month) on the unpaid balance of Factor Loan 5.
The Company’s factoring transactions during the year ended December 31, 2007 and 2006 are summarized below:

	Year Ended
	December 31, 2007	December 31, 2006
Sale of Receivables to Factor	$2,309,221	$-
Payments to Factor	(2,309,221)	-
Balance at end of period	$-	$-
Charges by Factor	$422,221	$-
Common Stock Exchanged for a Warrant
On March 10, 2006, Dutchess Advisors, Ltd. and Dutchess Private Equities Fund L.P. (collectively “Dutchess”) exchanged 2,879,645 shares of the Company’s common stock for a warrant to purchase 2,879,645 shares of the Company’s common stock at $0.01 per share, with a fair market value of $1,526,212 or $.53 per share (the closing price of the Company’s common stock on the date of the transaction). In accordance with SFAS 150, the Company has recorded a derivative liability in the amount of the aforementioned $1,526,212, less consideration of $28,796, the exercise price associated with the warrant. The Company recorded a gain on the change in the fair market value of this derivative liability in the amount of $878,292 for the nine months ended December 31, 2007.

ITEM 13.
EXHIBITS.

Exhibits.
No.	Description
2.1	Plan of Reorganization between the Company and Michael Kelley, dated September 22, 2005 (included as exhibit 2.1 to the Form 8-K filed October 6, 2005, and incorporated herein by reference).

2.2
Acquisition Agreement and Plan of Reorganization between the Company and Robert and Sherry Rivera dated November 1, 2005 (included as exhibit 10.1 to the Form 8-K filed November 7, 2005, and incorporated herein by reference).

3.1	Articles of Incorporation, dated March 24, 1998 (included as exhibit 3.1 to the Form 10-SB filed March 5, 1999, and incorporated herein by reference).

3.2	By-laws, dated March 24, 1998 (included as exhibit 3.2 to the Form 10-SB filed March 5, 1999, and incorporated herein by reference).

3.3	Amendment to By-laws, dated May 6, 1999 (included as exhibit 3.2.2 to the Form 10-SB filed May 14, 1999, and incorporated herein by reference).

3.4	Certificate of Amendment of Articles of Incorporation (included as exhibit 3.2 to the Form 8-K filed November 29, 2000, and incorporated herein by reference).

3.5	Certificate of Amendment of Articles of Incorporation (included as exhibit 3.3 to the Form 8-K filed November 29, 2000, and incorporated herein by reference).

3.6	Certificate of Amendment to Articles of Incorporation, dated January 10, 2003 (included as exhibit 3.3 to the Form 10-KSB filed April 15, 2003, and incorporated herein by reference).

3.7	Certificate of Amendment to the Certificate of Incorporation, dated June 26, 2003 (included as exhibit 4.1 to the Form 10-QSB filed November 13, 2003, and incorporated herein by reference).

3.8	Certificate of Amendment to Articles of Incorporation dated October 25, 2006 (included as exhibit 3.1.5 to the Form S-8 filed November 2, 2006, and incorporated herein by reference).

4.1
Form of Debenture between the Company and Dutchess Private Equities Fund, II, LP, dated April 22, 2005 (included as exhibit 4.30 to the Form 10-QSB filed July 29, 2005, and incorporated herein by reference).

4.2
Warrant Agreement between the Company and Dutchess Private Equities Fund, II, LP, dated April 22, 2005 (included as exhibit 4.31 to the Form 10-QSB filed July 29, 2005, and incorporated herein by reference).

4.3
Form of Debenture between the Company and Dutchess Private Equities Fund, II, LP, dated May 12, 2005 (included as exhibit 4.32 to the Form 10-QSB filed July 29, 2005, and incorporated herein by reference).

4.4
Warrant Agreement between the Company and Dutchess Private Equities Fund, II, LP, dated May 12, 2005 (included as exhibit 4.33 to the Form 10-QSB filed July 29, 2005, and incorporated herein by reference).

4.5	Form of Debenture between the Company and Preston Capital Partners, dated May 26, 2005 (included as exhibit 4.34 to the Form 10-QSB filed July 29, 2005, and incorporated herein by reference).

4.6
Form of Debenture between the Company and Dutchess Private Equities Fund, II, LP, dated May 27, 2005 (included as exhibit 4.35 to the Form 10-QSB filed July 29, 2005, and incorporated herein by reference).

4.7
Warrant Agreement between the Company and Dutchess Private Equities Fund, II, LP, dated May 27, 2005 (included as exhibit 4.36 to the Form 10-QSB filed July 29, 2005, and incorporated herein by reference).

Exhibits.
No.	Description
4.8
Form of Debenture between the Company and Dutchess Private Equities Fund, II, LP, dated June 6, 2005 (included as exhibit 4.37 to the Form 10-QSB filed July 29, 2005, and incorporated herein by reference).

4.9
Warrant Agreement between the Company and Dutchess Private Equities Fund, II, LP, dated June 6, 2005 (included as exhibit 4.38 to the Form 10-QSB filed July 29, 2005, and incorporated herein by reference).

4.10	Form of Debenture between the Company and Preston Capital Partners, dated June 20, 2005 (included as exhibit 4.39 to the Form 10-QSB filed July 29, 2005, and incorporated herein by reference).

4.11
Collateral Agreement between the Company and Dutchess Private Equities Fund, II, L.P., dated September 19, 2005 (included as exhibit 4.1 to the Form 8-K filed October 6, 2005, and incorporated herein by reference).

4.12
Form of Debenture between the Company and Dutchess Private Equities Fund, II, L.P., dated September 22, 2005 (included as exhibit 4.2 to the Form 8-K filed October 6, 2005, and incorporated herein by reference).

4.13
Debenture Registration Rights Agreement between the Company and Dutchess Private Equities Fund L.P., Dutchess Private Equities Fund, II, L.P., Dutchess Capital Management, LLC, dated September 22, 2005 (included as exhibit 4.3 to the Form 8-K filed October 6, 2005, and incorporated herein by reference).

4.14
Subscription Agreement between the Company and Dutchess Private Equities Fund L.P., Dutchess Private Equities Fund, II, L.P., Dutchess Capital Management, LLC, dated September 22, 2005 (included as exhibit 4.4 to the Form 8-K filed October 6, 2005, and incorporated herein by reference).

4.15
Warrant between the Company and Dutchess Private Equities Fund, II, L.P., dated September 22, 2005 (included as exhibit 4.5 to the Form 8-K filed October 6, 2005, and incorporated herein by reference).

4.16	Promissory Note between the Company and Michael Kelley, dated September 22, 2005 (included as exhibit 4.6 to the Form 8-K filed October 6, 2005, and incorporated herein by reference).

4.17	Promissory Note between the Company and Robert Unger, dated September 22, 2005 (included as exhibit 4.7 to the Form 8-K filed October 6, 2005, and incorporated herein by reference).

4.18
Security Agreement between the Company and Dutchess Private Equities Fund L.P. and Dutchess Private Equities Fund, II, L.P., dated September 22, 2005 (included as exhibit 4.8 to the Form 8-K filed October 6, 2005, and incorporated herein by reference).

4.19	Promissory Note between the Company and Robert and Sherry Rivera, dated November 1, 2005 (included as exhibit 10.2 to the Form 8-K filed November 7, 2005, and incorporated herein by reference).

4.20
Security Agreement between the Company and Spectrum Communication Cabling Services, Inc., dated November 1, 2005 (included as exhibit 10.3 to the Form 8-K filed November 7, 2005, and incorporated herein by reference).

4.21	Form of Debenture between the Company and Preston Capital Partners, dated July 20, 2005 (included as exhibit 4.50 to the 10QSB/A filed November 22, 2005, and incorporated herein by reference).

4.22	Form of Debenture between the Company and Preston Capital Partners, dated August 17, 2005 (included as exhibit 4.51 to the 10QSB/A filed November 22, 2005, and incorporated herein by reference).

4.23
Form of Debenture between the Company and Dutchess Private Equities Fund, II, LP, dated September 14, 2005 (included as exhibit 4.52 to the 10QSB/A filed November 22, 2005, and incorporated herein by reference).

4.24
Warrant Agreement between the Company and Dutchess Private Equities Fund, II, LP, dated September 14, 2005 (included as exhibit 4.53 to the 10QSB/A filed November 22, 2005, and incorporated herein by reference).

Exhibits.
No.	Description
4.25
Form of Debenture between the Company and Dutchess Private Equities Fund, II, LP, dated September 19, 2005 (included as exhibit 4.54 to the 10QSB/A filed November 22, 2005, and incorporated herein by reference).

4.26
Warrant Agreement between the Company and Dutchess Private Equities Fund, II, LP, dated September 19, 2005 (included as exhibit 4.55 to the 10QSB/A filed November 22, 2005, and incorporated herein by reference).

4.27
Common Stock for Warrant Exchange Agreement between the Company and Dutchess Private Equities Fund, LP, dated March 10, 2006 (included as exhibit 4.1 to the Form 8-K filed March 20, 2006, and incorporated herein by reference).

4.28
Common Stock for Warrant Exchange Agreement between the Company and Dutchess Advisors, Ltd., dated March 10, 2006 (included as exhibit 4.2 to the Form 8-K filed March 20, 2006, and incorporated herein by reference).

4.29
Promissory Note dated August 1, 2000 by the Company and Kelley in favor of Dutchess Private Equities Fund LP, Dutchess Private Equities Fund II, LP and Dutchess Advisors, Ltd., (included as exhibit 4.58 to the 10-QSB filed August 14, 2006, and incorporated herein by reference).

4.30	Promissory Note dated August 7, 2000 by the Company in favor of Preston Capital Partners, (included as exhibit 4.59 to the 10-QSB filed August 14, 2006, and incorporated herein by reference).

4.31
Amended and Restated Promissory Note dated August 14, 2006, by the Company in favor of Michael Kelley, (included as exhibit 4.60 to the 10-QSB filed August 14, 2006, and incorporated herein by reference).

4.32	Amended and Restated Promissory Note dated August 14, 2006 by the Company in favor of Robert Unger (included as exhibit 4.61 to the 10-QSB filed August 14, 2006, and incorporated herein by reference).

4.33
Form of Warrant Agreement between the Company and various investors in a private placement closing November 13, 2006 (included as exhibit 4.44 to the Form 8-K filed November 17, 2006, and incorporated herein by reference).

4.34
Form of Voting Agreement between the Company and various investors in a private placement closing November 13(included as exhibit 4.45 to the Form 8-K filed November 17, 2006, and incorporated herein by reference).

4.35
Form of Registration Rights Agreement between the Company and various investors in a private placement closing November 13(included as exhibit 4.46 to the Form 8-K filed November 17, 2006, and incorporated herein by reference).

*10.1	Employment Agreement between the Company and Jeffrey R. Hultman, dated March 7, 2005 (included as exhibit 99.2 to the Form 8-K filed March 9, 2005, and incorporated herein by reference).

10.2
Intercreditor Agreement between the Company and Nottingham Mayport, LLC, Dutchess Private Equities Fund L.P., Dutchess Private Equities Fund II, L.P., and Robert Unger, dated September 22, 2005 (included as exhibit 10.1 to the Form 8-K filed October 6, 2005, and incorporated herein by reference).

10.3
Rescission and Settlement Agreement among the Company and Robert Rivera, Sherry Perry Rivera and Spectrum Communications Cabling Services, Inc., dated January 6, 2006 (included as exhibit 10.1 to the Form 8-K filed January 6, 2006, and incorporated herein by reference).

10.4
First Amendment to Alton Plaza Lease between the Company and Alton Plaza Property dated January 31, 2006 (included as exhibit 10.37 to the 10-KSB filed April 18, 2006, and incorporated herein by reference).

*10.5	Employment Agreement between the Company and Chris Pizzo effective March 27, 2006 (included as exhibit 10.37 to the 10-QSB filed August 14, 2006, and incorporated herein by reference).

Exhibits.
No.	Description
10.6
Loan Restructure Agreement dated August 1, 2006, by and between the Company, Kelley, Dutchess Private Equities Fund, LP, Dutchess Private Equities Fund II, LP and Dutchess Advisors, Ltd., 2006 (included as exhibit 10.38 to the 10-QSB filed August 14, 2006, and incorporated herein by reference).

10.7
Loan Restructure Agreement dated August 7, 2006, by and between the Company and Preston Capital partners, LLC, 2006 (included as exhibit 10.39 to the 10-QSB filed August 14, 2006, and incorporated herein by reference).

10.8	Letter Agreement with Ascendiant Securities, LLC dated October 24, 2006 (included as exhibit 10.9 to the 10-QSB filed November 14, 2006, and incorporated herein by reference).

10.9	Second Loan Restructuring Agreement dated February 5, 2007 between the Company and Dutchess (included as exhibit 10.10 to the Form 8-K filed February 9, 2007, and incorporated herein by reference).

10.10
Settlement Agreement dated February 26, 2007 between the Company, Kelley Communications Company, Inc. Kelley Technologies, LLC, James Michael Kelley and Lisa Cox, individually and as Special Administratrix of the Estate of Steven L. Cox (included as exhibit 10.11 to the Form 8-K filed February 28, 2007, and incorporated herein by reference).

10.11
Second Amended and Restated Promissory Note dated March 2, 2007 by the Company in favor of Robert Unger (included as exhibit 10.12 to the Form 8-K filed March 2, 2007, and incorporated herein by reference).

10.12	Business Loan Agreement dated March 2, 2007 between Kelley and Bank of Nevada (included as exhibit 10.13 to the Form 8-K filed March 2, 2007, and incorporated herein by reference).

10.13	Changes in Terms Agreement dated March 2, 2007 between Kelley and Bank of Nevada (included as exhibit 10.14 to the Form 8-K filed March 2, 2007, and incorporated herein by reference).

10.14
Contribution, Assignment and Assumption Agreement dated April 9, 2007 between Kelley Communication Company, Inc., MC Services LLC and Tuscany Services LLC (included as exhibit 10.14 to the Form 8-K filed April 13, 2007, and incorporated herein by reference).

10.15
Operating Agreement dated April 9, 2007 between Kelley Communication Company, Inc. and Tuscany Services LLC (included as exhibit 10.15 to the Form 8-K filed April 13, 2007, and incorporated herein by reference).

10.16
Asset Purchase Agreement, dated as of April 7, 2008, by and among Siena Technologies, Inc., Kelley II, LLC, J. Michael Kelley and Kelley Communication Company, Inc.  (filed as Exhibit 10.1 to Current Report on Form 8-K filed on April 9, 2008 and incorporated herein by reference)

21	List of Subsidiaries

31.1	Certification of the Chief Executive Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002, filed herewith.

31.2	Certification of the Chief Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002, filed herewith.

32.1	Certification of Officers pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, filed herewith.

ITEM 14.
PRINCIPAL ACCOUNTANT FEES AND SERVICES.
AUDIT FEES
The Company incurred fees to our auditors, Jasper + Hall, PC, for professional services rendered for the audit of Siena’s annual financial statements for the year ended December 31, 2007 and, for the reviews of the financial statements included in our quarterly reports on Form 10-QSB during the fiscal year ended December 31, 2007 were $32,500.
TAX FEES
None.
ALL OTHER FEES
None.

SIGNATURES
Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on April 28, 2008.

Siena Technologies, Inc.

By:	/s/ Anthony Delise
Anthony Delise
Interim Chief Executive Officer, Principal Accounting Officer and Director
Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Company.

Signature	Title	Date

/s/ Anthony Delise	Interim Chief Executive Officer, Principal	April 28, 2008
Anthony Delise	Accounting Officer and Director

/s/ Michael Novielli	Director	April 28, 2008
Michael Novielli

EXHIBIT E

December 31, 2006

Current Assets:
Cash & Cash Equivalents	$6,019
Accounts receivable	1,399,213
Allowance for bad debts	(11,044)
Inventory	511,817
Cost in Excess of Billings	590,484
Prepaid expenses	9,500
Other current Assets	12,649
Total current assets	2,518,638

Property & Equipment:
Equipment	220,808
Furniture & Fixtures	173,105
Leasehold Improvements	69,257
Software	154,850
Vehicles	200,963
Less accumulated depreciation	(568,296)
Total property and equipment, net	250,687

Other Assets:
Patents	5,679
Tuscany Broadband LLC	771,325
Goodwill	7,344,216
Total other assets	8,121,220

Total assets	$10,890,545

Current Liabilities:
Bank line of credit	$606,089
Accounts payable and accrued expenses	1,822,264
Billings in Excess of Costs	924,963
Loans Payable	24,124
Loans Payable - related parties	303,303
Total current liabilities	3,680,743

Long term Liabilities:
Due to Siena	11,922,660
Loans Payable	839,655
Other	339,859
Total liabilities	13,102,174

Shareholders' equity / (Deficit)
Accumulated Deficit	(5,892,372)
Total Stockholder's Deficit	(5,892,372)

Total Liabilities and Equity	$10,890,545

For the Year Ended December 31, 2006

Revenue	$18,758,496
Cost of goods sold	14,684,296
Gross profit	4,074,200

Operating Expenses
Salaries	2,388,722
Professional fees	82,459
Telephone	124,177
Bad Debt Expense	22,691
Financing Fees	25,250
Insurance	343,034
Consulting fees	125,929
Rent	182,731
Travel	62,817
Depreciation and Amortization	131,398
Other operating expenses	749,244
Total Operating Expenses	4,238,452

Loss from Operations	(164,252)

Other income (expense):
Interest expense	(331,528)
Gain on debt forgiveness	72,083
Loss on sales of Assets	(522,141)
Litigation settlement	(108,900)
Impairment of asset for sale	(477,295)
Total other income (expense)	(1,367,781)

Net loss	$(1,532,033)

EXHIBIT F

December 31, 2007

Current Assets:
Cash & Cash Equivalents	$375,959
Accounts receivable	1,226,425
Allowance for bad debts	(18,881)
Inventory	552,818
Cost in Excess of Billings	350,377
Prepaid expenses	190,200
Total current assets	2,676,898

Property & Equipment:
Equipment	224,241
Furniture & Fixtures	174,352
Leasehold Improvements	69,257
Software	163,198
Vehicles	200,963
Less accumulated depreciation	(664,351)
Total property and equipment, net	167,660

Other Assets:
Patents	5,679
Goodwill	7,344,216
Total other assets	7,349,895

Total assets	$10,194,453

Current Liabilities:
Bank line of credit	$294,572
Accounts payable and accrued expenses	1,520,823
Billings in Excess of Costs	1,412,900
Loans Payable	20,139
Loans Payable - related parties	533,609
Accrued Settlements	39,000
Deferred revenues	10,000
Total current liabilities	3,831,043

Long term Liabilities:
Due to Siena	14,044,469
Loans Payable	946,850
Other	99,000
Total liabilities	15,090,319

Shareholders' equity / (Deficit)
Accumulated Deficit	(8,726,909)
Total Stockholder's Deficit	(8,726,909)

Total Liabilities and Equity	$10,194,453

For the Year Ended December 31, 2007

Revenue	$7,327,845
Cost of goods sold	5,554,113
Gross profit	1,773,732

Operating Expenses
Salaries	2,684,844
Professional fees	31,293
Telephone	80,484
Bad Debt Expense	133,502
Insurance	444,353
Consulting fees	52,778
Rent	172,697
Travel	5,848
Depreciation and Amortization	96,055
Other operating expenses	564,524
Total Operating Expenses	4,266,378

Loss from Operations	(2,492,646)

Other income (expense):
Interest expense	(216,784)
Loss on disposition of Assets	(45,113)
Tuscany Income	(45,149)
Impairment of asset for sale	(22,301)
Total other income (expense)	(329,347)

Net loss	$(2,821,993)